Exhibit C

INDEX TO FINANCIAL STATEMENTS

2010-2011

Page No.
A	SUMMARY STATEMENTS - 2010/2011 BUDGET

	Summary of Gross Expenditure Estimates by Head			1-3
	Summary of Net Expenditure Estimates by Head			4-7
	Statutory Provisions and Provisions to be Voted by Head			8-10
	Summary of Total Expenditure by Objects by Head			11-22
	Summary of Total Expenditure Classified by Objects			23-25

B	STATEMENTS OUT TURN 2009/2010 - POSITION AT 31st MARCH 2010

	Statement I	-	Receipts and Payments of the Consolidated Fund	26
	Statement II	-	Deficit Financing Account	27
	Statement III	-	Revenue Estimates Compared with Consolidated Fund Receipts	28-29
	Statement IV	-	Expenditure Estimates Compared with Issues from the Consolidated Fund	30-31
	Statement V	-	Consolidated Fund Balances	32
	Statement VI	-	Capital Development Fund	33
	Statement VII	-	Contingencies Fund	34

C	STATEMENT OF OUTSTANDING PUBLIC DEBT 2010/2011

	Statement VIII	-	Statement of Outstanding Public Debt	35-46

D	STATEMENT OF FINANCING OF THE BUDGET 2010/2011

	Statement IX	-	Summary of Revenue Estimates and Estimates of Expenditure	47-49
	Statement X	-	Statement of Financing the Estimates of Expenditure	50
	Statement XI	-	Statement of Consolidated Fund Charges	51-53
	Statement XII	-	Institutional Projects and Programmes - Funding of Projects	54-57

E	FUNCTIONAL CLASSIFICATION - BUDGET 2010/2011

	Statement XIII	-	Functional Classification of Budget 2010/2011	58-63

F	REVENUE ESTIMATES 2010/2011

	Statement XIV	-	Summary of Revenue and Loan Receipts	64-65
	Statement XV	-	Details of Revenue and Loan Receipts	66-81

2010-2011 Jamaica Budget
Part I Recurrent
Summary of Expenditure Estimates by Ministries and Departments (Showing Gross Estimates and Total Appropriations In Aid)
$’000

Estimates, 2010-2011
His Excellency the Governor-General and Staff	92,912.0
Houses of Parliament	634,287.0
Office of the Public Defender	72,053.0
Office of the Contractor-General	179,158.0
Auditor General	303,038.0
Office of the Services Commissions	142,412.0
Office of the Children’s Advocate	57,253.0
Office of the Prime Minister	6,195,222.0
Office of the Cabinet	621,961.0
Ministry of Tourism	2,210,414.0
Office of the Prime Minister (Local Government)	5,973,612.0
Ministry of Finance and the Public Service	173,052,876.0
Ministry of National Security	37,905,796.0
Ministry of Justice	3,285,463.0
Ministry of Foreign Affairs and Foreign Trade	2,717,238.0
Ministry of Labour and Social Security	1,857,800.0
Ministry of Education	70,537,247.0
Ministry of Health	31,809,602.0
Ministry of Youth, Sport and Culture	1,849,440.0
Ministry of Agriculture and Fisheries	3,676,874.0
Ministry of Industry, Investment and Commerce	2,113,049.0
Ministry of Energy and Mining	405,827.0
Ministry of Water and Housing	546,272.0
Ministry of Transport and Works	2,447,500.0

Gross Total Part I Recurrent	348,687,306.0

Less Appropriations-In-Aid	(4,757,449.0)

Net Total Part I Recurrent	343,929,857.0

2010-2011 Jamaica Budget
Part II Capital
Summary of Expenditure Estimates by Ministries and Departments (Showing Gross Estimates and Total Appropriations In Aid)
$’000

Estimates, 2010-2011
Office of the Prime Minister	10,423,812.0
Office of the Cabinet	335,557.0
Office of the Prime Minister (Local Government)	255,000.0
Ministry of Finance and the Public Service	120,953,234.0
Ministry of National Security	1,841,031.0
Ministry of Justice	285,000.0
Ministry of Foreign Affairs and Foreign Trade	68,324.0
Ministry of Labour and Social Security	3,826,985.0
Ministry of Education	2,830,072.0
Ministry of Health	1,476,553.0
Ministry of Youth, Sport and Culture	218,546.0
Ministry of Agriculture and Fisheries	2,758,794.0
Ministry of Industry, Investment and Commerce	74,164.0
Ministry of Energy and Mining	156,851.0
Ministry of Water and Housing	1,899,838.0
Ministry of Transport and Works	15,002,043.0

Gross Total Part II Capital	162,405,804.0

Less Appropriations-In-Aid	(2,365,210.0)

Net Total Part II Capital	160,040,594.0

2010-2011 Jamaica Budget
Total Recurrent and Capital
Summary of Expenditure Estimates by Ministries and Departments (Showing Gross Estimates and Total Appropriations In Aid)
$’000

	Gross Total	Less Appropriations In Aid	Net Total
Recurrent	348,687,306.0	(4,757,449.0)	343,929,857.0

Capital	162,405,804.0	(2,365,210.0)	160,040,594.0

Grand Total Recurrent and Capital	511,093,110.0	(7,122,659.0)	503,970,451.0

2010-2011 Jamaica Budget	Recurrent
Estimates of Expenditure (Net of Appropriations-In-Aid)
$’000

Head No. and Title		Estimates, 2010-2011	Revised Estimates, 2009-2010	Approved Estimates, 2009-2010	Actual (Provisional) Expenditure, 2008-2009
0100	His Excellency the Governor-General and Staff	92,912.0	97,912.0	98,858.0	113,248.0

0200	Houses of Parliament	634,287.0	616,313.0	631,302.0	650,973.0

0300	Office of the Public Defender	72,053.0	63,243.0	84,672.0	61,877.0

0400	Office of the Contractor-General	179,158.0	179,158.0	179,158.0	198,472.0

0500	Auditor General	297,938.0	305,378.0	265,658.0	261,629.0

0600	Office of the Services Commissions	142,412.0	135,838.0	135,838.0	141,136.0

0700	Office of the Children’s Advocate	57,253.0	50,597.0	50,597.0	42,828.0

1500	Office of the Prime Minister	2,488,447.0	2,511,359.0	2,562,619.0	2,245,730.0
1510	Jamaica Information Service	273,414.0	277,948.0	285,626.0	295,350.0
1539	Post and Telecommunications Department	1,489,829.0	1,521,389.0	1,468,829.0	1,712,240.0
1547	National Land Agency	327,240.0	320,985.0	336,310.0	337,000.0
1548	National Environment and Planning Agency	541,871.0	537,777.0	560,198.0	584,201.0
	Total Office of the Prime Minister and Departments	5,120,801.0	5,169,458.0	5,213,582.0	5,174,521.0

1600	Office of the Cabinet	342,132.0	299,268.0	336,367.0	304,196.0
1649	Management Institute for National Development	124,963.0	124,963.0	124,963.0	131,367.0
	Total Office of the Cabinet and Departments	467,095.0	424,231.0	461,330.0	435,563.0

1700	Ministry of Tourism	2,168,249.0	2,595,215.0	2,785,273.0	3,513,534.0

1800	Office of the Prime Minister (Local Government)	5,973,612.0	7,345,061.0	5,603,850.0	6,396,367.0

2000	Ministry of Finance and the Public Service	8,039,523.0	5,657,531.0	14,709,815.0	5,340,066.0
2011	Accountant General	339,136.0	254,001.0	268,579.0	286,027.0
2012	Customs Department	2,155,843.0	2,287,665.0	2,396,564.0	2,577,581.0
2015	Inland Revenue Department	1,835,114.0	1,830,463.0	1,910,957.0	1,817,063.0
2018	Public Debt Charges (Interest Payments)	142,149,347.0	186,820,851.0	159,007,454.0	124,102,098.0
2019	Pensions	16,499,132.0	14,689,000.0	13,789,000.0	13,280,000.0
2041	Taxpayer Audit and Assessment Department	1,257,493.0	1,266,293.0	1,257,493.0	1,329,919.0
2042	Taxpayer Appeals Department	41,697.0	41,697.0	40,462.0	39,513.0
2044	Tax Administration Services Department	472,170.0	472,170.0	472,170.0	452,271.0
	Total Ministry of Finance and the Public Service and Departments	172,789,455.0	213,319,671.0	193,852,494.0	149,224,538.0

2600	Ministry of National Security	10,094,796.0	10,721,484.0	10,918,660.0	8,955,574.0
2622	Police Department	22,982,590.0	22,187,322.0	24,448,832.0	21,698,193.0
2624	Department of Correctional Services	3,799,970.0	3,727,327.0	3,685,957.0	3,631,577.0
2653	Passport, Immigration and Citizenship Agency	268,194.0	271,602.0	273,703.0	314,143.0
	Total Ministry of National Security and Departments	37,145,550.0	36,907,735.0	39,327,152.0	34,599,487.0

2800	Ministry of Justice	737,764.0	703,308.0	799,937.0	766,500.0
2823	Court of Appeal	150,300.0	134,184.0	135,915.0	155,435.0
2825	Director of Public Prosecutions	178,269.0	159,577.0	162,432.0	184,920.0
2826	Family Courts	139,991.0	137,565.0	142,093.0	149,034.0
2827	Resident Magistrates’ Courts	723,220.0	671,902.0	686,275.0	762,398.0
2828	Revenue Court	5,773.0	5,510.0	5,773.0	5,418.0
2829	Supreme Court	582,718.0	559,795.0	570,843.0	626,296.0
2830	Administrator General	90,648.0	90,144.0	90,648.0	89,484.0
2831	Attorney General	427,100.0	376,299.0	404,993.0	392,687.0
2832	Trustee in Bankruptcy	31,548.0	31,642.0	31,642.0	31,305.0

2010-2011 Jamaica Budget	Recurrent
Estimates of Expenditure (Net of Appropriations-In-Aid)
$’000

Head No. and Title		Estimates, 2010-2011	Revised Estimates, 2009-2010	Approved Estimates, 2009-2010	Actual (Provisional) Expenditure, 2008-2009
2833	Office of the Parliamentary Counsel	59,500.0	58,272.0	60,701.0	61,573.0
2852	Legal Reform Department	35,692.0	34,154.0	35,304.0	33,357.0
2854	Court Management Services	13,670.0	12,114.0	55,000.0	—
	Total Ministry of Justice and Departments	3,176,193.0	2,974,466.0	3,181,556.0	3,258,407.0

3000	Ministry of Foreign Affairs and Foreign Trade	2,601,141.0	2,319,508.0	2,517,235.0	2,549,058.0

4000	Ministry of Labour and Social Security	1,734,300.0	1,752,093.0	1,832,653.0	1,869,434.0

4100	Ministry of Education	70,537,247.0	72,133,426.0	68,227,659.0	60,750,000.0

4200	Ministry of Health	28,552,376.0	27,528,502.0	26,806,380.0	26,160,015.0
4220	Registrar General’s Department and Island Records Office	—	—	—	39,000.0
4234	Bellevue Hospital	1,120,000.0	1,011,720.0	902,100.0	950,631.0
4235	Government Chemist	21,498.0	21,498.0	22,795.0	24,914.0
4251	Child Development Agency	1,547,212.0	1,365,444.0	1,365,444.0	1,333,821.0
	Total Ministry of Health and Departments	31,241,086.0	29,927,164.0	29,096,719.0	28,508,381.0

4300	Ministry of Information, Culture, Youth and Sports	—	—	—	2,769,070.0

4500	Ministry of Youth, Sport and Culture	1,849,440.0	2,163,258.0	2,271,258.0	—

5100	Ministry of Agriculture and Fisheries	2,794,828.0	2,714,996.0	2,818,450.0	2,746,811.0
5146	Forestry Department	335,501.0	268,079.0	268,675.0	250,609.0
	Total Ministry of Agriculture and Fisheries and Departments	3,130,329.0	2,983,075.0	3,087,125.0	2,997,420.0

5300	Ministry of Industry, Investment and Commerce	1,749,825.0	1,662,542.0	1,849,000.0	1,847,611.0
5338	The Companies Office of Jamaica	—	—	—	—
	Total Ministry of Industry, Investment and Commerce and Departments	1,749,825.0	1,662,542.0	1,849,000.0	1,847,611.0

5600	Ministry of Energy and Mining	405,827.0	400,028.0	449,709.0	369,401.0

5700	Ministry of Mining and Telecommunications	—	—	—	892,064.0

5900	Ministry of Energy, Mining and Telecommunications	—	—	—	24,667.0

6300	Ministry of Water and Housing	546,272.0	522,762.0	541,654.0	621,896.0

6500	Ministry of Transport and Works	1,354,366.0	1,461,184.0	1,580,800.0	1,703,416.0
6550	National Works Agency	463,056.0	463,056.0	463,056.0	489,417.0
	Total Ministry of Transport and Works and Departments	1,817,422.0	1,924,240.0	2,043,856.0	2,192,833.0

	Total Recurrent	343,929,857.0	385,972,372.0	363,788,188.0	309,464,415.0

2010-2011 Jamaica Budget	Capital A (Government of Jamaica Funded Projects)
Estimates of Expenditure (Net of Appropriations-In-Aid)
$’000

Head No. and Title		Estimates, 2010-2011	Revised Estimates, 2009-2010	Approved Estimates, 2009-2010	Actual (Provisional) Expenditure, 2008-2009
1500A	Office of the Prime Minister	3,075,271.0	3,124,026.0	4,530,105.0	3,275,763.0

1700A	Ministry of Tourism	—	—	—	53,074.0

1800A	Office of the Prime Minister (Local Government)	255,000.0	138,451.0	367,300.0	1,612,364.0

2000A	Ministry of Finance and the Public Service	120,953,234.0	183,116,230.0	157,005,666.0	162,733,690.0

2600A	Ministry of National Security	491,000.0	534,152.0	500,000.0	2,011,476.0

2800A	Ministry of Justice	130,000.0	172,000.0	306,000.0	277,900.0

4000A	Ministry of Labour and Social Security	—	—	—	8,761.0

4100A	Ministry of Education	664,291.0	1,907,594.0	3,000,000.0	2,931,101.0

4200A	Ministry of Health	161,391.0	127,383.0	410,000.0	89,563.0

4300A	Ministry of Information, Culture, Youth and Sports	—	—	—	320,759.0

4500A	Ministry of Youth, Sport and Culture	12,000.0	66,657.0	66,657.0	—

5100A	Ministry of Agriculture and Fisheries	210,840.0	399,589.0	825,589.0	661,264.0

5300A	Ministry of Industry, Investment and Commerce	20,000.0	24,500.0	50,000.0	417,450.0

5600A	Ministry of Energy and Mining	100,000.0	100,011.0	156,500.0	130,000.0

5700A	Ministry of Mining and Telecommunications	—	—	—	680,697.0

5900A	Ministry of Energy, Mining and Telecommunications	—	—	—	3.0

6300A	Ministry of Water and Housing	300,000.0	280,000.0	396,299.0	463,624.0

6500A	Ministry of Transport and Works	6,693,712.0	1,570,267.0	3,000,000.0	4,471,198.0

	Total Capital A	133,066,739.0	191,560,860.0	170,614,116.0	180,138,687.0

2010-2011 Jamaica Budget	Capital B (Multilateral / Bilateral Projects)
Estimates of Expenditure (Net of Appropriations-In-Aid)
$’000

Head No. and Title		Estimates, 2010-2011	Revised Estimates, 2009-2010	Approved Estimates, 2009-2010	Actual (Provisional) Expenditure, 2008-2009
1500B	Office of the Prime Minister	7,268,492.0	2,930,617.0	3,409,590.0	2,493,041.0

1600B	Office of the Cabinet	335,557.0	231,917.0	379,770.0	279,380.0

2600B	Ministry of National Security	1,000,031.0	1,071,313.0	1,682,000.0	795,800.0

2800B	Ministry of Justice	35,000.0	3,180.0	17,050.0	21,782.0

3000B	Ministry of Foreign Affairs and Foreign Trade	68,324.0	4,901.0	34,000.0	25,240.0

4000B	Ministry of Labour and Social Security	3,826,985.0	3,000,000.0	3,000,000.0	2,224,746.0

4100B	Ministry of Education	2,165,781.0	768,380.0	1,353,960.0	1,328,060.0

4200B	Ministry of Health	1,315,162.0	1,037,627.0	713,482.0	968,166.0

4300B	Ministry of Information, Culture, Youth and Sports	—	—	—	1,500.0

4500B	Ministry of Youth, Sport and Culture	206,546.0	14,851.0	186,300.0	—

5100B	Ministry of Agriculture and Fisheries	2,292,793.0	2,727,189.0	3,251,619.0	2,474,272.0

5300B	Ministry of Industry, Investment and Commerce	54,164.0	56,320.0	202,294.0	39,885.0

5600B	Ministry of Energy and Mining	56,851.0	1,473.0	—	—

5700B	Ministry of Mining and Telecommunications	—	—	—	300,000.0

6300B	Ministry of Water and Housing	1,599,838.0	925,207.0	1,579,294.0	1,245,000.0

6500B	Ministry of Transport and Works	6,748,331.0	2,758,067.0	4,828,443.0	6,172,095.0

	Total Capital B	26,973,855.0	15,531,042.0	20,637,802.0	18,368,967.0

	Total Capital (A + B)	160,040,594.0	207,091,092.0	191,251,918.0	198,507,654.0

	Grand Total Recurrent and Capital	503,970,451.0	593,064,274.0	555,040,106.0	507,972,069.0

2010-2011 Jamaica Budget	Recurrent
Statutory provisions and Provisions to be Voted
$’000

Head No. and Title		Statutory	Gross Expenditure to be Voted	Appropriations in Aid	Net Expenditure to be Voted	Net provisions in Estimates (Including Statutory)
0100	His Excellency the Governor-General and Staff	59,912.0	33,000.0	—	33,000.0	92,912.0

0200	Houses of Parliament	8,209.0	626,078.0	—	626,078.0	634,287.0

0300	Office of the Public Defender	9,379.0	62,674.0	—	62,674.0	72,053.0

0400	Office of the Contractor-General	8,431.0	170,727.0	—	170,727.0	179,158.0

0500	Auditor General	4,767.0	298,271.0	5,100.0	293,171.0	297,938.0

0600	Office of the Services Commissions	2,850.0	139,562.0	—	139,562.0	142,412.0

0700	Office of the Children’s Advocate	—	57,253.0	—	57,253.0	57,253.0

1500	Office of the Prime Minister	—	2,488,447.0	—	2,488,447.0	2,488,447.0
1510	Jamaica Information Service	—	319,789.0	46,375.0	273,414.0	273,414.0
1539	Post and Telecommunications Department	—	1,789,829.0	300,000.0	1,489,829.0	1,489,829.0
1547	National Land Agency	—	1,032,586.0	705,346.0	327,240.0	327,240.0
1548	National Environment and Planning Agency	—	564,571.0	22,700.0	541,871.0	541,871.0

	Total Office of the Prime Minister	—	6,195,222.0	1,074,421.0	5,120,801.0	5,120,801.0

1600	Office of the Cabinet	—	347,929.0	5,797.0	342,132.0	342,132.0
1649	Management Institute for National Development	—	274,032.0	149,069.0	124,963.0	124,963.0

	Total Office of the Cabinet	—	621,961.0	154,866.0	467,095.0	467,095.0

1700	Ministry of Tourism	—	2,210,414.0	42,165.0	2,168,249.0	2,168,249.0

1800	Office of the Prime Minister (Local Government)	—	5,973,612.0	—	5,973,612.0	5,973,612.0

2000	Ministry of Finance and the Public Service	—	8,044,523.0	5,000.0	8,039,523.0	8,039,523.0
2011	Accountant General	—	339,136.0	—	339,136.0	339,136.0
2012	Customs Department	—	2,389,264.0	233,421.0	2,155,843.0	2,155,843.0
2015	Inland Revenue Department	—	1,835,114.0	—	1,835,114.0	1,835,114.0
2018	Public Debt Charges (Interest Payments)	142,149,347.0	—	—	—	142,149,347.0
2019	Pensions	11,598,176.0	4,900,956.0	—	4,900,956.0	16,499,132.0
2041	Taxpayer Audit and Assessment Department	—	1,282,493.0	25,000.0	1,257,493.0	1,257,493.0
2042	Taxpayer Appeals Department	—	41,697.0	—	41,697.0	41,697.0
2044	Tax Administration Services Department	—	472,170.0	—	472,170.0	472,170.0

	Total Ministry of Finance and the Public Service	153,747,523.0	19,305,353.0	263,421.0	19,041,932.0	172,789,455.0

2600	Ministry of National Security	—	10,094,796.0	—	10,094,796.0	10,094,796.0
2622	Police Department	—	22,982,590.0	—	22,982,590.0	22,982,590.0
2624	Department of Correctional Services	—	3,799,970.0	—	3,799,970.0	3,799,970.0
2653	Passport, Immigration and Citizenship Agency	—	1,028,440.0	760,246.0	268,194.0	268,194.0

	Total Ministry of National Security	—	37,905,796.0	760,246.0	37,145,550.0	37,145,550.0

2800	Ministry of Justice	—	737,764.0	—	737,764.0	737,764.0
2823	Court of Appeal	52,928.0	97,372.0	—	97,372.0	150,300.0
2825	Director of Public Prosecutions	4,950.0	173,319.0	—	173,319.0	178,269.0
2826	Family Courts	—	139,991.0	—	139,991.0	139,991.0

2010-2011 Jamaica Budget	Recurrent
Statutory provisions and Provisions to be Voted
$’000

Head No. and Title		Statutory	Gross Expenditure to be Voted	Appropriations in Aid	Net Expenditure to be Voted	Net provisions in Estimates (Including Statutory)
2827	Resident Magistrates’ Courts	—	723,220.0	—	723,220.0	723,220.0
2828	Revenue Court	—	5,773.0	—	5,773.0	5,773.0
2829	Supreme Court	205,200.0	377,518.0	—	377,518.0	582,718.0
2830	Administrator General	—	199,918.0	109,270.0	90,648.0	90,648.0
2831	Attorney General	—	427,100.0	—	427,100.0	427,100.0
2832	Trustee in Bankruptcy	—	31,548.0	—	31,548.0	31,548.0
2833	Office of the Parliamentary Counsel	—	59,500.0	—	59,500.0	59,500.0
2852	Legal Reform Department	—	35,692.0	—	35,692.0	35,692.0
2854	Court Management Services	—	13,670.0	—	13,670.0	13,670.0

	Total Ministry of Justice	263,078.0	3,022,385.0	109,270.0	2,913,115.0	3,176,193.0

3000	Ministry of Foreign Affairs and Foreign Trade	—	2,717,238.0	116,097.0	2,601,141.0	2,601,141.0

4000	Ministry of Labour and Social Security	—	1,857,800.0	123,500.0	1,734,300.0	1,734,300.0

4100	Ministry of Education	—	70,537,247.0	—	70,537,247.0	70,537,247.0

4200	Ministry of Health	—	28,552,376.0	—	28,552,376.0	28,552,376.0
4220	Registrar General’s Department and Island Records Office	—	566,259.0	566,259.0	—	—
4234	Bellevue Hospital	—	1,120,000.0	—	1,120,000.0	1,120,000.0
4235	Government Chemist	—	21,498.0	—	21,498.0	21,498.0
4251	Child Development Agency	—	1,549,469.0	2,257.0	1,547,212.0	1,547,212.0

	Total Ministry of Health	—	31,809,602.0	568,516.0	31,241,086.0	31,241,086.0

4300	Ministry of Information, Culture, Youth and Sports	—	—	—	—	—

4500	Ministry of Youth, Sport and Culture	—	1,849,440.0	—	1,849,440.0	1,849,440.0

5100	Ministry of Agriculture and Fisheries	—	3,341,373.0	546,545.0	2,794,828.0	2,794,828.0
5146	Forestry Department	—	335,501.0	—	335,501.0	335,501.0

	Total Ministry of Agriculture and Fisheries	—	3,676,874.0	546,545.0	3,130,329.0	3,130,329.0

5300	Ministry of Industry, Investment and Commerce	—	1,871,734.0	121,909.0	1,749,825.0	1,749,825.0
5338	The Companies Office of Jamaica	—	241,315.0	241,315.0	—	—

	Total Ministry of Industry, Investment and Commerce	—	2,113,049.0	363,224.0	1,749,825.0	1,749,825.0

5600	Ministry of Energy and Mining	—	405,827.0	—	405,827.0	405,827.0

5700	Ministry of Mining and Telecommunications	—	—	—	—	—

5900	Ministry of Energy, Mining and Telecommunications	—	—	—	—	—

6300	Ministry of Water and Housing	—	546,272.0	—	546,272.0	546,272.0

6500	Ministry of Transport and Works	—	1,424,444.0	70,078.0	1,354,366.0	1,354,366.0
6550	National Works Agency	—	1,023,056.0	560,000.0	463,056.0	463,056.0

	Total Ministry of Transport and Works	—	2,447,500.0	630,078.0	1,817,422.0	1,817,422.0

	Total Recurrent	154,104,149.0	194,583,157.0	4,757,449.0	189,825,708.0	343,929,857.0

2010-2011 Jamaica Budget	Capital
Statutory provisions and Provisions to be Voted
$’000

Head No. and Title		Statutory	Gross Expenditure to be Voted	Appropriations in Aid	Net Expenditure to be Voted	Net provisions in Estimates (Including Statutory)
1500A	Office of the Prime Minister	—	3,155,320.0	80,049.0	3,075,271.0	3,075,271.0

1500B	Office of the Prime Minister	—	7,268,492.0	—	7,268,492.0	7,268,492.0

1600B	Office of the Cabinet	—	335,557.0	—	335,557.0	335,557.0

1800A	Office of the Prime Minister (Local Government)	—	255,000.0	—	255,000.0	255,000.0

2000A	Ministry of Finance and the Public Service	96,834,246.0	24,118,988.0	—	24,118,988.0	120,953,234.0

2600A	Ministry of National Security	—	841,000.0	350,000.0	491,000.0	491,000.0

2600B	Ministry of National Security	—	1,000,031.0	—	1,000,031.0	1,000,031.0

2800A	Ministry of Justice	—	250,000.0	120,000.0	130,000.0	130,000.0

2800B	Ministry of Justice	—	35,000.0	—	35,000.0	35,000.0

3000B	Ministry of Foreign Affairs and Foreign Trade	—	68,324.0	—	68,324.0	68,324.0

4000B	Ministry of Labour and Social Security	—	3,826,985.0	—	3,826,985.0	3,826,985.0

4100A	Ministry of Education	—	664,291.0	—	664,291.0	664,291.0

4100B	Ministry of Education	—	2,165,781.0	—	2,165,781.0	2,165,781.0

4200A	Ministry of Health	—	161,391.0	—	161,391.0	161,391.0

4200B	Ministry of Health	—	1,315,162.0	—	1,315,162.0	1,315,162.0

4500A	Ministry of Youth, Sport and Culture	—	12,000.0	—	12,000.0	12,000.0

4500B	Ministry of Youth, Sport and Culture	—	206,546.0	—	206,546.0	206,546.0

5100A	Ministry of Agriculture and Fisheries	—	466,001.0	255,161.0	210,840.0	210,840.0

5100B	Ministry of Agriculture and Fisheries	—	2,292,793.0	—	2,292,793.0	2,292,793.0

5300A	Ministry of Industry, Investment and Commerce	—	20,000.0	—	20,000.0	20,000.0

5300B	Ministry of Industry, Investment and Commerce	—	54,164.0	—	54,164.0	54,164.0

5600A	Ministry of Energy and Mining	—	100,000.0	—	100,000.0	100,000.0

5600B	Ministry of Energy and Mining	—	56,851.0	—	56,851.0	56,851.0

6300A	Ministry of Water and Housing	—	300,000.0	—	300,000.0	300,000.0

6300B	Ministry of Water and Housing	—	1,599,838.0	—	1,599,838.0	1,599,838.0

6500A	Ministry of Transport and Works	—	8,253,712.0	1,560,000.0	6,693,712.0	6,693,712.0

6500B	Ministry of Transport and Works	—	6,748,331.0	—	6,748,331.0	6,748,331.0

	Total Capital	96,834,246.0	65,571,558.0	2,365,210.0	63,206,348.0	160,040,594.0

	Grand Total Recurrent and Capital	250,938,395.0	260,154,715.0	7,122,659.0	253,032,056.0	503,970,451.0

2010-2011 Jamaica Budget	Recurrent
Summary of Total Expenditure by Objects
$’000

Head No. and Title		21 Compensation of Employees	22 Travel Expenses and Subsistence	23 Rental of Property, Machinery and Equipment	24 Public Utility Services	25 Purchases of Other Goods and Services
0100	His Excellency the Governor-General and Staff	65,434.0	13,074.0	1,250.0	4,000.0	8,628.0
0200	Houses of Parliament	449,643.0	59,464.0	—	10,384.0	11,820.0
0300	Office of the Public Defender	40,455.0	9,165.0	2,640.0	4,120.0	13,872.0
0400	Office of the Contractor-General	94,764.0	23,806.0	15,493.0	8,379.0	15,795.0
0500	Auditor General	199,629.0	53,585.0	20,844.0	7,231.0	18,556.0
0600	Office of the Services Commissions	116,313.0	22,386.0	—	470.0	3,243.0
0700	Office of the Children’s Advocate	37,361.0	5,783.0	6,139.0	696.0	6,524.0
1500	Office of the Prime Minister	457,362.0	102,725.0	5,652.0	55,927.0	371,705.0
1510	Jamaica Information Service	221,391.0	30,776.0	1,834.0	22,715.0	43,073.0
1539	Post and Telecommunications Department	1,222,372.0	53,725.0	10,200.0	78,059.0	388,714.0
1547	National Land Agency	645,015.0	104,109.0	8,223.0	102,404.0	125,068.0
1548	National Environment and Planning Agency	405,963.0	83,935.0	29,476.0	22,955.0	21,322.0
	Total Office of the Prime Minister	2,952,103.0	375,270.0	55,385.0	282,060.0	949,882.0

1600	Office of the Cabinet	238,408.0	47,280.0	3,950.0	23,042.0	32,312.0
1649	Management Institute for National Development	128,967.0	27,828.0	2,255.0	13,848.0	101,134.0
	Total Office of the Cabinet	367,375.0	75,108.0	6,205.0	36,890.0	133,446.0

1700	Ministry of Tourism	77,574.0	24,732.0	44,000.0	7,493.0	17,633.0
1800	Office of the Prime Minister (Local Government)	168,439.0	41,751.0	710.0	22,180.0	57,901.0
2000	Ministry of Finance and the Public Service	1,025,880.0	191,759.0	5,320.0	97,914.0	3,097,312.0
2011	Accountant General	229,000.0	21,531.0	900.0	20,844.0	32,295.0
2012	Customs Department	1,400,000.0	422,370.0	9,505.0	73,551.0	425,834.0
2015	Inland Revenue Department	1,172,609.0	254,824.0	45,109.0	65,517.0	297,055.0
2018	Public Debt Charges (Interest Payments)	—	—	—	—	—
2019	Pensions	—	—	—	—	—
2041	Taxpayer Audit and Assessment Department	933,074.0	256,306.0	42,450.0	30,840.0	19,823.0
2042	Taxpayer Appeals Department	29,828.0	7,023.0	2,866.0	762.0	1,218.0
2044	Tax Administration Services Department	214,167.0	46,000.0	24,133.0	100,474.0	85,396.0
	Total Ministry of Finance and the Public Service	5,004,558.0	1,199,813.0	130,283.0	389,902.0	3,958,933.0

2600	Ministry of National Security	8,190,000.0	378,266.0	100,972.0	437,265.0	757,610.0
2622	Police Department	18,720,000.0	1,180,918.0	206,665.0	704,750.0	2,043,761.0
2624	Department of Correctional Services	2,678,223.0	209,015.0	20,404.0	302,744.0	567,519.0
2653	Passport, Immigration and Citizenship Agency	605,171.0	152,155.0	25,407.0	20,464.0	187,701.0
	Total Ministry of National Security	30,193,394.0	1,920,354.0	353,448.0	1,465,223.0	3,556,591.0

2800	Ministry of Justice	256,151.0	44,279.0	67,529.0	16,670.0	48,502.0
2823	Court of Appeal	130,184.0	10,000.0	266.0	8,000.0	1,850.0
2825	Director of Public Prosecutions	127,091.0	31,868.0	2,200.0	6,470.0	10,640.0
2826	Family Courts	107,426.0	20,430.0	4,683.0	3,634.0	3,818.0

2010-2011 Jamaica Budget Summary of Total Expenditure by Objects	Recurrent

$’000

Head No. and Title		21 Compensation of Employees	22 Travel Expenses and Subsistence	23 Rental of Property, Machinery and Equipment	24 Public Utility Services	25 Purchases of Other Goods and Services
2827	Resident Magistrates’ Courts	612,736.0	64,334.0	2,700.0	28,050.0	10,500.0
2828	Revenue Court	5,417.0	329.0	—	—	27.0
2829	Supreme Court	468,723.0	62,687.0	2,180.0	30,544.0	15,284.0
2830	Administrator General	155,498.0	900.0	14,700.0	5,700.0	15,270.0
2831	Attorney General	148,250.0	20,000.0	37,000.0	10,000.0	11,850.0
2832	Trustee in Bankruptcy	21,718.0	2,417.0	5,044.0	1,280.0	1,089.0
2833	Office of the Parliamentary Counsel	45,431.0	6,634.0	2,997.0	1,386.0	2,752.0
2852	Legal Reform Department	25,522.0	3,235.0	2,261.0	2,347.0	2,002.0
2854	Court Management Services	9,650.0	4,020.0	—	—	—
	Total Ministry of Justice	2,113,797.0	271,133.0	141,560.0	114,081.0	123,584.0

3000	Ministry of Foreign Affairs and Foreign Trade	1,226,128.0	109,616.0	731,794.0	70,775.0	249,854.0
4000	Ministry of Labour and Social Security	1,107,506.0	176,487.0	69,664.0	61,999.0	94,559.0
4100	Ministry of Education	1,582,361.0	235,837.0	11,407.0	150,059.0	1,571,804.0
4200	Ministry of Health	1,059,174.0	153,342.0	100,095.0	68,311.0	649,879.0
4220	Registrar General’s Department and Island Records Office	396,243.0	19,301.0	15,249.0	42,603.0	92,863.0
4234	Bellevue Hospital	805,412.0	40,618.0	300.0	56,744.0	213,126.0
4235	Government Chemist	15,764.0	877.0	—	1,140.0	1,577.0
4251	Child Development Agency	508,780.0	119,727.0	31,932.0	41,602.0	163,606.0
	Total Ministry of Health	2,785,373.0	333,865.0	147,576.0	210,400.0	1,121,051.0

4300	Ministry of Information, Culture, Youth and Sports	—	—	—	—	—
4500	Ministry of Youth, Sport and Culture	224,620.0	51,637.0	16,711.0	15,586.0	24,721.0
5100	Ministry of Agriculture and Fisheries	930,792.0	210,896.0	1,965.0	94,829.0	182,007.0
5146	Forestry Department	180,027.0	70,127.0	825.0	9,250.0	55,864.0
	Total Ministry of Agriculture and Fisheries	1,110,819.0	281,023.0	2,790.0	104,079.0	237,871.0

5300	Ministry of Industry, Investment and Commerce	257,597.0	68,300.0	45,850.0	19,986.0	54,467.0
5338	The Companies Office of Jamaica	162,534.0	4,157.0	15,152.0	12,818.0	32,783.0
	Total Ministry of Industry, Investment and Commerce	420,131.0	72,457.0	61,002.0	32,804.0	87,250.0

5600	Ministry of Energy and Mining	245,492.0	66,570.0	42,983.0	11,435.0	35,778.0
5700	Ministry of Mining and Telecommunications	—	—	—	—	—
5900	Ministry of Energy, Mining and Telecommunications	—	—	—	—	—
6300	Ministry of Water and Housing	242,792.0	46,654.0	83,793.0	3,359.0	18,364.0
6500	Ministry of Transport and Works	324,535.0	81,777.0	1,185.0	29,952.0	47,381.0
6550	National Works Agency	630,195.0	156,442.0	700.0	79,599.0	132,071.0
	Total Ministry of Transport and Works	954,730.0	238,219.0	1,885.0	109,551.0	179,452.0

	Total Recurrent	51,780,791.0	5,707,789.0	1,947,562.0	3,123,156.0	12,497,112.0

2010-2011 Jamaica Budget	Recurrent
Summary of Total Expenditure by Objects
$’000

Head No. and Title		26 Interest Payments	28 Retirement Benefits	29 Awards and Indemnities	30 Grants and Contributions	31 Purchases of Equipment (Capital Goods)
0100	His Excellency the Governor-General and Staff	—	—	—	—	526.0
0200	Houses of Parliament	—	500.0	—	102,476.0	—
0300	Office of the Public Defender	—	701.0	—	100.0	1,000.0
0400	Office of the Contractor-General	—	20,921.0	—	—	—
0500	Auditor General	—	—	—	115.0	3,078.0
0600	Office of the Services Commissions	—	—	—	—	—
0700	Office of the Children’s Advocate	—	—	—	200.0	550.0
1500	Office of the Prime Minister	—	—	—	1,494,626.0	450.0
1510	Jamaica Information Service	—	—	—	—	—
1539	Post and Telecommunications Department	—	—	200.0	16,462.0	20,097.0
1547	National Land Agency	—	34,048.0	—	1,043.0	12,676.0
1548	National Environment and Planning Agency	—	—	—	—	920.0
	Total Office of the Prime Minister	—	34,048.0	200.0	1,512,131.0	34,143.0

1600	Office of the Cabinet	—	—	—	980.0	1,957.0
1649	Management Institute for National Development	—	—	—	—	—
	Total Office of the Cabinet	—	—	—	980.0	1,957.0

1700	Ministry of Tourism	—	—	—	2,037,228.0	1,754.0
1800	Office of the Prime Minister (Local Government)	—	—	—	5,682,631.0	—
2000	Ministry of Finance and the Public Service	—	—	2,300.0	1,582,522.0	41,516.0
2011	Accountant General	1,000.0	—	—	—	33,566.0
2012	Customs Department	—	—	—	—	58,004.0
2015	Inland Revenue Department	—	—	—	—	—
2018	Public Debt Charges (Interest Payments)	142,149,347.0	—	—	—	—
2019	Pensions	—	16,499,132.0	—	—	—
2041	Taxpayer Audit and Assessment Department	—	—	—	—	—
2042	Taxpayer Appeals Department	—	—	—	—	—
2044	Tax Administration Services Department	—	—	—	—	2,000.0
	Total Ministry of Finance and the Public Service	142,150,347.0	16,499,132.0	2,300.0	1,582,522.0	135,086.0

2600	Ministry of National Security	—	—	—	219,819.0	10,864.0
2622	Police Department	—	—	10,000.0	6,471.0	102,025.0
2624	Department of Correctional Services	—	—	—	9,980.0	12,085.0
2653	Passport, Immigration and Citizenship Agency	—	—	—	—	37,542.0
	Total Ministry of National Security	—	—	10,000.0	236,270.0	162,516.0

2800	Ministry of Justice	—	—	—	297,003.0	7,630.0
2823	Court of Appeal	—	—	—	—	—
2825	Director of Public Prosecutions	—	—	—	—	—
2826	Family Courts	—	—	—	—	—

2010-2011 Jamaica Budget	Recurrent
Summary of Total Expenditure by Objects
$’000

Head No. and Title		26 Interest Payments	28 Retirement Benefits	29 Awards and Indemnities	30 Grants and Contributions	31 Purchases of Equipment (Capital Goods)
2827	Resident Magistrates’ Courts	—	—	—	—	4,900.0
2828	Revenue Court	—	—	—	—	—
2829	Supreme Court	—	—	—	—	3,300.0
2830	Administrator General	—	—	—	—	7,850.0
2831	Attorney General	—	—	200,000.0	—	—
2832	Trustee in Bankruptcy	—	—	—	—	—
2833	Office of the Parliamentary Counsel	—	—	—	—	300.0
2852	Legal Reform Department	—	—	—	—	325.0
2854	Court Management Services	—	—	—	—	—
	Total Ministry of Justice	—	—	200,000.0	297,003.0	24,305.0

3000	Ministry of Foreign Affairs and Foreign Trade	—	—	—	284,956.0	44,115.0
4000	Ministry of Labour and Social Security	—	—	—	342,772.0	4,813.0
4100	Ministry of Education	—	—	806.0	66,984,973.0	—
4200	Ministry of Health	—	—	—	26,513,563.0	8,012.0
4220	Registrar General’s Department and Island Records Office	—	—	—	—	—
4234	Bellevue Hospital	—	—	—	1,000.0	2,800.0
4235	Government Chemist	—	—	—	—	2,140.0
4251	Child Development Agency	—	—	500.0	636,587.0	41,735.0
	Total Ministry of Health	—	—	500.0	27,151,150.0	54,687.0

4300	Ministry of Information, Culture, Youth and Sports	—	—	—	—	—
4500	Ministry of Youth, Sport and Culture	—	—	—	1,516,165.0	—
5100	Ministry of Agriculture and Fisheries	—	—	—	1,908,499.0	12,385.0
5146	Forestry Department	—	—	—	—	19,408.0
	Total Ministry of Agriculture and Fisheries	—	—	—	1,908,499.0	31,793.0

5300	Ministry of Industry, Investment and Commerce	—	—	—	1,403,534.0	22,000.0
5338	The Companies Office of Jamaica	564.0	—	—	—	13,307.0
	Total Ministry of Industry, Investment and Commerce	564.0	—	—	1,403,534.0	35,307.0

5600	Ministry of Energy and Mining	—	—	—	2,487.0	1,082.0
5700	Ministry of Mining and Telecommunications	—	—	—	—	—
5900	Ministry of Energy, Mining and Telecommunications	—	—	—	—	—
6300	Ministry of Water and Housing	—	—	—	150,610.0	700.0
6500	Ministry of Transport and Works	—	—	—	932,768.0	6,846.0
6550	National Works Agency	—	—	—	—	24,049.0
	Total Ministry of Transport and Works	—	—	—	932,768.0	30,895.0

	Total Recurrent	142,150,911.0	16,555,302.0	213,806.0	112,129,570.0	568,307.0

2010-2011 Jamaica Budget	Recurrent
Summary of Total Expenditure by Objects
$’000

Head No. and Title		32 Land and Structures	33 Financial Investments	34 Purchase of Livestock and Other Animals	35 Loan Repayments and Sinking Fund Contributions	36 Loans
0100	His Excellency the Governor-General and Staff	—	—	—	—	—
0200	Houses of Parliament	—	—	—	—	—
0300	Office of the Public Defender	—	—	—	—	—
0400	Office of the Contractor-General	—	—	—	—	—
0500	Auditor General	—	—	—	—	—
0600	Office of the Services Commissions	—	—	—	—	—
0700	Office of the Children’s Advocate	—	—	—	—	—
1500	Office of the Prime Minister	—	—	—	—	—
1510	Jamaica Information Service	—	—	—	—	—
1539	Post and Telecommunications Department	—	—	—	—	—
1547	National Land Agency	—	—	—	—	—
1548	National Environment and Planning Agency	—	—	—	—	—
	Total Office of the Prime Minister	—	—	—	—	—

1600	Office of the Cabinet	—	—	—	—	—
1649	Management Institute for National Development	—	—	—	—	—
	Total Office of the Cabinet	—	—	—	—	—

1700	Ministry of Tourism	—	—	—	—	—
1800	Office of the Prime Minister (Local Government)	—	—	—	—	—
2000	Ministry of Finance and the Public Service	—	—	—	—	—
2011	Accountant General	—	—	—	—	—
2012	Customs Department	—	—	—	—	—
2015	Inland Revenue Department	—	—	—	—	—
2018	Public Debt Charges (Interest Payments)	—	—	—	—	—
2019	Pensions	—	—	—	—	—
2041	Taxpayer Audit and Assessment Department	—	—	—	—	—
2042	Taxpayer Appeals Department	—	—	—	—	—
2044	Tax Administration Services Department	—	—	—	—	—
	Total Ministry of Finance and the Public Service	—	—	—	—	—

2600	Ministry of National Security	—	—	—	—	—
2622	Police Department	—	—	8,000.0	—	—
2624	Department of Correctional Services	—	—	—	—	—
2653	Passport, Immigration and Citizenship Agency	—	—	—	—	—
	Total Ministry of National Security	—	—	8,000.0	—	—

2800	Ministry of Justice	—	—	—	—	—
2823	Court of Appeal	—	—	—	—	—
2825	Director of Public Prosecutions	—	—	—	—	—
2826	Family Courts	—	—	—	—	—

2010-2011 Jamaica Budget	Recurrent
Summary of Total Expenditure by Objects
$’000

Head No. and Title		32 Land and Structures	33 Financial Investments	34 Purchase of Livestock and Other Animals	35 Loan Repayments and Sinking Fund Contributions	36 Loans
2827	Resident Magistrates’ Courts	—	—	—	—	—
2828	Revenue Court	—	—	—	—	—
2829	Supreme Court	—	—	—	—	—
2830	Administrator General	—	—	—	—	—
2831	Attorney General	—	—	—	—	—
2832	Trustee in Bankruptcy	—	—	—	—	—
2833	Office of the Parliamentary Counsel	—	—	—	—	—
2852	Legal Reform Department	—	—	—	—	—
2854	Court Management Services	—	—	—	—	—
	Total Ministry of Justice	—	—	—	—	—

3000	Ministry of Foreign Affairs and Foreign Trade	—	—	—	—	—
4000	Ministry of Labour and Social Security	—	—	—	—	—
4100	Ministry of Education	—	—	—	—	—
4200	Ministry of Health	—	—	—	—	—
4220	Registrar General’s Department and Island Records Office	—	—	—	—	—
4234	Bellevue Hospital	—	—	—	—	—
4235	Government Chemist	—	—	—	—	—
4251	Child Development Agency	—	—	—	—	5,000.0
	Total Ministry of Health	—	—	—	—	5,000.0

4300	Ministry of Information, Culture, Youth and Sports	—	—	—	—	—
4500	Ministry of Youth, Sport and Culture	—	—	—	—	—
5100	Ministry of Agriculture and Fisheries	—	—	—	—	—
5146	Forestry Department	—	—	—	—	—
	Total Ministry of Agriculture and Fisheries	—	—	—	—	—

5300	Ministry of Industry, Investment and Commerce	—	—	—	—	—
5338	The Companies Office of Jamaica	—	—	—	—	—
	Total Ministry of Industry, Investment and Commerce	—	—	—	—	—

5600	Ministry of Energy and Mining	—	—	—	—	—
5700	Ministry of Mining and Telecommunications	—	—	—	—	—
5900	Ministry of Energy, Mining and Telecommunications	—	—	—	—	—
6300	Ministry of Water and Housing	—	—	—	—	—
6500	Ministry of Transport and Works	—	—	—	—	—
6550	National Works Agency	—	—	—	—	—
	Total Ministry of Transport and Works	—	—	—	—	—

	Total Recurrent	—	—	8,000.0	—	5,000.0

2010-2011 Jamaica Budget	Recurrent
Summary of Total Expenditure by Objects
$’000

Head No. and Title		99 Unclassified	Gross Total	Less Appropriations in Aid	Net Total
0100	His Excellency the Governor-General and Staff	—	92,912.0	—	92,912.0	—
0200	Houses of Parliament	—	634,287.0	—	634,287.0	—
0300	Office of the Public Defender	—	72,053.0	—	72,053.0	—
0400	Office of the Contractor-General	—	179,158.0	—	179,158.0	—
0500	Auditor General	—	303,038.0	5,100.0	297,938.0	—
0600	Office of the Services Commissions	—	142,412.0	—	142,412.0	—
0700	Office of the Children’s Advocate	—	57,253.0	—	57,253.0	—
1500	Office of the Prime Minister	—	2,488,447.0	—	2,488,447.0	—
1510	Jamaica Information Service	—	319,789.0	46,375.0	273,414.0	—
1539	Post and Telecommunications Department	—	1,789,829.0	300,000.0	1,489,829.0	—
1547	National Land Agency	—	1,032,586.0	705,346.0	327,240.0	—
1548	National Environment and Planning Agency	—	564,571.0	22,700.0	541,871.0	—
	Total Office of the Prime Minister	—	6,195,222.0	1,074,421.0	5,120,801.0	—

1600	Office of the Cabinet	—	347,929.0	5,797.0	342,132.0	—
1649	Management Institute for National Development	—	274,032.0	149,069.0	124,963.0	—
	Total Office of the Cabinet	—	621,961.0	154,866.0	467,095.0	—

1700	Ministry of Tourism	—	2,210,414.0	42,165.0	2,168,249.0	—
1800	Office of the Prime Minister (Local Government)	—	5,973,612.0	—	5,973,612.0	—
2000	Ministry of Finance and the Public Service	2,000,000.0	8,044,523.0	5,000.0	8,039,523.0	—
2011	Accountant General	—	339,136.0	—	339,136.0	—
2012	Customs Department	—	2,389,264.0	233,421.0	2,155,843.0	—
2015	Inland Revenue Department	—	1,835,114.0	—	1,835,114.0	—
2018	Public Debt Charges (Interest Payments)	—	142,149,347.0	—	142,149,347.0	—
2019	Pensions	—	16,499,132.0	—	16,499,132.0	—
2041	Taxpayer Audit and Assessment Department	—	1,282,493.0	25,000.0	1,257,493.0	—
2042	Taxpayer Appeals Department	—	41,697.0	—	41,697.0	—
2044	Tax Administration Services Department	—	472,170.0	—	472,170.0	—
	Total Ministry of Finance and the Public Service	2,000,000.0	173,052,876.0	263,421.0	172,789,455.0	—

2600	Ministry of National Security	—	10,094,796.0	—	10,094,796.0	—
2622	Police Department	—	22,982,590.0	—	22,982,590.0	—
2624	Department of Correctional Services	—	3,799,970.0	—	3,799,970.0	—
2653	Passport, Immigration and Citizenship Agency	—	1,028,440.0	760,246.0	268,194.0	—
	Total Ministry of National Security	—	37,905,796.0	760,246.0	37,145,550.0	—

2800	Ministry of Justice	—	737,764.0	—	737,764.0	—
2823	Court of Appeal	—	150,300.0	—	150,300.0	—
2825	Director of Public Prosecutions	—	178,269.0	—	178,269.0	—
2826	Family Courts	—	139,991.0	—	139,991.0	—

2010-2011 Jamaica Budget	Recurrent
Summary of Total Expenditure by Objects
$’000

Head No. and Title		99 Unclassified	Gross Total	Less Appropriations in Aid	Net Total
2827	Resident Magistrates’ Courts	—	723,220.0	—	723,220.0	—
2828	Revenue Court	—	5,773.0	—	5,773.0	—
2829	Supreme Court	—	582,718.0	—	582,718.0	—
2830	Administrator General	—	199,918.0	109,270.0	90,648.0	—
2831	Attorney General	—	427,100.0	—	427,100.0	—
2832	Trustee in Bankruptcy	—	31,548.0	—	31,548.0	—
2833	Office of the Parliamentary Counsel	—	59,500.0	—	59,500.0	—
2852	Legal Reform Department	—	35,692.0	—	35,692.0	—
2854	Court Management Services	—	13,670.0	—	13,670.0	—
	Total Ministry of Justice	—	3,285,463.0	109,270.0	3,176,193.0	—

3000	Ministry of Foreign Affairs and Foreign Trade	—	2,717,238.0	116,097.0	2,601,141.0	—
4000	Ministry of Labour and Social Security	—	1,857,800.0	123,500.0	1,734,300.0	—
4100	Ministry of Education	—	70,537,247.0	—	70,537,247.0	—
4200	Ministry of Health	—	28,552,376.0	—	28,552,376.0	—
4220	Registrar General’s Department and Island Records Office	—	566,259.0	566,259.0	—	—
4234	Bellevue Hospital	—	1,120,000.0	—	1,120,000.0	—
4235	Government Chemist	—	21,498.0	—	21,498.0	—
4251	Child Development Agency	—	1,549,469.0	2,257.0	1,547,212.0	—
	Total Ministry of Health	—	31,809,602.0	568,516.0	31,241,086.0	—

4300	Ministry of Information, Culture, Youth and Sports	—	—	—	—	—
4500	Ministry of Youth, Sport and Culture	—	1,849,440.0	—	1,849,440.0	—
5100	Ministry of Agriculture and Fisheries	—	3,341,373.0	546,545.0	2,794,828.0	—
5146	Forestry Department	—	335,501.0	—	335,501.0	—
	Total Ministry of Agriculture and Fisheries	—	3,676,874.0	546,545.0	3,130,329.0	—

5300	Ministry of Industry, Investment and Commerce	—	1,871,734.0	121,909.0	1,749,825.0	—
5338	The Companies Office of Jamaica	—	241,315.0	241,315.0	—	—
	Total Ministry of Industry, Investment and Commerce	—	2,113,049.0	363,224.0	1,749,825.0	—

5600	Ministry of Energy and Mining	—	405,827.0	—	405,827.0	—
5700	Ministry of Mining and Telecommunications	—	—	—	—	—
5900	Ministry of Energy, Mining and Telecommunications	—	—	—	—	—
6300	Ministry of Water and Housing	—	546,272.0	—	546,272.0	—
6500	Ministry of Transport and Works	—	1,424,444.0	70,078.0	1,354,366.0	—
6550	National Works Agency	—	1,023,056.0	560,000.0	463,056.0	—
	Total Ministry of Transport and Works	—	2,447,500.0	630,078.0	1,817,422.0	—

	Total Recurrent	2,000,000.0	348,687,306.0	4,757,449.0	343,929,857.0	—

2010-2011 Jamaica Budget	Capital
Summary of Total Expenditure by Objects
$’000

Head No. and Title		21 Compensation of Employees	22 Travel Expenses and Subsistence	23 Rental of Property, Machinery and Equipment	24 Public Utility Services	25 Purchases of Other Goods and Services
1500A	Office of the Prime Minister	125,878.0	23,085.0	1,551.0	1,420.0	253,678.0
1500B	Office of the Prime Minister	160,198.0	9,693.0	2,812.0	1,221.0	87,604.0
1600B	Office of the Cabinet	—	5,640.0	—	—	322,327.0
1700A	Ministry of Tourism	—	—	—	—	—
1800A	Office of the Prime Minister (Local Government)	32,392.0	5,616.0	—	250.0	12,742.0
2000A	Ministry of Finance and the Public Service	35,808.0	15,072.0	—	—	214,336.0
2600A	Ministry of National Security	—	—	—	—	—
2600B	Ministry of National Security	126,188.0	24,575.0	2,126.0	7,364.0	389,661.0
2800A	Ministry of Justice	—	—	—	—	—
2800B	Ministry of Justice	—	—	—	—	35,000.0
3000B	Ministry of Foreign Affairs and Foreign Trade	—	—	—	—	54,164.0
4000A	Ministry of Labour and Social Security	—	—	—	—	—
4000B	Ministry of Labour and Social Security	136,678.0	36,089.0	1,729.0	1,075.0	254,536.0
4100A	Ministry of Education	—	—	—	—	119,224.0
4100B	Ministry of Education	88,188.0	18,724.0	2,064.0	200.0	892,714.0
4200A	Ministry of Health	4,000.0	900.0	—	—	47,791.0
4200B	Ministry of Health	102,317.0	31,517.0	—	—	1,051,113.0
4300A	Ministry of Information, Culture, Youth and Sports	—	—	—	—	—
4300B	Ministry of Information, Culture, Youth and Sports	—	—	—	—	—
4500A	Ministry of Youth, Sport and Culture	—	—	—	—	—
4500B	Ministry of Youth, Sport and Culture	10,159.0	2,250.0	—	—	93,517.0
5100A	Ministry of Agriculture and Fisheries	32,646.0	15,149.0	544.0	—	149,909.0
5100B	Ministry of Agriculture and Fisheries	208,533.0	45,954.0	1,120.0	4,477.0	592,541.0
5300A	Ministry of Industry, Investment and Commerce	—	—	—	3,500.0	6,100.0
5300B	Ministry of Industry, Investment and Commerce	—	—	—	—	43,341.0
5600A	Ministry of Energy and Mining	55,946.0	23,806.0	300.0	3,000.0	9,733.0
5600B	Ministry of Energy and Mining	—	—	—	—	20,000.0
5700A	Ministry of Mining and Telecommunications	—	—	—	—	—
5700B	Ministry of Mining and Telecommunications	—	—	—	—	—
5900A	Ministry of Energy, Mining and Telecommunications	—	—	—	—	—
6300A	Ministry of Water and Housing	—	—	—	—	—
6300B	Ministry of Water and Housing	—	—	—	—	—
6500A	Ministry of Transport and Works	—	—	—	—	16,800.0
6500B	Ministry of Transport and Works	—	—	—	—	602,995.0

	Total Capital	1,118,931.0	258,070.0	12,246.0	22,507.0	5,269,826.0

	Grand Total Recurrent and Capital	52,899,722.0	5,965,859.0	1,959,808.0	3,145,663.0	17,766,938.0

2010-2011 Jamaica Budget	Capital
Summary of Total Expenditure by Objects
$’000

Head No. and Title		26 Interest Payments	28 Retirement Benefits	29 Awards and Indemnities	30 Grants and Contributions	31 Purchases of Equipment (Capital Goods)
1500A	Office of the Prime Minister	—	—	—	2,720,000.0	29,708.0
1500B	Office of the Prime Minister	—	—	—	6,990,337.0	16,627.0
1600B	Office of the Cabinet	—	—	—	—	7,590.0
1700A	Ministry of Tourism	—	—	—	—	—
1800A	Office of the Prime Minister (Local Government)	—	—	—	197,000.0	—
2000A	Ministry of Finance and the Public Service	—	—	—	22,702,746.0	576,864.0
2600A	Ministry of National Security	—	—	—	—	160,000.0
2600B	Ministry of National Security	—	—	—	151,271.0	298,846.0
2800A	Ministry of Justice	—	—	—	—	—
2800B	Ministry of Justice	—	—	—	—	—
3000B	Ministry of Foreign Affairs and Foreign Trade	—	—	—	—	—
4000A	Ministry of Labour and Social Security	—	—	—	—	—
4000B	Ministry of Labour and Social Security	—	—	—	3,383,566.0	13,312.0
4100A	Ministry of Education	—	—	—	52,600.0	48,000.0
4100B	Ministry of Education	—	—	—	—	87,059.0
4200A	Ministry of Health	—	—	—	1,200.0	15,500.0
4200B	Ministry of Health	—	—	—	57,915.0	46,200.0
4300A	Ministry of Information, Culture, Youth and Sports	—	—	—	—	—
4300B	Ministry of Information, Culture, Youth and Sports	—	—	—	—	—
4500A	Ministry of Youth, Sport and Culture	—	—	—	12,000.0	—
4500B	Ministry of Youth, Sport and Culture	—	—	—	—	6,656.0
5100A	Ministry of Agriculture and Fisheries	—	—	—	15,000.0	10,078.0
5100B	Ministry of Agriculture and Fisheries	—	—	—	1,037,703.0	51,606.0
5300A	Ministry of Industry, Investment and Commerce	—	—	—	—	—
5300B	Ministry of Industry, Investment and Commerce	—	—	—	8,505.0	2,318.0
5600A	Ministry of Energy and Mining	—	—	—	—	—
5600B	Ministry of Energy and Mining	—	—	—	36,851.0	—
5700A	Ministry of Mining and Telecommunications	—	—	—	—	—
5700B	Ministry of Mining and Telecommunications	—	—	—	—	—
5900A	Ministry of Energy, Mining and Telecommunications	—	—	—	—	—
6300A	Ministry of Water and Housing	—	—	—	300,000.0	—
6300B	Ministry of Water and Housing	—	—	—	1,599,838.0	—
6500A	Ministry of Transport and Works	—	—	—	1,674,500.0	6,543,712.0
6500B	Ministry of Transport and Works	—	—	—	—	680.0

	Total Capital	—	—	—	40,941,032.0	7,914,756.0

	Grand Total Recurrent and Capital	142,150,911.0	16,555,302.0	213,806.0	153,070,602.0	8,483,063.0

2010-2011 Jamaica Budget	Capital
Summary of Total Expenditure by Objects
$’000

Head No. and Title		32 Land and Structures	33 Financial Investments	34 Purchase of Livestock and Other Animals	35 Loan Repayments and Sinking Fund Contributions	36 Loans
1500A	Office of the Prime Minister	—	—	—	—	—
1500B	Office of the Prime Minister	—	—	—	—	—
1600B	Office of the Cabinet	—	—	—	—	—
1700A	Ministry of Tourism	—	—	—	—	—
1800A	Office of the Prime Minister (Local Government)	7,000.0	—	—	—	—
2000A	Ministry of Finance and the Public Service	12,448.0	529,714.0	—	96,834,246.0	32,000.0
2600A	Ministry of National Security	671,000.0	10,000.0	—	—	—
2600B	Ministry of National Security	—	—	—	—	—
2800A	Ministry of Justice	250,000.0	—	—	—	—
2800B	Ministry of Justice	—	—	—	—	—
3000B	Ministry of Foreign Affairs and Foreign Trade	14,160.0	—	—	—	—
4000A	Ministry of Labour and Social Security	—	—	—	—	—
4000B	Ministry of Labour and Social Security	—	—	—	—	—
4100A	Ministry of Education	444,467.0	—	—	—	—
4100B	Ministry of Education	1,076,832.0	—	—	—	—
4200A	Ministry of Health	92,000.0	—	—	—	—
4200B	Ministry of Health	26,100.0	—	—	—	—
4300A	Ministry of Information, Culture, Youth and Sports	—	—	—	—	—
4300B	Ministry of Information, Culture, Youth and Sports	—	—	—	—	—
4500A	Ministry of Youth, Sport and Culture	—	—	—	—	—
4500B	Ministry of Youth, Sport and Culture	93,964.0	—	—	—	—
5100A	Ministry of Agriculture and Fisheries	193,765.0	5,000.0	8,910.0	—	35,000.0
5100B	Ministry of Agriculture and Fisheries	350,859.0	—	—	—	—
5300A	Ministry of Industry, Investment and Commerce	10,400.0	—	—	—	—
5300B	Ministry of Industry, Investment and Commerce	—	—	—	—	—
5600A	Ministry of Energy and Mining	7,215.0	—	—	—	—
5600B	Ministry of Energy and Mining	—	—	—	—	—
5700A	Ministry of Mining and Telecommunications	—	—	—	—	—
5700B	Ministry of Mining and Telecommunications	—	—	—	—	—
5900A	Ministry of Energy, Mining and Telecommunications	—	—	—	—	—
6300A	Ministry of Water and Housing	—	—	—	—	—
6300B	Ministry of Water and Housing	—	—	—	—	—
6500A	Ministry of Transport and Works	18,700.0	—	—	—	—
6500B	Ministry of Transport and Works	6,144,656.0	—	—	—	—

	Total Capital	9,413,566.0	544,714.0	8,910.0	96,834,246.0	67,000.0

	Grand Total Recurrent and Capital	9,413,566.0	544,714.0	16,910.0	96,834,246.0	72,000.0

2010-2011 Jamaica Budget	Capital
Summary of Total Expenditure by Objects
$’000

Head No. and Title		99 Unclassified	Gross Total	Less Appropriations in Aid	Net Total
1500A	Office of the Prime Minister	—	3,155,320.0	80,049.0	3,075,271.0	—
1500B	Office of the Prime Minister	—	7,268,492.0	—	7,268,492.0	—
1600B	Office of the Cabinet	—	335,557.0	—	335,557.0	—
1700A	Ministry of Tourism	—	—	—	—	—
1800A	Office of the Prime Minister (Local Government)	—	255,000.0	—	255,000.0	—
2000A	Ministry of Finance and the Public Service	—	120,953,234.0	—	120,953,234.0	—
2600A	Ministry of National Security	—	841,000.0	350,000.0	491,000.0	—
2600B	Ministry of National Security	—	1,000,031.0	—	1,000,031.0	—
2800A	Ministry of Justice	—	250,000.0	120,000.0	130,000.0	—
2800B	Ministry of Justice	—	35,000.0	—	35,000.0	—
3000B	Ministry of Foreign Affairs and Foreign Trade	—	68,324.0	—	68,324.0	—
4000A	Ministry of Labour and Social Security	—	—	—	—	—
4000B	Ministry of Labour and Social Security	—	3,826,985.0	—	3,826,985.0	—
4100A	Ministry of Education	—	664,291.0	—	664,291.0	—
4100B	Ministry of Education	—	2,165,781.0	—	2,165,781.0	—
4200A	Ministry of Health	—	161,391.0	—	161,391.0	—
4200B	Ministry of Health	—	1,315,162.0	—	1,315,162.0	—
4300A	Ministry of Information, Culture, Youth and Sports	—	—	—	—	—
4300B	Ministry of Information, Culture, Youth and Sports	—	—	—	—	—
4500A	Ministry of Youth, Sport and Culture	—	12,000.0	—	12,000.0	—
4500B	Ministry of Youth, Sport and Culture	—	206,546.0	—	206,546.0	—
5100A	Ministry of Agriculture and Fisheries	—	466,001.0	255,161.0	210,840.0	—
5100B	Ministry of Agriculture and Fisheries	—	2,292,793.0	—	2,292,793.0	—
5300A	Ministry of Industry, Investment and Commerce	—	20,000.0	—	20,000.0	—
5300B	Ministry of Industry, Investment and Commerce	—	54,164.0	—	54,164.0	—
5600A	Ministry of Energy and Mining	—	100,000.0	—	100,000.0	—
5600B	Ministry of Energy and Mining	—	56,851.0	—	56,851.0	—
5700A	Ministry of Mining and Telecommunications	—	—	—	—	—
5700B	Ministry of Mining and Telecommunications	—	—	—	—	—
5900A	Ministry of Energy, Mining and Telecommunications	—	—	—	—	—
6300A	Ministry of Water and Housing	—	300,000.0	—	300,000.0	—
6300B	Ministry of Water and Housing	—	1,599,838.0	—	1,599,838.0	—
6500A	Ministry of Transport and Works	—	8,253,712.0	1,560,000.0	6,693,712.0	—
6500B	Ministry of Transport and Works	—	6,748,331.0	—	6,748,331.0	—

	Total Capital	—	162,405,804.0	2,365,210.0	160,040,594.0	—

	Grand Total Recurrent and Capital	2,000,000.0	511,093,110.0	7,122,659.0	503,970,451.0	—

2010-2011 Jamaica Budget	Recurrent
Summary of Total Expenditure Classified by Objects
$’000

Object Classification		Actual Expenditure 2008-2009	Pct of Gross Total	Approved Estimates 2009-2010	Pct of Gross Total	Revised Estimates 2009-2010	Pct of Gross Total	Estimates 2010-2011	Pct of Gross Total
21	Compensation of Employees	46,584,104.0	14.9	51,509,333.0	14.0	51,295,916.0	13.1	51,780,791.0	14.9
22	Travel Expenses and Subsistence	5,780,377.0	1.8	6,190,214.0	1.7	5,913,180.0	1.5	5,707,789.0	1.6
23	Rental of Property, Machinery and Equipment	1,706,693.0	0.5	1,827,951.0	0.5	1,580,439.0	0.4	1,947,562.0	0.6
24	Public Utility Services	2,878,630.0	0.9	2,874,459.0	0.8	3,334,731.0	0.9	3,123,156.0	0.9
25	Purchases of Other Goods and Services	13,312,683.0	4.3	13,420,327.0	3.7	11,016,762.0	2.8	12,497,112.0	3.6
26	Interest Payments	124,103,952.0	39.7	159,008,946.0	43.6	186,822,343.0	47.8	142,150,911.0	40.7
28	Retirement Benefits	13,305,870.0	4.3	13,827,813.0	3.8	14,726,081.0	3.8	16,555,302.0	4.7
29	Awards and Indemnities	210,132.0	0.1	261,406.0	0.1	242,906.0	0.1	213,806.0	0.1
30	Grants and Contributions	103,629,124.0	33.1	108,796,539.0	29.8	114,276,633.0	29.3	112,129,570.0	32.2
31	Purchases of Equipment (Capital Goods)	1,195,827.0	0.4	587,246.0	0.2	401,145.0	0.1	568,307.0	0.2
32	Land and Structures	1,000.0	0.0	350.0	0.0	10,350.0	0.0	—	—
34	Purchase of Livestock and Other Animals	—	—	8,000.0	0.0	2,000.0	0.0	8,000.0	0.0
36	Loans	14,937.0	0.0	7,000.0	0.0	5,000.0	0.0	5,000.0	0.0
99	Unclassified	—	—	9,000,000.0	1.7	—	—	2,000,000.0	0.6
	Gross Total	312,723,329.0	100.0	367,319,584.0	100.0	389,627,486.0	100.0	348,687,306.0	100.0
	Less Appropriations-In-Aid	(3,258,914.0)	—	(3,531,396.0)	—	(3,655,114.0)	—	(4,757,449.0)	—
	Net Total	309,464,415.0	100.0	363,788,188.0	100.0	385,972,372.0	100.0	343,929,857.0	100.0

2010-2011 Jamaica Budget	Capital
Summary of Total Expenditure Classified by Objects
$’000

Object Classification		Actual Expenditure 2008-2009	Pct of Gross Total	Approved Estimates 2009-2010	Pct of Gross Total	Revised Estimates 2009-2010	Pct of Gross Total	Estimates 2010-2011	Pct of Gross Total
21	Compensation of Employees	1,088,178.0	0.5	1,521,540.0	0.8	1,437,267.0	0.7	1,118,931.0	0.7
22	Travel Expenses and Subsistence	227,963.0	0.1	289,310.0	0.2	273,346.0	0.1	258,070.0	0.2
23	Rental of Property, Machinery and Equipment	51,745.0	0.0	17,337.0	0.0	16,981.0	0.0	12,246.0	0.0
24	Public Utility Services	27,431.0	0.0	24,315.0	0.0	24,312.0	0.0	22,507.0	0.0
25	Purchases of Other Goods and Services	10,575,802.0	5.2	8,439,086.0	4.4	5,421,039.0	2.6	5,269,826.0	3.2
30	Grants and Contributions	11,820,969.0	5.8	15,972,380.0	8.3	15,578,769.0	7.4	40,941,032.0	25.1
31	Purchases of Equipment (Capital Goods)	7,278,994.0	3.6	1,316,376.0	0.7	1,065,079.0	0.5	7,914,756.0	4.9
32	Land and Structures	7,729,048.0	3.8	8,874,203.0	4.6	4,767,499.0	2.3	9,413,566.0	5.8
33	Financial Investments	3,834,143.0	1.9	4,673,209.0	2.4	8,548,592.0	4.0	544,714.0	0.3
34	Purchase of Livestock and Other Animals	15,793.0	0.0	24,735.0	0.0	11,735.0	0.0	8,910.0	0.0
35	Loan Repayments and Sinking Fund Contributions	144,150,025.0	71.0	150,397,478.0	78.5	172,285,334.0	82.2	96,834,246.0	59.6
36	Loans	13,798,500.0	6.8	90,365.0	0.0	80,365.0	0.0	67,000.0	0.0
99	Unclassified	2,400,000.0	1.2	—	—	—	—	—	—
	Gross Total	202,998,591.0	100.0	191,640,334.0	100.0	209,510,318.0	100.0	162,405,804.0	100.0
	Less Appropriations-In-Aid	(4,490,937.0)	—	(388,416.0)	—	(2,418,416.0)	—	(2,365,210.0)	—
	Net Total	198,507,654.0	100.0	191,251,918.0	100.0	207,091,902.0	100.0	160,040,594.0	100.0

2010-2011 Jamaica Budget	Total Recurrent and Capital
Summary of Total Expenditure Classified by Objects
$’000

Object Classification		Actual Expenditure 2008-2009	Pct of Gross Total	Approved Estimates 2009-2010	Pct of Gross Total	Revised Estimates 2009-2010	Pct of Gross Total	Estimates 2010-2011	Pct of Gross Total
21	Compensation of Employees	47,672,282.0	9.1	52,977,010.0	9.3	52,733,183.0	8.8	52,899,722.0	10.4
22	Travel Expenses and Subsistence	6,008,340.0	1.2	6,437,667.0	1.2	6,186,526.0	1.0	5,965,859.0	1.2
23	Rental of Property, Machinery and Equipment	1,758,438.0	0.3	1,844,388.0	0.3	1,597,420.0	0.3	1,959,808.0	0.4
24	Public Utility Services	2,906,061.0	0.6	2,898,575.0	0.5	3,359,043.0	0.6	3,145,663.0	0.6
25	Purchases of Other Goods and Services	23,888,485.0	4.6	22,056,232.0	4.0	16,437,801.0	2.7	17,766,938.0	3.5
26	Interest Payments	124,103,952.0	24.1	159,008,946.0	28.7	186,822,343.0	31.1	142,150,911.0	27.8
28	Retirement Benefits	13,305,870.0	2.6	13,827,813.0	2.5	14,726,081.0	2.5	16,555,302.0	3.2
29	Awards and Indemnities	210,132.0	0.0	261,406.0	0.0	242,906.0	0.0	213,806.0	0.0
30	Grants and Contributions	115,450,093.0	22.3	122,268,919.0	22.1	129,855,402.0	21.6	153,070,602.0	29.8
31	Purchases of Equipment (Capital Goods)	8,474,821.0	1.6	1,903,622.0	0.3	1,466,224.0	0.2	8,483,063.0	1.7
32	Land and Structures	7,730,048.0	1.5	8,874,553.0	1.6	4,777,849.0	0.8	9,413,566.0	1.8
33	Financial Investments	3,834,143.0	0.7	4,673,209.0	0.8	8,548,592.0	1.4	544,714.0	0.1
34	Purchase of Livestock and Other Animals	15,793.0	0.0	32,735.0	0.0	13,735.0	0.0	16,910.0	0.0
35	Loan Repayments and Sinking Fund Contributions	144,150,025.0	28.0	150,397,478.0	27.2	172,285,334.0	28.8	96,834,246.0	18.8
36	Loans	13,813,437.0	2.7	97,365.0	0.0	85,365.0	0.0	72,000.0	0.0
99	Unclassified	2,400,000.0	0.5	11,400,000.0	1.5	—	—	2,000,000.0	0.4
	Gross Total	515,721,920.0	100.0	558,959,918.0	100.0	599,137,804.0	100.0	511,093,110.0	100.0
	Less Appropriations-In-Aid	(7,749,851.0)	—	(3,919,812.0)	—	(6,073,530.0)	—	(7,122,659.0)	—
	Net Total	507,972,069.0	100.0	555,040,106.0	100.0	593,064,274.0	100.0	503,970,451.0	100.0

2010 - 2011 JAMAICA BUDGET

STATEMENT I

RECEIPTS AND PAYMENTS OF THE CONSOLIDATED FUND

1st APRIL, 2009 To 31st MARCH, 2010

RECEIPTS			PAYMENTS
RECURRENT REVENUE			RECURRENT EXPENDITURE

Taxation Revenue	262,786,642,342		Statutory Expenditure	197,560,961,000
Non-Tax Revenue	20,536,062,309	283,322,704,651	Voted Expenditure	188,409,073,734	385,970,034,734

Transfer from Capital Development Fund		510,555,000

CAPITAL REVENUE AND LOAN RECEIPTS

CAPITAL REVENUE:			CAPITAL EXPENDITURE

Royalties	514,725,702		Statutory Expenditure	171,353,725,196
Extraordinary Receipts	10,313,825,159		Voted Expenditure	34,806,568,000	206,160,293,196
Loan Repayments (Principal)	604,164,117	11,432,714,978

LOAN RECEIPTS:

INTERNAL MARKET LOANS

Local Registered Stock	86,763,610,486
Treasury Bond	63,701,876,000
Investment Bonds	80,659,950,312
Indexed Bonds	4,218,396,801
US $ Loan	12,767,369,544
Loans from Commercial Banks	221,937,624	248,333,140,767

EXTERNAL LOANS

World Bank (IBRD)	19,183,854,708
IADB	21,689,634,926
Caribbean Development Bank	995,594,328
China	604,622,000
European Union	61,996,000
VIF	1,179,193,049
OPEC	401,453,000
Other	1,112,550,000
		45,228,898,011

OTHER RECEIPTS			OTHER PAYMENTS
Net Treasury Bills Issued	16,347,944		Net Treasury Bills Redemption
Over Issues	6,722,373,103		Short Issues		—
Cash Balance 1st April, 2009	7,883,222,195		Cash Balance 31st March, 2010		11,319,628,719

		14,621,943,242

		603,449,956,649			603,449,956,649

The figures appearing in these statements are preliminary and therefore subject to change

2010 - 2011 JAMAICA BUDGET

STATEMENT II

DEFICIT FINANCING ACCOUNT

FINANCIAL YEAR ENDED 31ST MARCH, 2010

	$	$
CURRENT ACCOUNT

Recurrent Revenue	283,833,259,651
Recurrent Expenditure	385,970,034,734

Deficit on Current Account		(102,136,775,083)

CAPITAL ACCOUNT

Capital Revenue	11,432,714,978
Capital Expenditure	206,160,293,196

Deficit on Capital Account		(194,727,578,218)

Total Deficit on Current and Capital Accounts		(296,864,353,301)

Net Treasury Bills Issued		16,347,944

Financing Requirement		(296,848,005,357)

Shortfall financed from Loans raised in 2009/10 and Cash Balance brought forward 1st April, 2009		296,848,005,357

2010 - 2011 JAMAICA BUDGET

STATEMENT III

REVENUE ESTIMATES COMPARED WITH

CONSOLIDATED FUND RECEIPTS

		APPROVED ESTIMATES	CONSOLIDATED FUND RECEIPTS
		2009- 2010	2009- 2010
ORDINARY REVENUE

A.	TAXATION REVENUE
	Customs	24,130,088,757	18,932,040,186
	General Consumption Tax	77,290,086,488	70,233,661,904
	Special Consumption Tax	20,683,368,166	26,994,745,911
	Income Tax	121,725,262,079	118,459,695,508
	Stamp Duties	10,452,547,060	7,423,727,878
	Motor Vehicle Licences	1,815,765,940	1,724,612,805
	Other Licences	409,979,791	462,839,817
	Travel Tax	1,519,619,640	1,933,075,394
	Betting, Gaming and Lotteries - Duties, Fees, Levies	1,387,678,486	1,487,540,103
	Education Tax	12,596,501,897	12,302,755,859
	Contractors Levy	848,026,041	755,593,682
	Environmental Levy	2,084,566,554	2,076,353,295

	TOTAL TAXATION REVENUE	274,943,490,899	262,786,642,342

B.	NON-TAX REVENUE
	Post Office	956,580,000	838,264,153
	Interest	1,161,283,455	1,641,835,880
	Departmental and Other Miscellaneous Revenue	13,339,336,545	18,055,962,276

	TOTAL NON-TAX REVENUE	15,457,200,000	20,536,062,309

TOTAL ORDINARY REVENUE		290,400,690,899	283,322,704,651

	Transfers from Capital Development Fund	750,000,000	510,555,000

TOTAL RECURRENT REVENUE		291,150,690,899	283,833,259,651

C.	CAPITAL REVENUE
	Royalties	594,910,000	514,725,702
	Land Sales	0
	Loan Repayments	5,641,988,852	604,164,117
	Extraordinary Receipts	24,345,825,000	10,313,825,159

	TOTAL CAPITAL REVENUE	30,582,723,852	11,432,714,978

TOTAL RECURRENT AND CAPITAL REVENUE		321,733,414,751	295,265,974,629

2010 - 2011 JAMAICA BUDGET

STATEMENT III

REVENUE ESTIMATES COMPARED WITH

CONSOLIDATED FUND RECEIPTS

	APPROVED ESTIMATES 2009- 2010	CONSOLIDATED FUND RECEIPTS 2009- 2010
D. LOAN RECEIPTS

1. EXTERNAL LOANS
(a)Multilateral	27,567,868,000	43,445,082,962
(b)Bilateral	1,840,032,000	1,783,815,049
	0

TOTAL EXTERNAL LOANS	29,407,900,000	45,228,898,011

2. DOMESTIC LOANS
(a)Local Registered Stock	186,378,474,549	86,763,610,486
(b)Treasury Bond		63,701,876,000
(c)Investment Bonds		80,659,950,312
(d)Indexed Bonds		4,218,396,801
(e)US $ Loan		12,767,369,544
(f)Loans from Commercial Banks		221,937,624

TOTAL DOMESTIC LOANS	186,378,474,549	248,333,140,767

TOTAL LOAN RECEIPTS	215,786,374,549	293,562,038,778

TOTAL REVENUE	537,519,789,300	588,828,013,407

2010 - 2011 JAMAICA BUDGET

STATEMENT IV

EXPENDITURE ESTIMATES COMPARED WITH ISSUES

FROM THE CONSOLIDATED FUND

	Revised Estimates 2009 - 2010 $	Issues from the Consolidated Fund 2009 - 2010 $
RECURRENT EXPENDITURE

Statutory Expenditure

Public Debt Charges	186,820,851,000	186,820,851,000
Other Statutory Expenditure	10,740,973,000	10,740,110,000

Total Statutory	197,561,824,000	197,560,961,000

Voted Expenditure

His Excellency Governor-General and Staff	27,325,000	27,325,000
Houses of Parliament	607,301,000	607,301,000
Office of the Public Defender	54,737,000	54,737,000
Office of the Contractor-General	170,727,000	170,727,000
Auditor General	300,444,000	300,444,000
Office of the Services Commissions	132,988,000	132,988,000
Office of the Children’s Advocate	50,597,000	50,597,000
Office of the Prime Minister and Departments	5,169,458,000	5,169,458,000
Office of the Cabinet and Department	424,231,000	424,231,000
Ministry of Tourism	2,595,215,000	2,595,215,000
Office of the Prime Minister (Local Government)	7,345,061,000	7,345,061,000
Ministry of Finance and the Public Service and Departments	16,116,263,000	16,116,263,000
Ministry of National Security and Departments	36,907,735,000	36,907,735,000
Ministry of Justice and Departments	2,720,372,000	2,719,847,348
Ministry of Foreign Affairs and Foreign Trade	2,319,508,000	2,319,508,000
Ministry of Labour and Social Security	1,752,093,000	1,752,093,000
Ministry of Education	72,133,426,000	72,133,426,000
Ministry of Health and Departments	29,927,164,000	29,927,164,000
Ministry of Youth, Sport and Culture	2,163,258,000	2,163,258,000
Ministry of Agriculture and Fisheries and Department	2,983,073,000	2,983,073,000
Ministry of Industry, Investment and Commerce	1,662,542,000	1,662,542,000
Ministry of Energy and Mining	400,028,000	400,028,000
Ministry of Water and Housing	522,762,000	522,762,000
Ministry of Transport and Works and Department	1,924,240,000	1,923,290,386

Total Voted	188,410,548,000	188,409,073,734

Total Recurrent	385,972,372,000	385,970,034,734

2010 - 2011 JAMAICA BUDGET

STATEMENT IV

EXPENDITURE ESTIMATES COMPARED WITH ISSUES

FROM THE CONSOLIDATED FUND

	Revised Estimates 2009 - 2010 $	Issues from the Consolidated Fund 2009 - 2010 $
CAPITAL EXPENDITURE

Statutory Expenditure

Amortisation	172,285,334,000	171,353,725,196

Total Statutory	172,285,334,000	171,353,725,196

Voted Expenditure

Office of the Prime Minister	6,054,643,000	6,054,643,000
Office of the Cabinet	231,917,000	231,917,000
Office of the Prime Minister (Local Government)	138,451,000	138,451,000
Ministry of Finance and the Public Service	10,830,896,000	10,830,896,000
Ministry of National Security	1,605,465,000	1,605,465,000
Ministry of Justice	175,180,000	175,180,000
Ministry of Foreign Affairs and Foreign Trade	4,901,000	4,901,000
Ministry of Labour and Social Security	3,000,000,000	3,000,000,000
Ministry of Education	2,675,974,000	2,675,974,000
Ministry of Health	1,165,010,000	1,165,010,000
Ministry of Youth, Sport and Culture	81,508,000	81,508,000
Ministry of Agriculture and Fisheries	3,126,778,000	3,126,778,000
Ministry of Industry, Investment and Commerce	80,820,000	80,820,000
Ministry of Energy and Mining	101,484,000	101,484,000
Ministry of Water and Housing	1,205,207,000	1,205,207,000
Ministry of Transport and Works	4,328,334,000	4,328,334,000

Total Voted	34,806,568,000	34,806,568,000

Total Capital	207,091,902,000	206,160,293,196

Total Recurrent and Capital	593,064,274,000	592,130,327,930

2010 - 2011 JAMAICA BUDGET

STATEMENT V

CONSOLIDATED FUND BALANCES

31ST MARCH, 2010

	$	$
GENERAL REVENUE BALANCES

A.RECURRENT REVENUE
Recurrent Revenue	283,833,259,651
Recurrent Expenditure	385,970,034,734

Deficit on Recurrent Revenue		(102,136,775,083)

B.CAPITAL REVENUE
Capital Revenue	11,432,714,978

C.LOAN FUND BALANCES

(i) Long Term Loans:
(a) External Loans Raised	45,228,898,011
(b) Internal Market Loans Raised	248,333,140,767

Total B+C	304,994,753,756

Capital Expenditure	206,160,293,196

Surplus on Capital Revenue and Loan Receipts		98,834,460,560

Net Deficit		(3,302,314,523)

Add:
(i) Surrender of Over Issues (Previous Financial Years)	6,722,373,103
(ii) Net Treasury Bills Issued	16,347,944
(iii) Cash Balance brought forward 1st April, 2009	7,883,222,195	14,621,943,242

		11,319,628,719

Cash Balance 31st March, 2010		11,319,628,719

2010 - 2011 JAMAICA BUDGET

STATEMENT VI

CAPITAL DEVELOPMENT FUND

31ST MARCH, 2010

Bauxite Production Levy Received	52,098,791,724
Less: Refund/Remissions	630,614,273

Net Receipts		51,468,177,451
Add: Retained Earnings at 31st March, 2010		2,644,662,738

		54,112,840,189
Less: (a) Transfers to Consolidated Fund
1974/1975	85,000,000
1975/1976	125,000,000
1976/1977	80,000,000
1977/1978	110,000,000
1978/1979	268,000,000
1979/1980	232,500,000
1980/1981	230,000,000
1981/1982	300,000,000
1982/1983	182,000,000
1983/1984	140,000,000
1984/1985	397,000,000
1985/1986	204,000,000
1986/1987	414,000,000
1987/1988	269,000,000
1988/1989	315,000,000
1989/1990	265,000,000
1990/1991	555,400,000
1991/1992	1,050,000,000
1992/1993	—
1993/1994	2,000,000,000
1994/1995	1,500,000,000
1995/1996	4,256,000,000
1996/1997	1,500,000,000
1997/1998	3,439,000,000
1998/1999	2,300,000,000
1999/2000	1,900,000,000
2000/2001	2,900,000,000
2001/2002	1,740,000,000
2002/2003	1,436,900,000
2003/2004	1,767,500,000
2004/2005	2,354,700,000
2005/2006	2,996,600,000
2006/2007	3,845,000,000
2007/2008	4,268,200,000
2008/2009	4,200,000,000
2009/2010	510,555,000
Total Transfers	48,136,355,000

(b) Grants	4,265,084,400
(c) Net Levy Written off	153,314,561	52,554,753,961

Value of Fund at 31st March, 2010		1,558,086,228

2010 - 2011 JAMAICA BUDGET

STATEMENT VII

CONTINGENCIES FUND

31ST MARCH, 2010

$
Contingencies Fund Provision	94,000,000

Balance as at 31st March, 2010	94,000,000

2010-2011 JAMAICA BUDGET

STATEMENT VIII

STATEMENT OF OUTSTANDING PUBLIC DEBT (LOCAL)

AS AT MARCH 31, 2010

INTERNAL DEBT	CURRENCY	BALANCE OUTSTANDING	JA$ EQUIVALENT
I PERPETUAL ANNUITIES
PERPETUAL ANNUITIES	JAM	154,832.69	154,832.69

SUB-TOTAL PERPETUAL ANNUITIES	JAM	154,833.00	154,832.69

SUB-TOTAL CATEGORY I (PERPETUAL ANNUITIES)	JAM		154,832.69

II MARKET LOANS

(a) TREASURY BILLS

Treasury Bills Issue - 17.04% Due 23-Apr-10	JAM	400,000,000.00	400,000,000.00
Treasury Bills Issue - 11.68% Due 30-Apr-10	JAM	400,000,000.00	400,000,000.00
Treasury Bills Issue - 16.94% Due 28-May-10	JAM	400,000,000.00	400,000,000.00
Treasury Bills Issue - 10.63% Due 28-May-10	JAM	400,000,000.00	400,000,000.00
Treasury Bills Issue - 16.80% Due 18-Jun-10	JAM	400,000,000.00	400,000,000.00
Treasury Bills Issue - 10.18% Due 25-Jun-10	JAM	400,000,000.00	400,000,000.00
Treasury Bills Issue - 12.50% Due 30-Jul-10	JAM	400,000,000.00	400,000,000.00
Treasury Bills Issue - 11.01% Due 27-Aug-10	JAM	400,000,000.00	400,000,000.00
Treasury Bills Issue - 10.49% Due 24-Sep-10	JAM	400,000,000.00	400,000,000.00
Treasury Bills Issue - 17.49% Due 8-Oct-10	JAM	400,000,000.00	400,000,000.00

SUB-TOTAL (a) Treasury Bills	JAM		4,000,000,000.00

(b) Land Bonds
GLB20056 0 - 16% DUE 2020 (1 - 3 SOUTH ODEON AVENUE, KINGSTON 10)	JAM	15,000,000.00	15,000,000.00
GLB2005 0 - 16% DUE 2025 (PROVIDENCE ESTATE, MAHOE BAY, ST. JAMES)	JAM	260,000,000.00	260,000,000.00
GLB2006 1 - 16% DUE 2026 (WENTHWORTH ESTATES, ST. MARY)	JAM	27,865,400.00	27,865,400.00
GLB2006 2 - 16% DUE 2026 (ORANGE GROVE, TRELAWNY)	JAM	20,493,000.00	20,493,000.00
GLB2006 3 - 16% DUE 2026 (ORANGE GROVE, TRELAWNY)	JAM	7,747,500.00	7,747,500.00

SUB-TOTAL (b) Land Bonds	JAM		331,105,900.00

(c) Local Registered Stock
LRS FIXED RATE 12.50% 2017AD	JAM	10,000,000.00	10,000,000.00
LRS FIXED RATE 13.25% 2014AH	JAM	13,000,000.00	13,000,000.00
LRS FIXED RATE 13.375% 2016AA	JAM	9,500,000.00	9,500,000.00
LRS FIXED RATE 13.375% 2021AB	JAM	250,000.00	250,000.00
LRS FIXED RATE 13.95% 2010AE	JAM	34,018,000.00	34,018,000.00
LRS FIXED RATE 14.0% 2013AD	JAM	3,350,000.00	3,350,000.00
LRS FIXED RATE 14.0% 2013AE	JAM	46,000.00	46,000.00
LRS FIXED RATE 14.0% 2015AB	JAM	150,000.00	150,000.00
LRS FIXED RATE 14.00% 2017AC	JAM	2,205,000.00	2,205,000.00
LRS FIXED RATE 14.125% 2013AF	JAM	100,000.00	100,000.00
LRS FIXED RATE 14.25% 2013AC	JAM	50,000,000.00	50,000,000.00
LRS FIXED RATE 14.25% 2013AH	JAM	1,643,000.00	1,643,000.00
LRS FIXED RATE 14.375% 2014AE	JAM	1,042,000.00	1,042,000.00
LRS FIXED RATE 14.375% 2014AF	JAM	3,924,000.00	3,924,000.00
LRS FIXED RATE 14.5% 2013AB	JAM	11,908,000.00	11,908,000.00
LRS FIXED RATE 14.625% 2014AB	JAM	4,000,000.00	4,000,000.00
LRS FIXED RATE 14.75% 2010B	JAM	9,524,000.00	9,524,000.00
LRS FIXED RATE 14.75% 2011AB	JAM	11,500,000.00	11,500,000.00
LRS FIXED RATE 16.15% 2022	JAM	141,000.00	141,000.00
LRS FIXED RATE 16.25% 2022	JAM	1,000,000.00	1,000,000.00
LRS VARIABLE RATE 2010/2011P	JAM	750,000.00	750,000.00

SUB-TOTAL (c) Local Registered Stock	JAM		168,051,000.00

(d) US$ Indexed Bonds
GOJ FIXED RATE US DOLLAR INDEXED BOND - 11.50% DUE 2010	US$	1,607,700.00	144,708,951.76
GOJ FIXED RATE US DOLLAR INDEXED BOND - 11.75% DUE 2010	US$	1,525,800.00	137,610,991.86
GOJ FIXED RATE US DOLLAR INDEXED BOND - 7.25% DUE 2011	US$	600.00	53,844.42
GOJ FIXED RATE US DOLLAR INDEXED BOND - 7.50% DUE 2012	US$	90,600.00	8,146,768.43
GOJ FIXED RATE US DOLLAR INDEXED BOND - 9.75% DUE 2012	US$	1,427,500.00	128,745,373.50

SUB-TOTAL (d) US$ Indexed Bonds	US$	4,652,200.00	419,265,929.97

2010-2011 JAMAICA BUDGET

STATEMENT VIII

STATEMENT OF OUTSTANDING PUBLIC DEBT (LOCAL)

AS AT MARCH 31, 2010

INTERNAL DEBT	CURRENCY	BALANCE OUTSTANDING	JA$ EQUIVALENT
(e) US$ Denominated Bonds
GOJ FIXED RATE LOCAL US DOLLAR BOND ISSUE - 8.125% DUE 2011	US$	3,259,000.00	291,707,223.80
GOJ FIXED RATE LOCAL US DOLLAR BOND ISSUE - 8.125% DUE 2010	US$	960,000.00	85,927,872.00
GOJ FIXED RATE LOCAL US DOLLAR BOND ISSUE - 8.0% DUE 2010	US$	2,582,000.00	231,110,172.40
GOJ FIXED RATE LOCAL US$17.2mn LOAN - 9.25% DUE 2012	US$	5,564,705.25	498,086,750.46
GOJ FIXED RATE LOCAL US DOLLAR BOND ISSUE - 7.5% DUE 2012	US$	1,160,000.00	103,829,512.00
GOJ FIXED RATE LOCAL US DOLLAR NOTE ISSUE - 3.0% DUE 2019	US$	139,403,560.80	12,477,761,800.80
GOJ FIXED RATE LOCAL US DOLLAR BOND ISSUE -3% (Loan from PetroCaribe)	US$	12,900,000.00	1,154,655,780.00
GOJ FIXED RATE LOCAL US DOLLAR BOND ISSUE - 8.75% DUE 2012	US$	1,490,000.00	133,367,218.00
GOJ FIXED RATE LOCAL US DOLLAR BOND ISSUE - 9.0% DUE 2012	US$	5,542,000.00	496,054,444.40
GOJ NON-INTEREST BEARING LOCAL US DOLLAR PRO NOTE - DUE 2011	US$	1,680,000.00	150,373,776.00
GOJ VARIABLE RATE LOCAL US$0.864mn NOTE DUE 2011	US$	289,077.89	25,874,841.59
GOJ VARIABLE RATE LOCAL US$ LOAN (US$30.0Mn) - 9.25% DUE 2012	US$	10,497,829.64	939,641,834.98
GOJ FIXED RATE LOCAL US$ LOAN (US$100.0Mn) - 6.75% DUE 2013 (Tranche 1)	US$	50,000,000.00	4,475,410,000.00
GOJ FIXED RATE LOCAL US$ LOAN (US$100.0Mn) - 7.0% DUE 2014 (Tranche 2)	US$	50,000,000.00	4,475,410,000.00

SUB-TOTAL (e) US$ Denominated Bonds	US$	285,328,173.58	25,539,211,226.43

(f) Euro Denominated Loan

FR EURO 3.85mn 9.25% LOAN DUE 2012		€3,850,000.00	463,536,150.00

SUB-TOTAL (f) Euro Denominated loan		€3,850,000.00	463,536,150.00

(g) Investment Debenture / Bonds
GOJ FIXED RATE TREASURY BOND 10.25% 2010	JAM	8,189,093,000.00	8,189,093,000.00
GOJ FIXED RATE TREASURY BOND 11.25% 2010	JAM	15,176,367,000.00	15,176,367,000.00
GOJ INVESTMENT DEBENTURE FR 17.125% 2011 SERIES Ca	JAM	160,520,000.00	160,520,000.00
GOJ INVESTMENT DEBENTURE FR 17.125% 2012 SERIES Cd	JAM	32,283,000.00	32,283,000.00
GOJ INVESTMENT DEBENTURE FR 17.25% 2011 SERIES Cc	JAM	11,934,000.00	11,934,000.00
GOJ INVESTMENT DEBENTURE FR 17.25% 2011 SERIES Cb	JAM	20,354,000.00	20,354,000.00
GOJ INVESTMENT DEBENTURE FR 17.50% 2012 SERIES Bv	JAM	11,450,000.00	11,450,000.00
GOJ INVESTMENT DEBENTURE FR 17.50% 2010 SERIES By	JAM	200,995,000.00	200,995,000.00
GOJ INVESTMENT DEBENTURE FR 17.50% 2010 SERIES Bz	JAM	33,863,000.00	33,863,000.00
GOJ INVESTMENT DEBENTURE FR 17.875% 2013 SERIES Bu	JAM	3,215,000.00	3,215,000.00
GOJ INVESTMENT DEBENTURE FR 18.00% 2010 SERIES Bw	JAM	241,989,000.00	241,989,000.00
GOJ INVESTMENT DEBENTURE FR 18.125% 2010 SERIES Bx	JAM	56,700,000.00	56,700,000.00
GOJ INVESTMENT DEBENTURE FR 18.25% 2010 SERIES Bt	JAM	41,289,000.00	41,289,000.00
GOJ INVESTMENT DEBENTURE FR 19.875% 2010 SERIES Bs	JAM	70,730,000.00	70,730,000.00
GOJ INVESTMENT DEBENTURE FR 22.25% 2010 SERIES Br	JAM	165,568,000.00	165,568,000.00
GOJ INVESTMENT DEBENTURE FR 22.50% 2010 SERIES Bq	JAM	77,491,000.00	77,491,000.00
GOJ INVESTMENT DEBENTURE FR 22.375% 2010 SERIES Bp	JAM	109,235,000.00	109,235,000.00
GOJ INVESTMENT DEBENTURE FR 22.50% 2010 SERIES Bn	JAM	59,679,000.00	59,679,000.00
GOJ INVESTMENT DEBENTURE FR 22.67% 2010 SERIES Bl	JAM	575,639,000.00	575,639,000.00
GOJ INVESTMENT DEBENTURE FR 22.75% 2010 SERIES Bm	JAM	28,917,000.00	28,917,000.00
GOJ INVESTMENT DEBENTURE FR 23.75% 2039 SERIES “Y”	JAM	120,000.00	120,000.00
GOJ INVESTMENT DEBENTURE FR 24.50% 2010 SERIES Bj	JAM	155,434,000.00	155,434,000.00
GOJ INVESTMENT DEBENTURE FR 24.24% 2010 SERIES Bk	JAM	148,442,000.00	148,442,000.00
GOJ VARIABLE RATE INVESTMENT BOND 2010/2011 SERIES “Ar “	JAM	3,792,000.00	3,792,000.00
GOJ VARIABLE RATE INVESTMENT BOND 2010/2011 SERIES “At “	JAM	6,203,000.00	6,203,000.00
GOJ VARIABLE RATE INVESTMENT BOND 2010/2011 SERIES “U “	JAM	4,020,000.00	4,020,000.00
GOJ VARIABLE RATE INVESTMENT BOND 2010/2011 SERIES “Au “	JAM	14,209,000.00	14,209,000.00
GOJ VARIABLE RATE INVESTMENT BOND 2010/2011 SERIES “Bb “	JAM	58,838,000.00	58,838,000.00
GOJ VARIABLE RATE INVESTMENT BOND 2010/2011 SERIES “Bc “	JAM	22,070,000.00	22,070,000.00
GOJ VARIABLE RATE INVESTMENT BOND 2010/2011 SERIES “Bd “	JAM	7,230,000.00	7,230,000.00
GOJ VARIABLE RATE INVESTMENT BOND 2010/2011 SERIES “Bf “	JAM	23,437,000.00	23,437,000.00
GOJ VARIABLE RATE INVESTMENT BOND 2010/2011 SERIES “Bj “	JAM	25,377,000.00	25,377,000.00
GOJ VARIABLE RATE INVESTMENT BOND 2010/2011 SERIES “Bk “	JAM	87,049,000.00	87,049,000.00
GOJ VARIABLE RATE INVESTMENT BOND 2010/2011 SERIES “Bl “	JAM	105,335,000.00	105,335,000.00
GOJ VARIABLE RATE INVESTMENT BOND 2010/2011 SERIES “Bn “	JAM	52,497,000.00	52,497,000.00
GOJ VARIABLE RATE INVESTMENT BOND 2010/2011 SERIES “Bq “	JAM	11,311,000.00	11,311,000.00
GOJ VARIABLE RATE INVESTMENT BOND 2010/2011 SERIES “Bu “	JAM	11,035,000.00	11,035,000.00
GOJ VARIABLE RATE INVESTMENT BOND 2010/2011 SERIES “Bw “	JAM	9,640,000.00	9,640,000.00
GOJ VARIABLE RATE INVESTMENT BOND 2010/2011 SERIES “Bx”	JAM	8,125,000.00	8,125,000.00
GOJ VARIABLE RATE INVESTMENT BOND 2010/2011 SERIES “By “	JAM	20,049,000.00	20,049,000.00
GOJ VARIABLE RATE INVESTMENT BOND 2010/2011 SERIES “Bz “	JAM	159,074,000.00	159,074,000.00
GOJ VARIABLE RATE INVESTMENT BOND 2010/2011 SERIES “Ca “	JAM	13,887,000.00	13,887,000.00
GOJ VARIABLE RATE INVESTMENT BOND 2010/2011 SERIES “Cc “	JAM	9,516,000.00	9,516,000.00
GOJ VARIABLE RATE INVESTMENT BOND 2011/2012 SERIES “N “	JAM	871,000.00	871,000.00

2010-2011 JAMAICA BUDGET

STATEMENT VIII

STATEMENT OF OUTSTANDING PUBLIC DEBT (LOCAL)

AS AT MARCH 31, 2010

INTERNAL DEBT	CURRENCY	BALANCE OUTSTANDING	JA$ EQUIVALENT
GOJ VARIABLE RATE INVESTMENT BOND 2011/2012 SERIES “P ”	JAM	45,487,000.00	45,487,000.00
GOJ VARIABLE RATE INVESTMENT BOND 2011/2012 SERIES “T ”	JAM	751,000.00	751,000.00
GOJ VARIABLE RATE INVESTMENT BOND 2011/2012 SERIES “Ay ”	JAM	7,630,000.00	7,630,000.00
GOJ VARIABLE RATE INVESTMENT BOND 2011/2012 SERIES “Az ”	JAM	15,047,000.00	15,047,000.00
GOJ VARIABLE RATE INVESTMENT BOND 2011/2012 SERIES “Br ”	JAM	6,825,000.00	6,825,000.00
GOJ VARIABLE RATE INVESTMENT BOND 2011/2012 SERIES “Bs”	JAM	15,427,000.00	15,427,000.00
GOJ VARIABLE RATE INVESTMENT BOND 2011/2012 SERIES “Bt”	JAM	4,200,000.00	4,200,000.00
GOJ VARIABLE RATE INVESTMENT BOND 2011/2012 SERIES “Bv”	JAM	2,705,000.00	2,705,000.00
GOJ VARIABLE RATE INVESTMENT BOND 2012/2013 SERIES “Ag ”	JAM	7,638,000.00	7,638,000.00
GOJ VARIABLE RATE INVESTMENT BOND 2012/2013 SERIES “Al ”	JAM	40,225,000.00	40,225,000.00
GOJ VARIABLE RATE INVESTMENT BOND 2012/2013 SERIES “Aw ”	JAM	9,088,000.00	9,088,000.00
GOJ VARIABLE RATE INVESTMENT BOND 2012/2013 SERIES “Ax ”	JAM	847,000.00	847,000.00
GOJ VARIABLE RATE INVESTMENT BOND 2012/2013 SERIES “Cb ”	JAM	2,610,000.00	2,610,000.00
GOJ VARIABLE RATE INVESTMENT BOND 2013/2014 SERIES “As ”	JAM	60,000,000.00	60,000,000.00
GOJ VARIABLE RATE INVESTMENT BOND 2013/2014 SERIES “Av ”	JAM	3,265,000.00	3,265,000.00
GOJ VARIABLE RATE INVESTMENT BOND 2013/2014 SERIES “Ba ”	JAM	920,000.00	920,000.00
GOJ VARIABLE RATE INVESTMENT BOND 2014/2015 SERIES “Ae ”	JAM	2,217,000.00	2,217,000.00
GOJ VARIABLE RATE INVESTMENT BOND 2014/2015 SERIES “Ak ”	JAM	2,250,000.00	2,250,000.00
GOJ VARIABLE RATE INVESTMENT BOND 2014/2015 SERIES “Am ”	JAM	10,010,000.00	10,010,000.00
GOJ VARIABLE RATE INVESTMENT BOND 2015/2016 SERIES “Y ”	JAM	26,563,000.00	26,563,000.00
GOJ VARIABLE RATE INVESTMENT BOND 2017/2018 SERIES “Aj ”	JAM	34,002,000.00	34,002,000.00
GOJ VARIABLE RATE INVESTMENT BOND 2018/2019 SERIES “Ab ”	JAM	2,500,000.00	2,500,000.00
GOJ VARIABLE RATE INVESTMENT BOND 2018/2019 SERIES “Af ”	JAM	51,090,000.00	51,090,000.00
GOJ VARIABLE RATE INVESTMENT BOND 2022/2023 SERIES “Ac ”	JAM	1,000,000.00	1,000,000.00
GOJ VARIABLE RATE INVESTMENT BOND 2028/2029 SERIES “Bm ”	JAM	54,000,000.00	54,000,000.00
GOJ FIXED RATE 17.125% REGISTERED BOND 2010 SERIES “A ”	JAM	10,350,000.00	10,350,000.00
GOJ FIXED RATE 14.000% REGISTERED BOND 2011 SERIES “H ”	JAM	110,986,000.00	110,986,000.00
GOJ FIXED RATE 14.125% REGISTERED BOND 2012 SERIES “F”	JAM	7,355,000.00	7,355,000.00
GOJ FIXED RATE 12.750% REGISTERED BOND 2012 SERIES “L”	JAM	48,412,000.00	48,412,000.00
GOJ FIXED RATE 13.875% REGISTERED BOND 2013 SERIES “J”	JAM	5,100,000.00	5,100,000.00
GOJ FIXED RATE 14.500% REGISTERED BOND 2013 SERIES “Q”	JAM	85,285,000.00	85,285,000.00
GOJ FIXED RATE 17.375% REGISTERED BOND 2012 SERIES “Ad”	JAM	3,282,000.00	3,282,000.00
GOJ FIXED RATE 17.575% REGISTERED BOND 2014 SERIES “Ak”	JAM	13,906,000.00	13,906,000.00
GOJ FIXED RATE 17.625% REGISTERED BOND 2015 SERIES “Ah”	JAM	720,000.00	720,000.00
GOJ FIXED RATE 13.625% REGISTERED BOND 2014 SERIES “K”	JAM	1,250,000.00	1,250,000.00
GOJ FIXED RATE 15.125% REGISTERED BOND 2014 SERIES “S”	JAM	5,000.00	5,000.00
GOJ FIXED RATE 19.875% REGISTERED BOND 2016 SERIES “Ac”	JAM	30,286,000.00	30,286,000.00
GOJ FIXED RATE 20.875% REGISTERED BOND 2012 SERIES “AB”	JAM	44,258,000.00	44,258,000.00
GOJ FIXED RATE 21.50% REGISTERED BOND 2019 SERIES “Aa”	JAM	5,556,000.00	5,556,000.00
GOJ FIXED RATE 21.625% REGISTERED BOND 2011 SERIES “Z”	JAM	43,444,000.00	43,444,000.00
GOJ FIXED RATE 28.25% REGISTERED BOND 2019 Tranche B	JAM	20,000,000.00	20,000,000.00
GOJ FIXED RATE 12.850% REGISTERED BOND 2022 SERIES “N”	JAM	6,000,000.00	6,000,000.00
GOJ FIXED RATE 17.00% REGISTERED BOND 2014 SERIES “B”	JAM	1,650,000.00	1,650,000.00
GOJ FIXED RATE 17.00% REGISTERED BOND 2023 SERIES “V”	JAM	1,000,000.00	1,000,000.00
GOJ FIXED RATE 17.00% REGISTERED BOND 2023 SERIES “X”	JAM	2,455,000.00	2,455,000.00
GOJ FIXED RATE 17.625% REGISTERED BOND 2014 SERIES “Aj”	JAM	1,828,000.00	1,828,000.00
GOJ FIXED RATE 17.50% REGISTERED BOND 2013 SERIES “AF”	JAM	38,850,000.00	38,850,000.00
GOJ FIXED RATE 18.00% REGISTERED BOND 2014 SERIES “AE”	JAM	1,715,000.00	1,715,000.00
GOJ FIXED RATE 13.375% REGISTERED BOND 2032 SERIES “M”	JAM	1,051,000.00	1,051,000.00
GOJ FIXED RATE 15.50% REGISTERED BOND 2028 SERIES “R”	JAM	50,000.00	50,000.00

SUB-TOTAL (f) Investment Debenture / Bonds	JAM	27,115,963,000.00	27,115,963,000.00

(h) New Jamaica Dollar Benchmark Investment Notes

GOJ FIXED RATE 11.0% BENCHMARK INVESTMENT NOTE - DUE 2010	JAM	11,566,000,000.00	11,566,000,000.00
GOJ FIXED RATE 11.25% BENCHMARK INVESTMENT NOTE - DUE 2010	JAM	11,566,666,666.66	11,566,666,666.66
GOJ FIXED RATE 11.75% BENCHMARK INVESTMENT NOTE - DUE 2011A	JAM	11,747,000,000.00	11,747,000,000.00
GOJ FIXED RATE 12.0% BENCHMARK INVESTMENT NOTE - DUE 2012	JAM	11,566,000,000.00	11,566,000,000.00
GOJ FIXED RATE 12.25% BENCHMARK INVESTMENT NOTE - DUE 2013	JAM	42,830,000,000.00	42,830,000,000.00
GOJ FIXED RATE 12.50% BENCHMARK INVESTMENT NOTE - DUE 2014	JAM	48,733,000,000.00	48,733,000,000.00
GOJ FIXED RATE 12.625% BENCHMARK INVESTMENT NOTE - DUE 2016	JAM	36,235,000,000.00	36,235,000,000.00
GOJ FIXED RATE 12.75% BENCHMARK INVESTMENT NOTE - DUE 2019	JAM	37,301,000,000.00	37,301,000,000.00
GOJ FIXED RATE 12.875% BENCHMARK INVESTMENT NOTE - DUE 2024	JAM	41,141,000,000.00	41,141,000,000.00
GOJ FIXED RATE 13.25% BENCHMARK INVESTMENT NOTE - DUE 2040	JAM	16,708,000,000.00	16,708,000,000.00
GOJ VARIABLE RATE BENCHMARK INVESTMENT NOTE - DUE 2011	JAM	9,120,000,000.00	9,120,000,000.00
GOJ VARIABLE RATE BENCHMARK INVESTMENT NOTE - DUE 2012	JAM	12,159,000,000.00	12,159,000,000.00
GOJ VARIABLE RATE BENCHMARK INVESTMENT NOTE - DUE 2013	JAM	9,123,000,000.00	9,123,000,000.00
GOJ VARIABLE RATE BENCHMARK INVESTMENT NOTE - DUE 2015	JAM	43,500,000,000.00	43,500,000,000.00

2010-2011 JAMAICA BUDGET

STATEMENT VIII

STATEMENT OF OUTSTANDING PUBLIC DEBT (LOCAL)

AS AT MARCH 31, 2010

INTERNAL DEBT	CURRENCY	BALANCE OUTSTANDING	JA$ EQUIVALENT
GOJ VARIABLE RATE BENCHMARK INVESTMENT NOTE - DUE 2017	JAM	51,784,000,000.00	51,784,000,000.00
GOJ VARIABLE RATE BENCHMARK INVESTMENT NOTE - DUE 2018	JAM	36,527,000,000.00	36,527,000,000.00
GOJ VARIABLE RATE BENCHMARK INVESTMENT NOTE - DUE 2020	JAM	51,759,000,000.00	51,759,000,000.00
GOJ VARIABLE RATE BENCHMARK INVESTMENT NOTE - DUE 2027	JAM	52,759,000,000.00	52,759,000,000.00
GOJ VARIABLE RATE BENCHMARK INVESTMENT NOTE - DUE 2032	JAM	36,422,000,000.00	36,422,000,000.00

RETAILS & PHYSICAL OFFERS TO BE DISTRIBUTED IN THE TWENTY-FIVE NEW BENCHMARK NOTES			28,424,712,379.00

SUB-TOTAL (h) New Jamaica Dollar Benchmark Investment Notes	JAM		600,971,379,045.66

(I) New United States Dollar Local Benchmark Notes
GOJ FIXED RATE 6.75% US$ BENCHMARK NOTE DUE - 2013	US$	240,300,000.00	21,508,820,460.00
GOJ FIXED RATE 7.0% US$ BENCHMARK NOTE DUE - 2014	US$	239,800,000.00	21,464,066,360.00
GOJ FIXED RATE 7.25% US$ BENCHMARK NOTE DUE - 2016	US$	338,300,000.00	30,280,624,060.00

SUB-TOTAL (I) New United States Dollar Local Benchmark Notes	JAM		73,253,510,880.00

(j) New CPI-Indexed Investment Notes

CPI -INDEXED INVESTMENT NOTES - DUE 2022	JAM	5,945,000,000.00	5,945,000,000.00
CPI -INDEXED INVESTMENT NOTES - DUE 2030	JAM	15,220,000,000.00	15,220,000,000.00

SUB-TOTAL (j) New CPI-Indexed Investment Notes	JAM		21,165,000,000.00

SUB-TOTAL CATEGORY II (MARKET LOANS)	JAM		753,427,023,132.07

III INSTITUTIONAL LOANS (LOCAL)

(a) COMMERCIAL BANKS

BANK OF NOVA SCOTIA JAMAICA LIMITED - (Loan to Liquidate SCJ’s Debts - $3,000.00Mn)	JAM	2,775,000,000.00	2,775,000,000.00
BANK OF NOVA SCOTIA JAMAICA LIMITED - (Loan to Liquidate SCJ’s Debts - $500.00Mn)	JAM	462,500,000.00	462,500,000.00
BANK OF NOVA SCOTIA JAMAICA LIMITED - $221.937m Loan to MNSJ re Police Vehicles	JAM	184,948,023.64	184,948,023.64

SUB-TOTAL BANK OF NOVA SCOTIA JA. LTD.	JAM		3,422,448,023.64

NATIONAL COMMERCIAL BANK (UWI/UHWI $2,700.0mn)	JAM	225,000,000.00	225,000,000.00
NATIONAL COMMERCIAL BANK (Assumption of SCJ Debt - $6.7mn)	JAM	1,169,359.72	1,169,359.72
NATIONAL COMMERCIAL BANK (Assumption of SCJ Debt - $1,680.0.0mn)	JAM	1,512,000,000.00	1,512,000,000.00

SUB-TOTAL NATIONAL COMMERCIAL BANK JA. LTD.	JAM		1,738,169,359.72

SUB-TOTAL (a) COMMERCIAL BANKS	JAM		5,160,617,383.36

(b) PUBLIC SECTOR ENTITIES

N.I.F. - PROMISSORY NOTE $134.29Mn DUE 2019 (Re: W/H Tax on LRS)	JAM	51,033,867.38	51,033,867.38

SUB-TOTAL NATIONAL INSURANCE FUND (NIF)	JAM		51,033,867.38

NATIONAL HOUSING TRUST (Stadium Gardens)	JAM	672,470.19	672,470.19
NATIONAL HOUSING TRUST (JDF Housing Stock)	JAM	60,861,027.05	60,861,027.05

SUB-TOTAL NATIONAL HOUSING TRUST	JAM		61,533,497.24

SUB-TOTAL (b) PUBLIC SECTOR ENTITIES	JAM		112,567,364.62

SUB-TOTAL CATEGORY III (INSTITUTIONAL LOANS - LOCAL)	JAM		5,273,184,747.98

TOTAL INTERNAL DEBT	JAM		758,700,362,712.74

2010-2011 JAMAICA BUDGET

STATEMENT VIII

STATEMENT OF OUTSTANDING PUBLIC DEBT

AS AT MARCH 31, 2010

EXTERNAL DEBT		CURRENCY	BALANCE OUTSTANDING	JA$ EQUIVALENT

I FOREIGN CURRENCY OBLIGATIONS TO COMMERCIAL ENTERPRISES

1)	BANQUE PARIBAS
	NWC/GOJ -BUYER’S CREDIT (GREAT RIVER)	EURO	2,068,328.56	248,530,359.77
	FINANCING OF 17 RENAULT GARBAGE COMPACTORS	US	1,917,464.00	185,136,089.41

	TOTAL BANQUE PARIBAS			433,666,449.18

2)	BOND HOLDERS
	US$300M 9% NOTES DUE 2015	US	300,000,000.00	26,853,000,000.00
	EURO 150M BOND 10.50% 2014	EURO	150,000,000.00	18,024,000,000.00
	EURO 200M BOND 11% 2012	EURO	200,000,000.00	24,032,000,000.00
	US250M BOND (11.625%) 2022	US	250,000,000.00	22,377,500,000.00
	US300M BOND ( 10.625%) 2017	US	425,000,000.00	38,041,750,000.00
	US400M BOND (11.75%) 2011	US	400,000,000.00	35,804,000,000.00
	US$250M 9.25% NOTES DUE 2025	US	250,000,000.00	22,377,500,000.00
	US$250M 8.5% BOND 2036	US	250,000,000.00	22,377,500,000.00
	US$500M 8 % BOND 2039	US	500,000,000.00	44,755,000,000.00
	US$350M 8% GLOBAL BOND 2019	US	350,000,000.00	31,328,500,000.00

	TOTAL - BOND HOLDERS			285,970,750,000.00

3)	CITIBANK N.A.
	PURCHASE OF STEEL BRIDGES & FLYOVERS (GUARANTEED)	UK	4,235,000.08	572,741,410.82

	TOTAL - CITIBANK N.A			572,741,410.82

4)	HSBC
	HSBC - RURAL BRIDGE PROGRAM 7.5M	UK	0.00	—
	HSBC - RURAL BRIDGE PROGRAM ECDG GUARANTEE 15.3M	UK	5,787,815.00	782,744,100.60

	TOTAL - HSBC			782,744,100.60

5)	ING BANK N.V.
	SUPPLY OF THREE DAMEN OFFSHORE SURVEILLANCE VESSELS FOR JDF	US	13,653,012.00	1,222,081,104.12

	TOTAL			1,222,081,104.12

6)	COMMERZBANK
	FINANCING OF HALF WAY TREE TRANSPORT CENTRE (1140A)	EURO	35,590,909.00	4,276,603,625.44
	FINANCING OF HALF WAY TREE TRANSPORT CENTRE (1140B)	EURO	9,522,713.00	1,144,249,194.08
	FINANCING OF SPARE PARTS FOR VOLVO & MAN CHASIS (ref. #1163)	EURO	3,525,810.15	423,661,347.62
	63 MISTRAL BUSES & SPARE PARTS - KGN & METRO AREAS (ref.# 1169)	EURO	18,092,671.00	2,174,015,347.36
	FINANCING OF BUSES & SPARE PARTS - KGN & METRO AREAS (ref.# 1168)	EURO	9,233,428.00	1,109,488,708.48
	37 JONCKHEERE BUSES 30 VDL (1178)	EURO	2,829,714.65	340,018,512.34
	160 BUSES AND SPARE PARTS (1179)	EURO	15,674,006.09	1,883,388,571.77

	TOTAL - COMMERZBANK			11,351,425,307.10

7)	NATIONAL CITY BANK
	ACQUISITION OF FIRE TRUCKS MSM 287094	US	3,975,740.00	355,868,487.40
	ACQUISITION OF FIRE TRUCKS MSM MSM 299081	US	0.00	—
	ACQUISITION OF FIRE TRUCKS(DP LOAN) MSM299081	US	5,191,963.00	464,732,608.13

	TOTAL - NATIONAL CITY BANK			820,601,095.53

8)	BANK OF NOVA SCOTIA
	RIVER TRAINING AND BRIDGE SURVEY (MURRAY PROGRAM)	US	42,148,129.00	3,772,679,026.79
	BELL HELICOPTER FOR JDF	US	11,476,201.00	1,027,234,751.51

2010-2011 JAMAICA BUDGET

STATEMENT VIII

STATEMENT OF OUTSTANDING PUBLIC DEBT

AS AT MARCH 31, 2010

EXTERNAL DEBT		CURRENCY	BALANCE OUTSTANDING	JA$ EQUIVALENT
	TOTAL - BANK OF NOVA SCOTIA			4,799,913,778.30

9)	SOCIETE GENERALE
	AUTOMATED PALM & FINGERPRINT SYSTEM (L 8295)	US	0.00	—
	AUTOMATED PALM & FINGERPRINT SYSTEM ( L 8296)	US	1,289,835.00	115,453,130.85

	TOTAL - SOCIETE GENERALE			115,453,130.85

10)	UPS CAPITAL
	FINANCING 60 GARBAGE COMPACTORS,2 TRUCKS, 4 TRAILERS	US	9,332,277.00	835,332,114.27
	FINANCING OF PURCHASING GARBAGE COMPACTORS	US	952,048.81	85,217,888.98
				—

	TOTAL UPS CAPITAL			920,550,003.25

11)	GLENCORE
	FINANCIAL ASSISTANCE FOR WHOLLY OWNED COMPANIES	US	7,702,009.00	689,406,825.59

TOTAL FOREIGN CURRENCY OBLIGATIONS TO COMMERCIAL ENTERPRISES				307,679,333,205.34

II FOREIGN GOVERNMENT AND GOVERNMENT AGENCIES

a)	UNITED STATES
1.	U.S. AGENCY FOR INTERNATIONAL DEVELOPMENT
	532-T-027 AGRICULTURAL EDUCATION PROJECT	US	809,475.00	72,456,107.25
	532-T-027A AGRICULTURAL EDUCATION PROJECT	US	129,578.00	11,598,526.78
	532-T-046 CROP DIVERSIFICATION & IRRIGATION PROJ.	US	45,042.00	4,031,709.42
	532-T-046A CROP DIVERSIFICATION & IRRIGATION PROJ.	US	387,369.00	34,673,399.19
	532-T-046B CROP DIVERSIFICATION & IRRIGATION PROJ.	US	629,778.00	56,371,428.78
	532-T-046D CROP DIVERSIFICATION & IRRIGATION PROJ.	US	383,724.06	34,347,140.61
	532-102R-109R USAID 91/92 RESCHEDULING LOANS	US	5,963,516.00	533,794,317.16
	532-121R-154W 1992/95 PARIS CLUB RESCHEDULING	US	39,155,733.88	3,504,829,739.60
	532-1-113 USAID DEBT REDUCTION	US	6,047,429.00	541,305,369.79
	532-W-055 INNER KINGSTON DEVELOPMENT	US	3,139,414.00	281,008,947.14
	532-W-028C	US	442,564.24	39,613,925.12

	TOTAL - U.S. AGENCY FOR INTERNATIONAL DEVELOPMENT			5,114,030,610.84

2.	FEDERAL HOME LOAN BANK OF BOSTON
	532-HG-011 FINANCE FOR HOUSING PROJECTS	US	3,000,000.00	268,530,000.00
	532-HG-012 AO1FINANCE FOR HOUSING PROJECT	US	1,500,000.00	134,265,000.00
	532-HG-012 AO21FINANCE FOR HOUSING PROJECT	US	1,000,000.00	89,510,000.00
	532-HG-012-AO3 FINANCE FOR HOUSING PROJECT	US	4,800,000.00	429,648,000.00
	532-HG-013-AO1 FINANCE FOR HOUSING PROJECT	US	8,710,942.26	779,716,441.69
	532-HG-014 FINANCING- SHELTER FOR LOW INCOME FAMILY	US	10,187,641.00	911,895,745.91

	TOTAL - FEDERAL HOME LOAN			2,613,565,187.60

3.	UNITED STATES DEPT. OF AGRICULTURE
	90 JM USDA PL480 1990 DELIVERIES	US	10,225,328.01	915,269,110.18
	91 JMI USDA PL480 - 1991 DELIVERIES(17.805)	US	8,546,873.00	765,030,602.23
	91 JMI PL480 AGREEMENT 4.66M - 1990 DELIVERIES	US	2,048,368.00	183,349,419.68
	91 JMI PURCHASE OF FOOD CALENDAR YEAR 1991(9.869)	US	4,737,281.00	424,034,022.31
	93 JMI GOJ/CCC PL480 AGREEMENT 20.76M - 1992 DELIVERIES	US	10,794,764.00	966,239,325.64
	93 JMI GOJ/CCC PL480 AGREEMENT 27.16M -1993 DELIVERIES	US	9,988,872.00	894,103,932.72
	93 JMI GOJ/CCC PL480 AGREEMENT 2.47M	US	1,285,502.00	115,065,284.02
	PL480 PURCHASE OF FOOD 14.694 -1994 DELIVERIES	US	7,347,173.00	657,645,455.23
	PL480 AGREEMENT 1995 DELIVERIES (AGR.5.12.94)	US	7,381,534.77	660,721,177.26
	PL 480 FOR CALENDAR YEAR 1996 DELIVERIES(14.879)	US	8,183,866.00	732,537,845.66
	PL 480 FOR CALENDAR YEAR 1998 DELIVERIES(4.99)	US	2,812,376.00	251,735,775.76
	99 JMI PL480 FOR 1999 DELIVERIES	US	5,591,516.00	500,496,597.16

2010-2011 JAMAICA BUDGET

STATEMENT VIII

STATEMENT OF OUTSTANDING PUBLIC DEBT

AS AT MARCH 31, 2010

EXTERNAL DEBT		CURRENCY	BALANCE OUTSTANDING	JA$ EQUIVALENT
	PL 480 FOR CALENDAR YEAR 2000 DELIVERIES	US	2,196,398.63	196,599,641.37
	91 JMI PL480 8.39M	US	4,029,264.00	360,659,420.64
	DEBT FOR NATURE SWAP DD 21/9/04 TROPICAL FOREST CONSERVATION	US	10,222,469.64	915,013,257.48

	TOTAL - UNITED STATES DEPT. OF AGRICULTURE			8,538,500,867.34

b).	CHINA
1.	EXIM BANK OF CHINA
	EQUIPMENT/SUPPLIES FOR JAMAICA WATER SYSTEM (14.2.2000)	CNY	8,333,337.00	109,333,381.44
	EQUIPMENT/SUPPLIES FOR JAMAICA WATER SYSTEM (01.2.2005)	CNY	99,999,999.75	1,311,999,996.72
	REPUBLIC OF CHINA (GREENFIELD STADIUM)	CNY	248,424,338.85	3,259,327,325.71
	MONTEGO BAT CONVENTION CENTER	CNY	133,232,793.71	1,748,014,253.48
	PALISADOES SHORELINE PROTECTION REHABILITATION WORKS PROJECT	CNY	0.00
	JAMAICA ROAD IMPROVEMENT REHABILITATION WORKS PROJECT	CNY	0.00

	TOTAL CHINA			6,428,674,957.35

2.	PEOPLES REPUBLIC OF CHINA	CNY	20,000,000.00	262,400,000.00

c)	UNITED KINGDOM GOVERNMENT
	1987 PURCHASE OF GOODS & SERVICES	UK	262,950.00	35,561,358.00
	UKG 92/95 RESCHEDULING	UK	8,058,918.87	1,089,888,187.98

	TOTAL - UNITED KINGDOM GOVERNMENT			1,125,449,545.98

d)	FEDERAL REPUBLIC OF GERMANY
1.	KREDITANSTALT FUR WIEDERAUFBAU
	81-65-037 GENERAL COMMODITY AID II	EURO	263,826.67	31,701,412.67
	89-65-121 HURRICANE RECONSTRUCTION ASSISTANCE 2	EURO	6,538,605.07	785,678,785.21
	89-65-857 HURRICANE RECONSTRUCTION ASSISTANCE III	EURO	9,200,339.47	1,105,512,790.72
	90-65-277 AGRICULTURAL SECTOR ADJUSTMENT PROGRAM	EURO	825,225.06	99,159,043.21
	92-65-992 KFW 91/92 RESCHEDULING	EURO	1,376,142.66	165,357,302.03
	93-65-941 SUPPLIES AND SERVICES	EURO	6,352,290.33	763,291,206.05
	94-65-345 REHABILITATION OF 2 HOSPITALS	EURO	1,827,212.13	219,557,809.54
	94-65-253 KFW 92/95 DEBT RESCHEDULING	EURO	5,400,454.98	648,918,670.40

	TOTAL - KREDITANSTALT FUR WIEDERAUFBAU			3,819,177,019.82

e)	JAPAN
1.	OVERSEAS ECONOMIC CORPORATION FUND
	JM-C2 RECONSTRUCTION LOAN	YEN	540,536,000.00	520,319,953.60
	JM-C3 AGRICULTURAL SECTOR ADJUSTMENT	YEN	1,075,316,000.00	1,035,099,181.60
	JM-P3 MONTEGO BAY WATER SUPPLY PROJECT	YEN	887,912,000.00	854,704,091.20
	JM-P4 TELECOMMUNICATION NETWORK EXPANSION PROJ.	YEN	3,579,966,000.00	3,446,075,271.60
	JM-P5 NORTH COAST DEVELOPMENT PROJECT	YEN	3,252,914,000.00	3,131,255,016.40
	JM-P6 KGN WATER SUPPLY PROJECT	YEN	4,519,929,455.00	4,350,884,093.38
	JM-R6 OECF 1991/92 DEBT RESCHEDULING	YEN	45,201,000.00	43,510,482.60
	JM-R7 JAPAN OECF 92/95 RESCHEDULING	YEN	286,339,000.00	275,629,921.40

	TOTAL - OVERSEAS ECONOMIC CORPORATION FUND			13,657,478,011.78

2.	JAPAN - EXIM BANK LOAN - AIRPORT REFORM & IMPROVEMENT	YEN	707,334,615.00	680,880,300.40

f)	NETHERLAND INVESTMENT BANK
	1978.03 PURCHASE OF GOODS	EURO	799,247.00	96,037,519.52
	1980 PURCHASE OF GOODS	EURO	971,094.00	116,686,655.04
	1980.02 CONSOLIDATION OF INTEREST AMOUNTS	EURO	256,342.00	30,802,054.72
	1981 PURCHASE OF GOODS & SERVICES	EURO	552,435.00	66,380,589.60
	1982 DEVELOPMENT - GOODS & SERVICES	EURO	757,085.00	90,971,333.60
	1985 NETHERLANDS 1985/86 RESCHEDULING	EURO	644,825.00	77,482,172.00
	1987.01 RESCHEDULING OF DEBT AGREEMENT 1987/88	EURO	3,436,039.00	412,874,446.24
	1989.01 NETHERLANDS 88/89 RESCHEDULING	EURO	4,402,510.00	529,005,601.60

2010-2011 JAMAICA BUDGET

STATEMENT VIII

STATEMENT OF OUTSTANDING PUBLIC DEBT

AS AT MARCH 31, 2010

EXTERNAL DEBT		CURRENCY	BALANCE OUTSTANDING	JA$ EQUIVALENT
	TOTAL - NETHERLAND INVESTMENT BANK			1,420,240,372.32

g)	FRANCE
1.	BANQUE FRANCAISE DU COMMERCE EXTERIEUR
	1991/92 PARIS CLUB RESCHEDULING	EURO	33,288.80	3,999,982.21
	1992/95 PARIS CLUB RESCHEDULING (CREDIT NATIONALE/ BANQUE DE FRANCE) EURO		291,274.70	34,999,567.95

	TOTAL - BANQUE FRANCAISE DU COMMERCE EXTERIEUR			38,999,550.16

2.	FRENCH TREASURY
	299-OAI PURCHASE OF GOODS & SERVICES	EURO	1,140,463.10	137,038,046.10
	599-OBI-OCI-OAI-ODI-OEI PURCHASE OF GDS & SERVICES	EURO	982,301.46	118,033,343.43

	TOTAL - FRENCH TREASURY			255,071,389.53

h)	IRAQI FUND FOR EXTERNAL DEVELOPMENT
1.	SOUTH MANCHESTER ALUMINA PLANT PROJECT	US	14,710,000.00	1,316,692,100.00
2.	GOVERNMENT REPULIC OF IRAQ	US	5,880,000.00	526,318,800.00

	TOTAL - IRAQ			1,843,010,900.00

i)	BELGIUM
1.	GOVT. OF THE KINGDOM OF BELGIUM
	FINANCIAL ASSISTANCE 105 BUSES	EURO	5,800,709.60	697,013,265.54
	PURCHASE OF GOODS AND SERVICES	EURO	185,920.00	22,340,147.20
	PURCHASE OF TRANSFORMERS	EURO	49,578.70	5,957,376.59
	UPGRADE LIGHTING AT SANGSTER INT’L AIRPORT	EURO	164,682.00	19,788,189.12

	TOTAL - GOVT. OF THE KINGDOM OF BELGIUM			745,098,978.45

2.	JONCKHEERE BUS & COACH NV
	30 VOLVO TRANSIT BUSES # 1124A	EURO	3,281,526.00	394,308,164.16
	30 JONCKHEERE BUSES # 1124B	EURO	2,677,036.00	321,672,645.76
	34 JONCKHEERE BUSES # 1116	EURO	3,856,515.00	463,398,842.40
	50 BUSES FOR WORLD CUP CRICKET 1155	EURO	9,734,554.00	871,339,928.54

	TOTAL - JONCKHEERE BUS & COACH NV			2,050,719,580.86

j)	ITALY
1.	SEZIONE ASSIWRAZIONE DEL CREDITO ESPORTAZIONE (SACE)
	1991/92 PARIS CLUB RESCHEDULING	US	147,839.05	13,233,073.37
	1992/95 PARIS CLUB RESCHEDULING	US	988,298.59	88,462,606.79

	TOTAL - GOVERNMENT OF THE REPUBLIC OF ITALY			101,695,680.16

k)	KUWAIT
	KUWAIT FUND FOR ARAB ECONOMIC DEVELOPMENT
	BUSHY PARK SANDY BAY ROAD PROJECT 591	KWD	2,800,000.00	72,805,969.88
	ROAD REHAB. PROJECT 616	KWD	2,852,412.53	74,168,807.41
	ROAD REHAB. PROJECT 2 - LOAN #760	KWD	0.00

	TOTAL - KUWAIT			146,974,777.29

l)	INDIA
	EXPORT-IMPORT BANK	US	7,500,000.00	671,325,000.00

	TOTAL INDIA			671,325,000.00

2010-2011 JAMAICA BUDGET

STATEMENT VIII

STATEMENT OF OUTSTANDING PUBLIC DEBT

AS AT MARCH 31, 2010

EXTERNAL DEBT	CURRENCY	BALANCE OUTSTANDING	JA$ EQUIVALENT
m) VENEZUELA

MONTEGO BAY SPORTS COMPLEX PH 3 (21-294)	US	9,195,826.00	823,118,385.26
PORT MARIA CIVIC CENTRE PH 2 (20-293)	US	1,424,615.00	127,517,288.65
ENERGY COORPORATION AGREEMENT	US	65,159,319.80	5,832,410,715.30

TOTAL VENEZUELA			6,783,046,389.21

TOTAL FOREIGN GOVERNMENT & GOVERNMENT AGENCIES			56,296,339,119.08

III INTERNATIONAL & MULTILATERAL INSTITUTIONS

a) INTER-AMERICAN DEVELOPMENT BANK
198/OC-JA WEST KINGSTON REDEVELOPMENT PROJECT	UAC	1,033,622.51	1,788,166.94
376/SF-JA CONSTRUCTION OF PARISH COUNCIL ROADS	US	200,000.00	17,902,000.00
444-0/SF/JA RURAL ELECTRIFICATION PROGRAMME	US	175,985.12	15,752,428.09
444-0/SF/JA RURAL ELECTRIFICATION PROGRAMME	CAD	66,215.85	5,831,159.78
444-0/SF/JA RURAL ELECTRIFICATION PROGRAMME	EURO	3,601.37	432,740.62
444-0/SF/JA RURAL ELECTRIFICATION PROGRAMME	UK	6,211.71	840,071.66
451/SF-JA EXPANSION OF WATER SUPPLY SYSTEM	US	152,112.00	13,615,545.12
451/SF-JA EXPANSION OF WATER SUPPLY SYSTEM	VEF	4,095.68	8,797.52
451/SF-JA EXPANSION OF WATER SUPPLY SYSTEM	CAD	36,105.25	3,179,533.02
451/SF-JA EXPANSION OF WATER SUPPLY SYSTEM	EURO	16,588.14	1,993,230.90
466/SF-JA STUDENTS LOAN FUND	US	42,999.93	3,848,923.73
466/SF-JA STUDENTS LOAN FUND	CAD	125,043.79	11,011,718.77
512/SF-JA RURAL ELECTRIFICATION PROGRAMME	US	42,984.95	3,847,582.87
512/SF-JA RURAL ELECTRIFICATION PROGRAMME	EURO	26,215.11	3,150,007.62
512/SF-JA RURAL ELECTRIFICATION PROGRAMME	CAD	109,464.00	9,639,717.29
516/SF SELF SUPPORTING FARMERS DEV. PROGRAMME	US	193,273.83	17,299,940.52
516/SF SELF SUPPORTING FARMERS DEV. PROGRAMME	CAD	301,419.12	26,543,841.82
516/SF SELF SUPPORTING FARMERS DEV. PROGRAMME	EURO	110,804.06	13,314,215.85
519/OC-JA LAND TITLING PROJECT	UAC	2,363,079.50	4,088,127.54
522/OC-JA TOWNSHIP DEVELOPMENT PROGRAMME STG 2	UAC	2,560,494.10	4,429,654.79
523/OC-JA TOWNSHIP DEVELOPMENT PROGRAMME STG 2	UAC	1,006,416.90	1,741,101.24
538-0-SF/JA DRAINAGE & IRRIGATION PROJECT	US	872,487.21	78,096,330.17
538-0-SF/JA DRAINAGE & IRRIGATION PROJECT	CAD	171,195.53	15,075,974.84
538-0-SF/JA DRAINAGE & IRRIGATION PROJECT	EURO	367,741.30	44,187,794.61
573-0/SF-JA IMPROVEMENT OF WATER SUPPLY SYSTEM	US	881,865.55	78,935,785.38
573-0/SF-JA IMPROVEMENT OF WATER SUPPLY SYSTEM	EURO	192,194.67	23,094,111.55
573-0/SF-JA IMPROVEMENT OF WATER SUPPLY SYSTEM	YEN	50,421,041.00	48,535,294.07
573-0/SF-JA IMPROVEMENT OF WATER SUPPLY SYSTEM	VEF	308.19	661.99
573-0/SF-JA IMPROVEMENT OF WATER SUPPLY SYSTEM	UK	18,547.04	2,508,301.69
573-0/SF-JA IMPROVEMENT OF WATER SUPPLY SYSTEM	CAD	20,016.03	1,762,669.65
573-0/SF-JA IMPROVEMENT OF WATER SUPPLY SYSTEM	DKK	187,149.73	3,020,596.64
579/OC-JA HEALTH SERVICES PROJECT	UAC	21,342,751.90	36,922,960.79
580/SF-JA AGRICULTURAL RESEARCH PROJECT	US	993,225.87	88,903,647.62
580/SF-JA AGRICULTURAL RESEARCH PROJECT	YEN	4,440,517.00	4,274,441.66
580/SF-JA AGRICULTURAL RESEARCH PROJECT	EURO	14,207.07	1,707,121.53
581/SF RURAL ELECTRIFICATION PROGRAMME	US	566,901.47	50,743,350.58
581/SF RURAL ELECTRIFICATION PROGRAMME	CAD	174,483.21	15,365,497.47
581/SF RURAL ELECTRIFICATION PROGRAMME	EURO	194,172.44	23,331,760.39
581/SF- RURAL ELECTRIFICATION PROGRAMME	YEN	20,402,298.00	19,639,252.05
582/OC-JA RURAL ROADS REHAB IMPROV/MAINT.	UAC	1,628,809.70	2,817,840.78
588/SF-JA PARISH MARKET PROGRAMME	US	1,079,018.94	96,582,985.32
588/SF-JA PARISH MARKET PROGRAMME	CAD	16,336.30	1,438,621.95
588/SF-JA PARISH MARKET PROGRAMME	EURO	144,792.79	17,398,301.65
605/OC-JA ELECTRICITY REHAB. & IMPROVEMENT	US	11,262,055.84	1,008,066,618.24
611/OC-JA AGRICULTURAL SECTOR ADJUSTMENT PROG.	UAC	4,806,703.30	8,315,596.71
630/OC-JA TRADE, FINANCE, INVESTMENT SECTOR PROG.	UAC	10,187,352.35	17,624,119.57
638/SF-JA HYDROCARBON EXPLORATION PROJECT	US	2,822,142.54	252,609,978.76
638/SF-JA HYDROCARBON EXPLORATION PROJECT	CAD	555,819.52	48,947,078.81

2010-2011 JAMAICA BUDGET

STATEMENT VIII

STATEMENT OF OUTSTANDING PUBLIC DEBT

AS AT MARCH 31, 2010

EXTERNAL DEBT	CURRENCY	BALANCE OUTSTANDING	JA$ EQUIVALENT
638/SF-JA HYDROCARBON EXPLORATION PROJECT	DKK	3,841,375.56	61,999,801.54
638/SF-JA HYDROCARBON EXPLORATION PROJECT	EURO	1,061,500.31	127,549,877.25
638/SF-JA HYDROCARBON EXPLORATION PROJECT	YEN	55,677,080.00	53,594,757.21
638/SF-JA HYDROCARBON EXPLORATION PROJECT	CHF	186,291.60	15,637,316.90
654/OC-JA RURAL TOWNSHIP DEVELOPMENT PROG. 3	UAC	4,008,495.35	6,934,696.96
655/OC-JA RURAL TOWNSHIP DEVELOPMENT PROG. 3	US	13,942,666.41	1,248,008,070.36
697/OC-JA PRIMARY EDUCATION IMPROVEMENT PROG. 2	US	14,345,375.56	1,284,054,566.38
714/SF-JA AGRICULTURAL DEVELOPMENT PROGRAMME	US	1,948,268.97	174,389,555.50
714/SF-JA AGRICULTURAL DEVELOPMENT PROGRAMME	VEF	4,538.34	9,748.35
714/SF-JA AGRICULTURAL DEVELOPMENT PROGRAMME	EURO	165,246.72	19,856,045.88
714/SF-JA AGRICULTURAL DEVELOPMENT PROGRAMME	UK	132,112.61	17,866,909.38
714/SF-JA AGRICULTURAL DEVELOPMENT PROGRAMME	YEN	76,433,673.00	73,575,053.63
721/SF-JA RURAL TOWNSHIP	US	722,232.43	64,647,024.81
731/OC-JA PRIMARY EDUCATION	US	395,899.97	35,437,006.31
765/SF-JA IMPROVEMENT & MAINT. RURAL ROADS	US	2,570,525.28	230,087,717.81
765/SF-JA IMPROVEMENT & MAINT. RURAL ROADS	UK	260,376.45	35,213,311.10
765/SF-JA IMPROVEMENT & MAINT. RURAL ROADS	VEF	7,660.50	16,454.75
765/SF-JA IMPROVEMENT & MAINT. RURAL ROADS	EURO	165,246.72	19,856,045.88
765/SF-JA IMPROVEMENT & MAINT. RURAL ROADS	CAD	497,479.54	43,809,490.98
765/SF-JA IMPROVEMENT & MAINT. RURAL ROADS	NOK	565,541.33	7,843,718.92
787/SF-JA WEST KINGSTON RE-DEVELOPMENT PROJECT	US	273,265.61	24,460,004.75
787/SF-JA WEST KINGSTON RE-DEVELOPMENT PROJECT	VEF	1,945.73	4,179.43
787/SF-JA WEST KINGSTON RE-DEVELOPMENT PROJECT	YEN	5,597,869.00	5,388,508.70
787/SF-JA WEST KINGSTON RE-DEVELOPMENT PROJECT	EURO	17,282.18	2,076,626.75
787/SF-JA WEST KINGSTON RE-DEVELOPMENT PROJECT	CAD	53,232.36	4,687,796.00
812/SF-JA LAND TITLING PROJECT	US	853,287.38	76,377,753.38
835/OC-JA MULTISECTORAL PREINVESTMENT PROGRAM	US	3,149,091.25	281,875,157.79
887/OC-JA AIRPORT REFORM & IMPROVEMENT PROGRAM	US	11,738,709.93	1,050,731,925.83
972/OC-JA NORTHERN COASTAL HIGHWAY PROJECT	US	43,827,712.00	3,923,018,501.12
1005/OC-JA JAMAICA SOCIAL INVESTMENT FUND	US	6,591,693.97	590,022,527.25
1028/OC-JA HEALTH SECTOR REFORM PROGRAM	US	4,903,666.37	438,927,176.78
1185/OC-JA SOLID WASTE MANAGEMENT PROGRAM	US	2,709,116.00	242,492,973.16
1197/OC-JA PARISH INFRASTRUCTURE	US	8,925,225.00	798,896,889.75
1219/OC-JA 1&2 LAND ADMINISTRATION	US	3,868,190.69	346,241,748.66
1264/OC-JA PRIMARY EDUCATION	US	17,689,401.00	1,583,378,283.51
1268/OC-JA FINANCIAL SECTOR REFORM PROGRAM	US	110,000,000.00	9,846,100,000.00
1283/OC-JA AGRICULTURAL SUPPORT SERVICES PROJECT	US	14,708,851.00	1,316,589,253.01
1344/OC-CITIZEN, SECURITY & JUSTICE	US	12,085,919.93	1,081,810,692.93
1355/OC-JA SOCIAL SAFETY NET	US	52,000,000.00	4,654,520,000.00
1360/OC-JA RURAL WATER	US	5,548,678.22	496,662,187.47
1363/OC -JA -NATIONAL ROAD IMPROVEMENT	US	15,314,762.00	1,370,824,346.62
1419/OC-JA EMERGENCY RECONSTRUCTION	US	13,043,146.31	1,167,492,026.21
1438/OC/JA -RE INFORMATION AND COMM. TECH PROJECT	US	5,634,227.00	504,319,658.77
1559/OC/JA- KINGSTON WATER AND SANITATION	US	5,022,055.00	449,524,143.05
1559/OC/JA 2- SUPPORT TO FOOD CRISIS	US	9,500,000.00	850,345,000.00
1562/OC-JA - IRRIGATION DEVELOPMENT PROGRAM	US	3,995,448.15	357,632,563.91
1959/OC/JA - EMERGENCY ASSIST. - 2007 ATLANTIC HURRICANE SEASON	US	9,999,780.58	895,080,359.72
1972/OC/JA - COMPETITIVENESS ENHANCEMENT PROGRAM	US	30,000,000.00	2,685,300,000.00
2026/OC/JA - TRANSPORTATION INFRASTRUCTURE REHAB. PROGRAM	US	8,500,000.00	760,835,000.00
2039/OC/JA - YOUTH DEVELOPMENT PROGRAM PHASE 1	US	400,000.00	35,804,000.00

2058/OC/JA - PUBLIC FINANCIAL & PERFORMANCE MANAGEMENT	US	60,000,000.00	5,370,600,000.00
2074/OC/JA - EDUCATION REFORM PROGRAM	US	30,000,000.00	2,685,300,000.00
2100/OC/JA - SUPPLEMENTAL LOAN TO FINANCE THE PESP ACTIVITIES	US	6,228,291.00	557,494,327.41
2116/OC/JA - LIQUIDITY PROGRAM FOR GROWTH SUSTAINABILITY	US	98,152,178.00	8,785,601,452.78
2272/OC/JA - CITIZEN SECURITY & JUSTICE PROGRAMME 11	US	2,253,288.00	201,691,808.88
2276/OC/JA - ROAD IMPROVEMENT PROGRAMME	US	0.00	—
2297/OC/JA - COMPETITIVENESS ENHANCEMENT PROGRAM	US	60,000,000.00	5,370,600,000.00
2298/OC/JA - PUBLIC FINANCIAL & PERFORMANCE MANAGEMENT PG II	US	60,000,000.00	5,370,600,000.00
2299/OC/JA - HUMAN CAPITAL PROTECTION PROGRAMME	US	50,000,000.00	4,475,500,000.00
2300/OC/JA - SUPPORT FOR EDUCATION SECTOR REFORM II(Policy Based)	US	30,000,000.00	2,685,300,000.00
2301/OC/JA - SUPPORT FOR EDUCATION SECTOR REFORM II (Invest Comp.)	US	0.00	—

2010-2011 JAMAICA BUDGET

STATEMENT VIII

STATEMENT OF OUTSTANDING PUBLIC DEBT

AS AT MARCH 31, 2010

EXTERNAL DEBT	CURRENCY	BALANCE OUTSTANDING	JA$ EQUIVALENT
TOTAL - INTER-AMERICAN DEVELOPMENT BANK			77,014,659,243.68

b) CARIBBEAN DEVELOPMENT BANK

04/SFR-JAM -SECOND WATER PROJECT	US	1,858,332.83	166,339,371.61
05/SFR -JAM REHAB. HURRICANE DAM.	US	6,136,363.03	549,265,854.82
06/SFR JAM -ROAD IMPROVEMENT	US	1,247,316.00	111,647,255.16
06/SFR-R WISCO JAMAICA	EURO	808,844.81	97,190,792.37
08/SFR-OR-JAM -RURAL ELECTRIFICATION	US	5,442,214.08	487,132,582.30
10/SFR-JAM - UTECH CENTRE	US	1,375,093.00	123,084,574.43
10/SFR-OR-JAM -SOCIAL INVESTMENT FUND	US	14,123,000.00	1,264,149,730.00
11/SFR-OR-JAM -CITRUS REPLANTING 11310-001	US	2,086,028.59	186,720,419.09
11/SFR-JAM -ENGINEERING DESIGNS IRRIG.	US	214,142.54	19,167,898.76
12/SFR-JAM -REGIONAL TOURISM EMERGENCY	US	211,250.00	18,908,987.50
12/SFR-OR-JAM 11315-001 -FINANCIAL SECTOR REFORM	US	18,333,333.28	1,641,016,661.89
12/SFR-OR JAM-11315-002 UNIFIED-SDF FINANCIAL SECTOR REFORM.	US	1,772,877.00	158,690,220.27
13/SR-OR-JAM -ENHANCEMENT OF BASIC SCHOOL (OCR)	US	2,265,428.80	202,778,531.89
13/SFR OR JAM -ENHANCEMENT OF BASIC SCHOOL	US	2,761,339.94	247,167,538.03
13/SFR -JAM DISASTER MANAGEMENT	US	301,466.40	26,984,257.46
14/SFR-OR-JAM -001 IRRIGATION DEV.PROJ	US	6,545,228.04	585,863,361.86
14/SFR-OR-JAM -003-002 IRRIGATION DEV.PROJ	US	743,013.00	66,507,093.63
14/SFR-JAM DISASTER MAN.	US	262,144.69	23,464,571.20
15/SFR-OR-JAM -REHAB. OF FLOOD DAMAGE	US	21,518,044.75	1,926,080,185.57
15/SFR-OR-JAM REHAB OF FLOOD DAMAGE ADDITIONAL LOAN	US	4,375,380.00	391,640,263.80
16/SFR-JAM -DEVELOPMENT PLANNING FRAMEWORK	US	234,549.10	20,994,489.94
16/SFR-OR-JAM -WASHINGTON BOULEVARD IMPROVEMENT	US	1,981,035.77	177,322,511.77
17/SFR-OR -JAM- HURRICANE DEAN REHAB WORKS	US	705,473.32	63,146,916.87
17/SFR-JAM - IMMEDIATE RESPONSE TO HURRICANE DEAN	US	414,852.00	37,133,402.52
18/SFR-O - JAM - UTECH ENHANCEMENT PROJECT	US	216,317.50	19,362,579.43
19/SFR-OR-JAM - POLICY BASED LOAN	US	33,333,333.00	2,983,666,636.83
25/OR-JAM CARIBBEAN COURT OF JUSTICE	US	13,632,500.00	1,220,245,075.00
27/OR-JAM UNIVERSITY OF TECHNOLOGY	US	326,115.00	29,190,553.65
28/OR-JAM COASTAL HIGHWAY IMPROVEMENT #4	US	52,648,203.00	4,712,540,650.53
20/SFR-JM AGRICULTURAL SUPPORT	US	5,200,000.00	465,452,000.00
20/SFR-OR-JAM NATURAL DISASTER GUSTAV MANAGEMENT	US	15,072,364.66	1,349,127,360.72

TOTAL - CARIBBEAN DEVELOPMENT BANK			19,371,982,328.90

c) INT’L BANK FOR RECONSTRUCTION & DEVELOPMENT
3502A-JM SCL ENERGY SECTOR DEREGULATION PROJECT	US	1,762,990.18	157,805,251.01
3622-JM PRIVATE SECTOR DEVELOPMENT ADJUSTMENT	US EQ	3,023,631.00	270,645,210.81
3580-JM REFORM OF SECONDARY EDUCATION ROSE	US EQ	425,476.00	38,084,356.76
3580A-JM REFORM OF SECONDARY EDUCATION	US	2,814,914.68	251,963,013.01
3720-JM PRIVATE INVESTMENT & EXPORT DEV. PROJECT	US EQ	2,088,420.00	186,934,474.20
3758-JM TAX ADMINISTRATION REFORM PROJECT	US EQ	402,056.00	35,988,032.56
3758A-JM SINGLE CURRENCY LOAN TAX ADMINISTRATION	US	1,239,765.00	110,971,365.15
3944-JM GENERATION RECOVERY & IMPROVEMENT PROJ.	US EQ	509,554.00	45,610,178.54
4070-JM STUDENT’S LOAN PROJECT 28.5M	US EQ	8,270,000.00	740,247,700.00
4083-JM PUBLIC SECTOR MODERNIZATION	US EQ	7,786,941.15	697,009,102.34
4088-JM SOCIAL INVESTMENT FUND PROJECT	US	5,805,000.00	519,605,550.00
4819-JM INNER CITY PROJECT	US	8,619,236.18	771,507,830.47
4878-JM HURRICANE DEAN EMERGENCY RECOVERY	US	1,500,000.00	134,265,000.00
7036-JM DEBT MANAGEMENT PROGRAM	US	46,852,500.00	4,193,767,275.00
7076-JM SOCIAL SAFETY NET	US	28,154,582.00	2,520,116,634.82
7095-JM EMERGENCY ECONOMIC REHAB.	US	53,107,500.00	4,753,652,325.00
7148-JM NATIONAL COMMUNITY DEVELOPMENT	US	11,921,695.25	1,067,110,941.83
7149-JM REFORM OF SECONDARY EDUCATION PROJECT II	US	9,557,681.46	855,508,067.48
7112-JM HIV/AIDS PROJECT	US	8,029,259.32	718,699,001.73
7150-JM DEBT MANAGEMENT	US	63,750,000.00	5,706,262,500.00
7554-JM EARLY CHILDHOOD DEVELOPMENT PROJECT	US	3,317,500.00	296,949,425.00

2010-2011 JAMAICA BUDGET

STATEMENT VIII

STATEMENT OF OUTSTANDING PUBLIC DEBT

AS AT MARCH 31, 2010

EXTERNAL DEBT	CURRENCY	BALANCE OUTSTANDING	JA$ EQUIVALENT
7555-JM SOCIAL PROTECTION PROJECT	US	4,887,643.60	437,492,978.64
7556-JM SECOND HIV/AIDS PROJECT	US	1,828,918.39	163,706,485.09
7653-JM FISCAL & DEBT SUSTAINABILITY DEVELOPMENT POLICY	US	100,000,000.00	8,951,000,000.00
7769-JM RURAL ECONOMIC DEVELOPMENT INITIATIVE PROJECT	US	37,500.00	3,356,625.00
7856-JM FIRST PROGRAMMATIC FISCAL SUSTAIN DEVELOP POLICY LOAN	US	200,000,000.00	17,902,000,000.00
7815-JM EDUCATION TRANSFORMATION CAPACITY BUILDING PROJECT	US	0.00	—

TOTAL - INT’L BANK FOR RECONSTRUCTION & DEV.			51,530,259,324.44

d) OPEC FUND FOR INT’L DEVELOPMENT
586-P PRIMARY EDUCATION IMPROVEMENT PROJ. II	US	0.00	—
645-P BUSHY PARK/SANDY BAY ROAD PROJECT	US	1,125,000.00	100,698,750.00
685-P JAMAICA SOCIAL INVESTMENT FUND PROJECT	US	666,720.00	59,678,107.20
795-P PARISH INFRASTRUCTURE DEV.	US	2,666,720.00	238,698,107.20
831-P EDUCATION SUPPORT PROJECT LOAN	US	3,066,690.00	274,499,421.90
906-P RURAL ROAD REHABILITATION	US	4,166,700.00	372,961,317.00
1007-P NATIONAL COMMUNITY DEV. PROJECT	US	5,000,000.00	447,550,000.00
1238-P BOGUE ROAD IMPROVEMENT	US	4,172,745.00	373,502,404.95
1152-P RURAL ROAD REHABILITATION PHASE 2	US	0.00	—

TOTAL - OPEC FUND FOR INT’L DEVELOPMENT			1,867,588,108.25

e) EUROPEAN ECONOMIC COMMUNITY COMMISSION
LN #8.0006 2000 ACRES BANANA PLANT	EURO	734,478.23	88,254,904.12
LN #8.0008 SUPPLY OF EQUIP FOR MICRODAMS & IRRIGATE.	EURO	685,441.26	82,362,621.80
LN #8.0032 JECIC	EURO	307,468.48	36,945,412.56
LN #8.0163 RURAL ELECTRIFICATION	EURO	1,307,468.00	157,105,354.88
LN #8.0347 SANGSTERS AIRPORT MAIN TERMINAL	EURO	5,300,150.00	636,866,024.00
LN #8.0371 CAST & CTC STUDENT ACCOMMODATION	EURO	998,179.18	119,941,210.27
LN #8.0383 NEGRIL OCHO-RIOS WASTE WATER PROJECT	EURO	21,558,817.53	2,590,507,514.40
LN #8.0388 CREDIT SCH. FOR MICRO & SMALL ENTERPRISES	EURO	5,169,400.00	621,155,104.00
LN #8.0395 MORANT/YALLAHS AGRICULTURAL DEV. PROJ.	EURO	1,227,164.79	147,456,121.17

TOTAL-EUROPEAN ECONOMIC COMMUNITY COMMISSION			4,480,594,267.20

f) EUROPEAN INVESTMENT BANK
LN #21613 PORT ANTONIO WATER & SEWERAGE PROJECT	EURO	1,040,000.00	124,966,400.00

TOTAL - EUROPEAN INVESTMENT BANK			124,966,400.00

g) NORDIC DEVELOPMENT FUND
NDF #81 PRIMARY EDUCATION IMPROVEMENT PROG.	XDR	1,720,000.00	235,044,433.59
NDF #120 MULTI-SECTORAL PRE-INVESTMENT PROJECT	XDR	1,637,690.00	223,796,464.21
NDF #165 AIRPORT REFORM & IMPROVEMENT PROGRAM	XDR	1,900,000.00	259,642,106.87

TOTAL - NORDIC DEVELOPMENT FUND			718,483,004.67

TOTAL INTERNATIONAL & MULTINATIONAL INSTITUTIONS			155,108,532,677.14

TOTAL EXTERNAL DEBT			519,084,205,001.55

GRAND TOTAL FOREIGN & LOCAL			1,277,784,567,714.29

2010-2011 JAMAICA BUDGET

STATEMENT IX

Summary of Revenue Estimates and Estimates of Expenditure for the Year 2010-11

$’000

Recurrent

Revenue		Expenditure
	Estimates, 2010/11		Estimates, 2010/11
Taxation Revenue		Recurrent Expenditure

Customs	23,747,937	His Excellency the Governor General and Staff	92,912
General Consumption Tax	78,030,967	Houses of Parliament	634,287
Special Consumption Tax	40,900,606	Office of the Public Defender	72,053
Income Tax	114,877,279	Office of the Contractor General	179,158
Land and Property Tax	0	Auditor General	303,038
Stamp Duties	7,386,062	Office of the Services Commissions	142,412
Motor Vehicle Licences	1,974,849	Office of the Children’s Advocate	57,253
Other Licences	510,498	Office of the Prime Minister	6,195,222
Travel Tax	2,550,616	Office of the Cabinet	621,961
Betting, Gaming and Lotteries - Duty, Fees, Levies	1,675,771	Ministry of Tourism	2,210,414
Education Tax	12,399,038	Office of the Prime Minister (Local Government)	5,973,612
Contractors Levy	851,208	Ministry of Finance and the Public Service	173,052,876
Environmental Levy	2,306,519	Ministry of National Security	37,905,796
		Ministry of Justice	3,285,463
Subtotal Taxation	287,211,351	Ministry of Foreign Affairs and Foreign Trade	2,717,238
		Ministry of Labour and Social Security	1,857,800
Non-Tax Revenue		Ministry of Education	70,537,247
		Ministry of Health	31,809,602
Post Office	1,115,650	Ministry of Youth, Sport and Culture	1,849,440
Interest	1,267,461	Ministry of Agriculture and Fisheries	3,676,874
Departmental and Other Miscellaneous Revenue	17,634,905	Ministry of Industry, Investment and Commerce	2,113,049
		Ministry of Energy and Mining	405,827
Subtotal Non-Tax Revenue	20,018,016	Ministry of Water and Housing	546,272
		Ministry of Transport and Works	2,447,500
Transfers from Capital Development Fund	2,128,900
		Gross Total	348,687,306

		Less Appropriations-In-Aid	(4,757,449)

Total Recurrent Revenue	309,358,267	Total Recurrent Expenditure	343,929,857

2010-2011 JAMAICA BUDGET

STATEMENT IX

Summary of Revenue Estimates and Estimates of Expenditure for the Year 2010-11

$’000

Capital

Revenue		Expenditure
	Estimates,		Estimates,
	2010/11		2010/11
Capital Revenue		Capital Expenditure

Royalties	587,398	His Excellency the Governor General and Staff	0
Loan Repayments	48,130	Houses of Parliament	0
Extraordinary Receipts	17,688,322	Office of the Public Defender	0
Land Sales	0	Office of the Contractor General	0
		Auditor General	0
Subtotal Capital Revenue	18,323,849	Office of the Services Commissions	0
		Office of the Children’s Advocate	0
External Loans		Office of the Prime Minister	10,423,812
		Office of the Cabinet	335,557
(A) Multilateral		Office of the Prime Minister (Local Government)	255,000
		Ministry of Finance and the Public Service	120,953,234
International Bank for Reconstruction and Development	12,093,854	Ministry of National Security	1,841,031
		Ministry of Justice	285,000
Inter-American Development Bank	34,359,399	Ministry of Foreign Affairs and Foreign Trade	68,324
European Union	0	Ministry of Labour and Social Security	3,826,985
World Bank/IDB	0	Ministry of Education	2,830,072
OECF		Ministry of Health	1,476,553
OPEC		Ministry of Youth, Sport and Culture	218,546
Caribbean Development Bank	7,627,989	Ministry of Agriculture and Fisheries	2,758,794
Other	328,393	Ministry of Industry, Investment and Commerce	74,164
		Ministry of Energy and Mining	156,851
Total Multilateral	54,409,635	Ministry of Water and Housing	1,899,838
		Ministry of Transport and Works	15,002,043

(B) Bilateral
		Gross Total	162,405,804
PL480	0
Kuwait	0	Less Appropriations-In-Aid	(2,365,210)
VIF	0
China	3,202,334	Total Capital Expenditure	160,040,594

Japan	705,000
Britain	0

Total Bilateral	3,907,334

(C) Capital Market	0

Total External Loans	58,316,969

Domestic Loans

(E) Local Registered Stocks & Debentures	117,971,365

(F) Other	0

Total Domestic Loans	117,971,365

Total External and Domestic Loans	176,288,335

2010-2011 JAMAICA BUDGET

STATEMENT IX

Summary of Revenue Estimates and Estimates of Expenditure for the Year 2010-11

$’000

SUMMARY

Revenue		Expenditure
Tax and Non Tax Revenue	307,229,367	Recurrent Estimates	343,929,857
Capital Revenue	18,323,849	Capital Estimates	160,040,594
Transfer from the Capital Development Fund	2,128,900

Loan Funds (Raised and to be raised)	176,288,335

Total Receipts	503,970,451	Total Expenditure	503,970,451

2010-2011 JAMAICA BUDGET

STATEMENT X

Statement of the Financing of the Estimates of Expenditure for the Year 2010-11

Recurrent Revenue		Recurrent Expenditure
Taxation Revenue	287,211,351	Consolidated Fund Charges	154,104,149
Non-Tax Revenue	20,018,016	Voted Expenditure	189,825,708
Transfer from the Capital Development Fund	2,128,900	Current Account Surplus	(34,571,590)

Total	309,358,267	Total	309,358,267

Current Account Surplus	(34,571,590)
Capital Revenue	18,323,849

Loan Funds		Capital Expenditure

(A) External Loans		Consolidated Fund Charges	96,834,246
		Voted Expenditure	63,206,348
(i) Multilateral	54,409,635	Deficit	(0)
(ii) Bilateral	3,907,334
(iii) Other	0

Total External Loans	58,316,969

(B) Domestic Loans	117,971,365

Total Loan Funds	176,288,335

Total	160,040,594	Total	160,040,594

2010-2011 JAMAICA BUDGET

STATEMENT XI

STATEMENT OF CONSOLIDATED FUND CHARGES

Head No.	Head of Estimates	Particulars of Service	Amount $’000	Statutory Authority
0100	His Excellency the Governor- General and Staff	Emoluments of the Governor-General and his personal staff as well as general expenditure affiliated to the office of the Governor-General	59,912.0	Section 12 of the Governor- General (Expenditure, Personal Staff, Tax Exemptions and Pensions) Act.

0200	Houses of Parliament	Salaries and Allowances of the Clerk and Deputy Clerk of the Senate and the House of Representatives.	8,209.0	Section 47 (8) of the Constitution of Jamaica.

0300	Office of the Public Defender	Salary and Allowances of the Public Defender.	9,379.0	Section 9 of the Public Defender Interim Act 33/1999

0400	Office of the Contractor General	Salary and Allowances of the Contractor General.	8,431.0	Section 11 (1) and (3) of the Contractor General Act, (Act 15 of 1983).

0500	Auditor General	Salary of the Auditor General	4,767.0	Section 120 – 122 of the Constitution of Jamaica; Section 25 – 36 of the Financial Administration and Audit Act.

0600	Office of the Services Commissions	Salaries and Allowances of the Chairman and members of the Public Service Commissions.	2,850.0	Section 124 (8) of the Constitution of Jamaica.

2018	Public Debt Charges	Payment of interest, service charges and commitment fees in respect of the public debt of Jamaica.	142,149,347.0	Section 119 of the Constitution of Jamaica.

2019	Pensions	Public Officers Pensions, Gratuities and Monthly Allowances granted in pursuance of the provisions of the Pensions Act.	6,138,032.0	Section 4 of the Pensions Act.

		Jamaica Defence Force Pension	327,888.0	Defence (Retired, Pay Pensions and other Grants) Regulation, 1962

		Local Forces Pension	17.0	Local Forces Act

		National Heroes Widows’ Pensions	0.0	National Heroes (Widows’ Pensions) Act, 1974 (Act II of 1974).

		Governor-General’s Pension	13,824.0	Governor General Act

		Payment of Pensions and Gratuities to Teachers in accordance with the Pensions Act	2,827,960.0	The Pensions (Teachers) Act.

		Refund of Contributions by Police Sub-Officers and Men	61.0	Constabulary Force Act

2010-2011 JAMAICA BUDGET

STATEMENT XI

STATEMENT OF CONSOLIDATED FUND CHARGES

Head No.	Head of Estimates	Particulars of Service	Amount $’000	Statutory Authority
		Payment of Pensions, Gratuities or other allowances to Sub-Officers and Constables of the Police Force in accordance with the Constabulary Force Act	1,659,744.0	Section 59 of the Constabulary Force Act.

		Special Constabulary Pensions and Gratuities	260,237.0	Constables (Special) Act

		Refund of Contributions by Men of the Special Constabulary	7.0	Constables (Special) Act

		Payment of retiring allowances, Widows’ allowances or gratuity to legislators in accordance with the provisions of the Retiring Allowance (Legislative Service) Act, and/or The Pensions (Prime Minister) Act.	146,880.0	Section 12 of the Retiring Allowances (Legislative Service) Act and Section 7 of the Pensions (Prime Minister) Act.

		Payment of Pensions in accordance with the Provisions of the Pensions (Civil Service Family Benefits) Act.	32,486.0	Pensions (Civil Service Family Benefits) Act.

		Refund of Family Benefits Contributions in accordance with the Provisions of the Pensions (Civil Service Family Benefits) Act.	6,670.0	Section 10 of the Pensions (Civil Service Family Benefits) Act.

		Payment of Pensions to the retired Ombudsmen and their widows.	0.0	The Ombudsman Act

		Payment of Pensions to the retired Contractor General and his widow in accordance with the Contractor General Act.	6,912.0	The Contractor General Act

		Jamaica Agricultural Society Pensions	11,570.0	Provident Fund Act

		Payment of Pensions to retired Parish Councillors and/or their widows in accordance with the provisions of the Retiring Allowances (Parish Councillors) Act	77,760.0	Parish Councillors Act 2005

		Payment of Pensions to the former employees, Jamaica Railway Corporation.	88,128.0	Jamaica Railway Corporation (Pensions) Regulations

		Total Pensions	11,598,176.0

2823	Court of Appeal	Payment of Salaries to the Judges of the Court of Appeal	52,928.0	Section 107 (1) of the Constitution of Jamaica

2825	Director of Public Prosecutions	Payment of Salary to the Director of Public Prosecutions	4,950.0	Section 95 (2) of the Constitution of Jamaica

2010-2011 JAMAICA BUDGET

STATEMENT XI

STATEMENT OF CONSOLIDATED FUND CHARGES

Head No.	Head of Estimates	Particulars of Service	Amount $’000	Statutory Authority
2829	Supreme Court	Payment of Salaries to the Judges of the Supreme Court	205,200.0	Section 101(2) of the Constitution of Jamaica

		Total Recurrent	154,104,149.0

2000A	Ministry of Finance and the Public Service	Internal Debt	69,837,009.0	Section 119 of the Constitution of Jamaica

		External Debt	26,997,237.0	Section 119 of the Constitution of Jamaica

		Total Capital	96,834,246.0

		Grand Total Recurrent and Capital	250,938,395.0

2010-2011 JAMAICA BUDGET

STATEMENT XII

INSTITUTIONAL PROJECTS AND PROGRAMMES

(Statement Showing the Works to which Institutional Loans are Applied)

$’000

Service	Heads of Estimates (Activity No. in brackets)		Revised Estimates 2009-10	Estimates 2010-2011
				GoJ	External	Total
Agriculture
Improving Jamaica’s Agricultural Productivity Project (Green House)	5100B	(9147)	42,777.0	11,602.0	54,761.0	66,363.0
National Irrigation Development Project (CDB)	5100B	(9213)	21,524.0	3,000.0	12,000.0	15,000.0
Developing a Public Education and Awareness Programme for Increasing Land Titling and Registration	1500B	(9345)	0.0	0.0	6,300.0	6,300.0
Hurricane Gustav Agricultural Rehabilitation Project	5100B	(9092)	70,399.0	15,400.0	186,000.0	201,400.0
Assessment of the Regulatory and Legal Framework for Agricultural Insurance	5100B	(9246)	1,683.0	0.0	0.0	0.0
Centre of Excellence for Advanced Technology in Agriculture (CEATA)	5100B	(9328)	0.0	2,000.0	33,527.0	35,527.0
Input Supplies Project (ALBA Food Initiative Project)	5100B	(9329)	0.0	2,000.0	80,100.0	82,100.0
National Irrigation Development Project (IDB)	5100B	(9298)	206,000.0	26,100.0	167,220.0	193,320.0
Diversification of the Caribbean Livestock through the Production of Small Ruminants	5100B	(9349)	0.0	22,752.0	27,391.0	50,143.0
Climate Change Adaptation and Disaster Risk Reduction [FICHE] (EC)	1500B	(9327)	0.0	0.0	5,991.0	5,991.0
Agricultural Support Services Project	5100B	(9218)	72,431.0	0.0	0.0	0.0
Improving Jamaica’s Agricultural Productivity Project - (Marine/Environmental)	5100B	(9122)	1,954.0	21,626.0	93,198.0	114,824.0
Biodiversity Conservation Programmes in the Cockpit Country Forest Reserve (USAID)	5100B	(9317)	4,617.0	0.0	0.0	0.0
Banana Support Project	5100B	(9293)	101,889.0	5,100.0	430,783.0	435,883.0
Sugar Transformation Project	5100B	(9071)	2,203,915.0	1,200.0	856,400.0	857,600.0
Competitive Coffee Enterprises Programme	5100B	(9333)	0.0	0.0	23,457.0	23,457.0
Rural Competitiveness Programme	5100B	(9348)	0.0	0.0	51,334.0	51,334.0
Capacity Bulding for Sustainable Land Management	5100B	(9326)	0.0	2,374.0	10,842.0	13,216.0
Climate Change Adaptation and Disaster Risk Reduction [FICHE] (EC)	5100B	(9327)	0.0	1,000.0	128,576.0	129,576.0
Marketing and Agricultural for Jamaican Improved Competitiveness (MAJIC)	5100B	(9332)	0.0	1,000.0	22,050.0	23,050.0

Total Agriculture			2,727,189.0	115,154.0	2,189,930.0	2,305,084.0

Education
Schools Rehabilitation Project (USAID)	4100B	(9234)	34,933.0	1,510.0	51,727.0	53,237.0
Enhancement of Basic Schools Project (CDB)	4100B	(9232)	154,903.0	27,227.0	261,325.0	288,552.0
Early Childhood Development Project (IBRD)	4100B	(9237)	0.0	0.0	58,870.0	58,870.0
USAID/Jamaica Basic Education Project	4100B	(9330)	0.0	23,899.0	161,676.0	185,575.0
Primary Education Support Project (IDB)	4100B	(9220)	419,216.0	8,703.0	454,000.0	462,703.0
Absenteeism in Jamaica’s Primary School (IDB/Japan Fund)	4100B	(9034)	7,871.0	0.0	0.0	0.0
University of Technology Enhancement Project	4100B	(9088)	15,309.0	0.0	300,000.0	300,000.0
Expanding Education Horizons Project (USAID)	4100B	(9283)	5,436.0	0.0	0.0	0.0
Education Transformation System Programme (IBRD/IADB)	4100B	(9331)	0.0	10,743.0	664,470.0	675,213.0
Reform of Secondary Education Project - ROSE (Phase II) IBRD	4100B	(9231)	114,494.0	0.0	0.0	0.0

Total Education			752,162.0	72,082.0	1,952,068.0	2,024,150.0

Health
HIV/AIDS Treatment, Prevention and Control Programme in Jamaica (Global Fund)	4200B	(9285)	21,258.0	0.0	0.0	0.0
Jamaica HIV/AIDS Prevention and Control II	4200B	(9205)	147,954.0	46,080.0	241,920.0	288,000.0
AIDS/STD (USAID)	4200B	(9058)	2,000.0	0.0	0.0	0.0
Jamaica HIV/AIDS Prevention Project (USAID/CDC)	4200B	(9324)	11,145.0	0.0	0.0	0.0

2010-2011 JAMAICA BUDGET

STATEMENT XII

INSTITUTIONAL PROJECTS AND PROGRAMMES

(Statement Showing the Works to which Institutional Loans are Applied)

$’000

Service	Heads of Estimates (Activity No. in brackets)		Revised Estimates 2009-10	Estimates 2010-2011
				GoJ	External	Total
HIV Prevalence in Most-at-Risk Population Reduced (USAID)	4200B	(9337)	0.0	15,000.0	103,162.0	118,162.0
Improved Health Status Among Youth and Most Vulnerable Groups (formerly Improved Reproductive Health of Youth)	4200B	(9215)	7,000.0	4,000.0	0.0	4,000.0

Scaling Up to Provide Universal Access for HIV Treatment, Care and Prevention Service (Global Fund II)	4200B	(9206)	848,270.0	0.0	905,000.0	905,000.0

Total Health			1,037,627.0	65,080.0	1,250,082.0	1,315,162.0

Transport and Communication
Transportation Infrastructure Rehabilitation Programme (IDB)	6500B	(9238)	150,772.0	49,513.0	569,396.0	618,909.0
Commercial Vehicle Safety and Weight Limit Enforcement Programme	6500B	(9084)	90,000.0	95,000.0	70,881.0	165,881.0
Road Rehabilitation Project II (Kuwait Fund for Arab Economic Development)	6500B	(9313)	40,000.0	0.0	0.0	0.0
Road Rehabilitation Project II (OPEC)	6500B	(9311)	78,000.0	0.0	0.0	0.0
National Road Services Improvement Programme and Institutional Strengthening (IDB)	6500B	(9240)	140,000.0	0.0	0.0	0.0
Northern Jamaica Development Project (OECF/IADB/EU/GOJ)	6500B	(9031)	996,301.0	1,544,000.0	0.0	1,544,000.0
Hurricane Dean Rehabilitation (CDB)	6500B	(9310)	76,164.0	0.0	0.0	0.0
Washington Boulevard Corridor Widening	6500B	(9280)	144,311.0	358,000.0	682,000.0	1,040,000.0
Natural Disaster Management - Tropical Storm Gustav Rehabilitation Works (CDB)	6500B	(9252)	278,066.0	80,000.0	1,558,791.0	1,638,791.0

Total Transport and Communication			1,993,614.0	2,126,513.0	2,881,068.0	5,007,581.0

Water and Sewerage
Rural Water Supply Project (IDB)	6300B	(9261)	92,000.0	9,350.0	0.0	9,350.0
Water Programme for Environmental Sustainability Project (WPA II) (UNESCO)	6300B	(9251)	1,850.0	0.0	5,466.0	5,466.0
Kingston Metropolitan Area (KMA) Water Supply Project (JBIC)	6300B	(9184)	730,868.0	850,000.0	705,000.0	1,555,000.0
Carib-HYCOS Project (EU)	6300B	(9250)	178.0	0.0	1,853.0	1,853.0
Port Antonio Water Sewerage and Drainage Project (EIB)	6300B	(9272)	100,000.0	0.0	26,400.0	26,400.0

Caribbean Water Initiative Project (CIDA)	6300B	(9249)	311.0	0.0	1,769.0	1,769.0

Total Water and Sewerage			925,207.0	859,350.0	740,488.0	1,599,838.0

Mining and Energy
Energy Efficiency and Conservation Project	5600B	(9323)	1,473.0	36,851.0	0.0	36,851.0

Total Mining and Energy			1,473.0	36,851.0	0.0	36,851.0

Environment
Montreal Protocol for the Phasing out of Ozone Depleting Substances	1500B	(9188)	6,500.0	4,223.0	2,700.0	6,923.0
Mitigating the Threat of Invasive Alien Species in the Insular Caribbean (CIDA)	1500B	(9343)	0.0	9,387.0	21,863.0	31,250.0
An Integrated Approach to the Marine, Coastal and Watershed Resources of East-Central Portland	1500B	(9305)	14,954.0	0.0	0.0	0.0
Piloting Natural Resource Valuation within Environmental Impact Assessments (UNDP)	1500B	(9344)	0.0	2,460.0	28,800.0	31,260.0
National Spatial Plan Project (CDB)	1500B	(9338)	0.0	8,700.0	37,098.0	45,798.0

Total Environment			21,454.0	24,770.0	90,461.0	115,231.0

Other

2010-2011 JAMAICA BUDGET

STATEMENT XII

INSTITUTIONAL PROJECTS AND PROGRAMMES

(Statement Showing the Works to which Institutional Loans are Applied)

$’000

Service	Heads of Estimates (Activity No. in brackets)		Revised Estimates 2009-10	Estimates 2010-2011
				GoJ	External	Total
Offices of the Ministry of Foreign Affairs and Foreign Trade	3000B	(9083)	4,901.0	34,490.0	33,834.0	68,324.0

Citizens Security and Justice Project - Phase II (IDB)	2600B	(9346)	0.0	0.0	683,918.0	683,918.0
Youth Development Programme (IDB)	4500B	(9089)	0.0	1,600.0	115,384.0	116,984.0
Tropical Storm Gustav Relief (Safer Housing Project)	1500B	(9319)	60,595.0	0.0	0.0	0.0
Reduction of Fluctuation in Export Earnings - FLEX (EU)	1500B	(9208)	67,000.0	10,000.0	118,000.0	128,000.0

Community Crime Prevention Programme - Renovation and Refurbishing of Community Centre in Kingston	2600B	(9258)	5,993.0	0.0	0.0	0.0

Public Sector Modernisation Programme II	1600B	(9263)	231,917.0	260,147.0	75,410.0	335,557.0
Natural Hazard Management in Urban Coastal Areas	1500B	(9307)	27,489.0	11,627.0	24,000.0	35,627.0
Planning Model Development and National Development Plan ‘T21’ (CDB)	1500B	(9072)	22,947.0	7,309.0	18,892.0	26,201.0
Road Improvement Programme	6500B	(9335)	0.0	15,750.0	225,000.0	240,750.0
Palisadoes Shoreline and Road Project	6500B	(9334)	0.0	110,000.0	890,000.0	1,000,000.0
Support to the Development of a National Statistics System	1500B	(9347)	500.0	0.0	14,558.0	14,558.0

Youth Development Programme (IDB)	4100B	(9089)	8,910.0	5,319.0	136,312.0	141,631.0
Poverty Reduction Programme II - Capacity Building and Training for Communities (EU)	2600B	(9257)	48,583.0	0.0	62,535.0	62,535.0
Capacity Building in the Enforcement of Competition Law in Jamaica	5300B	(9351)	0.0	1,890.0	6,615.0	8,505.0
Citizens Security and Justice Project (IDB)	2600B	(9223)	795,085.0	0.0	0.0	0.0
Plant Breeding and Diagnostics Technologies	5300B	(9036)	2,378.0	1,904.0	5,318.0	7,222.0
Youth Empowerment and Information Centre Establishment in Jamaica	4500B	(9253)	11,412.0	22,749.0	31,434.0	54,183.0
Productive Integration of Micro-Enterprises in Jamaica/Industry Modernisation Project	5300B	(9295)	6,415.0	3,577.0	20,860.0	24,437.0
Youth Empowerment and Participation Programme	4100B	(9248)	7,308.0	0.0	0.0	0.0
Household Expenditure Survey	1500B	(9350)	0.0	0.0	10,954.0	10,954.0
Security Sector Reform Programme (EU)	2600B	(9321)	147,465.0	0.0	0.0	0.0
Strategic Flexible Funding Facility (UNDP)	1500B	(9339)	0.0	200.0	14,760.0	14,960.0
Information and Communications Technology Project	1500B	(9278)	87,641.0	109,480.0	0.0	109,480.0
Jamaica Competitiveness Enhancement Programme	1500B	(9086)	10,000.0	0.0	15,370.0	15,370.0
Citizens Security and Justice Project (IDB)	2800B	(9223)	3,180.0	0.0	35,000.0	35,000.0
Jamaica Violence Prevention and Sustainable Development Programme (UNDP)	2600B	(9254)	12,408.0	0.0	124,375.0	124,375.0
Social Protection Project	4000B	(9207)	2,387,120.0	2,575,610.0	1,145,950.0	3,721,560.0
Montego Bay Convention Centre (EXIM Bank of China)	1500B	(9070)	1,000,634.0	667,221.0	2,278,500.0	2,945,721.0

Bogue Road Rehabilitation Project	6500B	(9091)	689,453.0	300,000.0	200,000.0	500,000.0
Emergency Assistance for Hurricane	6500B	(9085)	75,000.0	0.0	0.0	0.0
Food Processing Incubator Project	5300B	(9352)	0.0	5,000.0	9,000.0	14,000.0
Transforming the Vital Statistics Data Collection	1500B	(9239)	2,900.0	12,452.0	29,554.0	42,006.0
Jamaica Energy Security and Efficiency Enhancement Project Preparation Facility	5600B	(9353)	0.0	20,000.0	0.0	20,000.0
Poverty Reduction Programme II - Start Up Programme (EU)	2600B	(9256)	4,270.0	0.0	0.0	0.0
Community Based Lanslide Risk Management (Japan Social Development Fund/IBRD)	1500B	(9322)	0.0	3,717.0	106,444.0	110,161.0
Building Disaster Resilient Communities	1500B	(9312)	13,274.0	7,029.0	24,307.0	31,336.0
Urban Renewal Project (IADB)	5300B	(9229)	27,120.0	0.0	0.0	0.0

2010-2011 JAMAICA BUDGET

STATEMENT XII

INSTITUTIONAL PROJECTS AND PROGRAMMES

(Statement Showing the Works to which Institutional Loans are Applied)

$’000

Service	Heads of Estimates (Activity No. in brackets)		Revised Estimates 2009-10	Estimates 2010-2011
				GoJ	External	Total
Youth Empowerment and Participation Programme	4500B	(9248)	3,439.0	10,400.0	24,979.0	35,379.0
Rehabilitation and Reintegration of Local Offenders and Deported Persons (BFCO)	2600B	(9316)	57,509.0	0.0	129,203.0	129,203.0
Institutional Strenghtening of the Planning Institute of Jamaica	1500B	(9090)	20,994.0	8,500.0	9,472.0	17,972.0
Protecting Children in Emergencies by Strengthening the Capacity of Schools and their Surrounding Communities to respond to Disasters (Phase II)	1500B	(9308)	0.0	1,892.0	5,330.0	7,222.0
Incubator and Entrepreneurial Production Enterprises Project	5300B	(9247)	20,407.0	0.0	0.0	0.0
Institutionalisation of DevInfo	1500B	(9069)	7,108.0	8,029.0	4,399.0	12,428.0
Development of Sport and Recreational Facilities (Venezuelan Investment Fund - BANDES)	1500B	(9145)	531,564.0	1,022,555.0	229,606.0	1,252,161.0
Support to National Development Planning Goals, MDGs and Human Development (UNDP)	1500B	(9341)	0.0	0.0	7,210.0	7,210.0
Social Protection Support To Food Price Crisis (IDB)	4000B	(9228)	612,880.0	0.0	105,425.0	105,425.0
Jamaica Social Investment Fund	1500B	(9178)	1,056,517.0	377,398.0	1,982,205.0	2,359,603.0
Total Other			8,072,316.0	5,615,845.0	8,954,113.0	14,569,958.0

GRAND Total			15,531,042.0	8,915,645.0	18,058,210.0	26,973,855.0

2010-2011 JAMAICA BUDGET

STATEMENT XIII

Functional Classification of Expenditure

For the Year 2010-2011 As Presented to the House of Representatives

Recurrent

	Actual Estimates 2008-2009	Approved Estimates 2009-2010	Revised Estimates 2009-2010	Estimates 2010-2011
1 General Government Services
1 Executive and Legislative Services	1,606,230.0	1,720,021.0	1,669,545.0	1,785,193.0
2 Economic and Fiscal Policies and Management	8,803,374.0	8,964,595.0	8,687,785.0	8,749,075.0
3 Personnel Management	2,968,259.0	2,865,020.0	2,895,610.0	3,409,508.0
4 Foreign Affairs	2,585,116.0	2,571,414.0	2,373,687.0	2,717,238.0
5 Economic Planning and Statistical Services	1,031,922.0	920,796.0	881,500.0	885,773.0
6 Public Works	454,151.0	498,606.0	496,856.0	531,319.0
7 Other General Government Services	14,878,689.0	15,644,274.0	16,508,284.0	18,234,348.0

Total General Government Services	33,356,093.0	33,520,842.0	33,807,120.0	36,605,071.0

2 Defence Affairs and Services
Total Defence Affairs and Services	6,416,562.0	9,678,895.0	9,555,583.0	8,832,001.0

3 Public Order and Safety Services
1 Police	24,521,473.0	26,462,242.0	24,124,767.0	25,273,825.0
2 Justice	3,361,876.0	3,276,660.0	3,073,877.0	3,285,463.0
3 Correctional Services	3,631,577.0	3,685,957.0	3,727,327.0	3,799,970.0

Total Public Order and Safety Services	31,514,926.0	32,834,114.0	30,925,971.0	32,359,258.0

4 Public Debt Management Services
1 Internal Debt	87,054,934.0	112,512,246.0	144,176,868.0	95,092,532.0
2 External Debt	37,047,164.0	46,495,208.0	42,643,983.0	47,056,815.0

Total Public Debt Management Services	124,102,098.0	159,007,454.0	186,820,851.0	142,149,347.0

5 Social Security and Welfare Services
Total Social Security and Welfare Services	2,804,848.0	2,849,724.0	2,848,004.0	3,004,293.0

6 Education Affairs and Services
Total Education Affairs and Services	59,605,751.0	66,209,226.0	70,287,165.0	68,839,776.0

7 Health Affairs and Services
Total Health Affairs and Services	27,822,141.0	28,260,256.0	29,090,701.0	30,172,083.0

8 Information and Broadcasting
Total Information and Broadcasting	646,600.0	572,683.0	574,071.0	553,291.0

9 Housing
Total Housing	237,257.0	237,448.0	228,013.0	238,207.0

10 Community Amenity Services
1 Community Development	4,319,332.0	3,890,583.0	4,096,250.0	3,853,671.0
2 Water Supply Services	419,750.0	343,547.0	326,655.0	352,365.0

Total Community Amenity Services	4,739,082.0	4,234,130.0	4,422,905.0	4,206,036.0

11 Art and Culture
Total Art and Culture	1,021,036.0	922,101.0	872,805.0	727,306.0

12 Other Social and Community Services
1 Sporting and Recreational Services	340,728.0	302,003.0	298,526.0	233,033.0
3 Youth Development Services	1,058,343.0	1,019,657.0	844,365.0	683,312.0
4 Other Services	287,580.0	439,000.0	439,000.0	439,000.0

Total Other Social and Community Services	1,686,651.0	1,760,660.0	1,581,891.0	1,355,345.0

13 Industry and Commerce
Total Industry and Commerce	1,719,254.0	1,760,386.0	1,605,403.0	1,713,067.0

14 Agriculture
Total Agriculture	4,317,107.0	4,445,190.0	4,383,615.0	4,969,184.0

2010-2011 JAMAICA BUDGET

STATEMENT XIII

Functional Classification of Expenditure

For the Year 2010-2011 As Presented to the House of Representatives

Recurrent

	Actual Estimates 2008-2009	Approved Estimates 2009-2010	Revised Estimates 2009-2010	Estimates 2010-2011
15 Mining
Total Mining	113,264.0	114,850.0	99,152.0	105,147.0
16 Energy
Total Energy	134,760.0	122,567.0	123,228.0	113,227.0
17 Tourism
Total Tourism	3,576,379.0	2,836,631.0	2,646,573.0	2,210,414.0
18 Roads
Total Roads	544,989.0	569,922.0	569,422.0	592,070.0
19 Physical Planning and Development
Total Physical Planning and Development	175,338.0	164,391.0	156,339.0	178,880.0
20 Scientific and Technological Services
Total Scientific and Technological Services	595,348.0	552,882.0	552,634.0	584,953.0
21 Environmental Protection and Conservation
Total Environmental Protection and Conservation	639,031.0	615,206.0	592,785.0	599,591.0
22 Labour Relations and Employment Services

Total Labour Relations and Employment Services	908,536.0	884,331.0	835,569.0	824,039.0
23 Transport and Communication Services
1 Rail Transport	61,200.0	73,440.0	73,440.0	88,128.0
2 Shipping, Ports and Light Houses	274,761.0	286,568.0	289,197.0	306,792.0
3 Road Transport	1,111,464.0	977,261.0	898,128.0	793,480.0
5 Postal Services	1,736,395.0	1,772,781.0	1,825,341.0	1,822,639.0
6 Communication Services	108,879.0	156,363.0	156,363.0	126,691.0

Total Transport and Communication Services	3,292,699.0	3,266,413.0	3,242,469.0	3,137,730.0

25 Local Government Administration
Total Local Government Administration	2,753,579.0	2,308,537.0	3,805,217.0	2,616,990.0

99 Unallocated
Total Unallocated	—	9,000,000.0	—	2,000,000.0

Gross Total	312,723,329.0	367,319,584.0	389,627,486.0	348,687,306.0
Less Apropriations-in-Aid	3,258,914.0	3,531,396.0	3,655,114.0	4,757,449.0

Net Total	309,464,415.0	363,788,188.0	385,972,372.0	343,929,857.0

2010-2011 JAMAICA BUDGET

STATEMENT XIII

Functional Classification of Expenditure

For the Year 2010-2011 As Presented to the House of Representatives

Capital

	Actual Estimates 2008-2009	Approved Estimates 2009-2010	Revised Estimates 2009-2010	Estimates 2010-2011
1 General Government Services
1 Executive and Legislative Services	16,682.0	103,841.0	87,641.0	130,480.0
2 Economic and Fiscal Policies and Management	1,065,244.0	1,780,688.0	716,943.0	1,163,714.0
3 Personnel Management	210,000.0	82,600.0	88,935.0	81,334.0
4 Foreign Affairs	25,240.0	34,000.0	4,901.0	68,324.0
5 Economic Planning and Statistical Services	91,382.0	193,439.0	70,513.0	367,650.0
6 Public Works	383,216.0	206,990.0	190,507.0	120,594.0
7 Other General Government Services	1,095,413.0	1,528,387.0	1,303,774.0	2,705,160.0

Total General Government Services	3,187,177.0	3,929,945.0	2,463,214.0	4,637,256.0

2 Defence Affairs and Services

Total Defence Affairs and Services	4,260,917.0	340,000.0	340,000.0	160,000.0

3 Public Order and Safety Services
1 Police	2,752,556.0	1,585,110.0	1,445,103.0	1,158,293.0
2 Justice	395,682.0	419,050.0	271,180.0	285,000.0
3 Correctional Services	118,803.0	284,900.0	117,509.0	460,203.0

Total Public Order and Safety Services	3,267,041.0	2,289,060.0	1,833,792.0	1,903,496.0

4 Public Debt Management Services
1 Internal Debt	99,159,540.0	120,162,950.0	147,684,633.0	69,837,009.0
2 External Debt	44,990,485.0	30,234,528.0	24,600,701.0	26,997,237.0

Total Public Debt Management Services	144,150,025.0	150,397,478.0	172,285,334.0	96,834,246.0

5 Social Security and Welfare Services

Total Social Security and Welfare Services	2,256,427.0	3,025,600.0	3,016,200.0	3,842,185.0

6 Education Affairs and Services

Total Education Affairs and Services	4,171,161.0	3,981,996.0	2,740,323.0	2,765,437.0

7 Health Affairs and Services

Total Health Affairs and Services	1,036,876.0	1,031,182.0	1,153,370.0	1,451,353.0

8 Information and Broadcasting

Total Information and Broadcasting	68,000.0	33,343.0	4,849.0	—

9 Housing

Total Housing	132,652.0	192,500.0	56,291.0	53,000.0

10 Community Amenity Services
1 Community Development	1,522,776.0	586,315.0	409,715.0	327,920.0
2 Water Supply Services	1,588,216.0	1,793,093.0	1,406,100.0	1,849,838.0

Total Community Amenity Services	3,110,992.0	2,379,408.0	1,815,815.0	2,177,758.0

11 Art and Culture
Total Art and Culture	22,000.0	5,000.0	5,000.0	—

12 Other Social and Community Services
1 Sporting and Recreational Services	—	—	364,812.0	—
3 Youth Development Services	43,159.0	320,264.0	152,069.0	370,177.0
4 Other Services	52,683.0	222,433.0	45,766.0	70,237.0

5 Community Development	—	155,790.0	52,853.0	62,535.0

Total Other Social and Community Services	95,842.0	698,487.0	615,500.0	502,949.0

13 Industry and Commerce

Total Industry and Commerce	453,968.0	318,719.0	160,521.0	75,688.0

14 Agriculture

Total Agriculture	3,353,056.0	5,095,024.0	4,079,739.0	2,934,910.0

2010-2011 JAMAICA BUDGET

STATEMENT XIII

Functional Classification of Expenditure

For the Year 2010-2011 As Presented to the House of Representatives

Capital

	Actual Estimates 2008-2009	Approved Estimates 2009-2010	Revised Estimates 2009-2010	Estimates 2010-2011
15 Mining
Total Mining	3,048,522.0	3,661,060.0	8,177,060.0	—

16 Energy
Total Energy	130,000.0	150,000.0	96,984.0	156,851.0

17 Tourism
Total Tourism	56,230.0	—	—	—

18 Roads
Total Roads	10,839,328.0	7,802,443.0	5,999,334.0	8,482,876.0

19 Physical Planning and Development
Total Physical Planning and Development	1,988,294.0	2,042,381.0	1,649,948.0	4,212,153.0

20 Scientific and Technological Services
Total Scientific and Technological Services	25,367.0	35,175.0	7,228.0	7,222.0

21 Environmental Protection and Conservation
Total Environmental Protection and Conservation	51,177.0	21,454.0	21,454.0	115,231.0

23 Transport and Communication Services
2 Shipping, Ports and Light Houses	60,000.0	55,000.0	50,000.0	—
3 Road Transport	161,465.0	231,000.0	210,000.0	6,734,593.0
4 Civil Aviation	266,626.0	33,750.0	33,750.0	22,500,000.0
5 Postal Services	24,757.0	5,702.0	5,000.0	—
6 Communication Services	651,000.0	1,351,000.0	1,374,261.0	1,450,000.0

Total Transport and Communication Services	1,163,848.0	1,676,452.0	1,673,011.0	30,684,593.0

24 Other Economic Services
Total Other Economic Services	13,600,000.0	—	—	—

25 Local Government Administration
Total Local Government Administration	70,364.0	74,300.0	56,351.0	168,600.0
99 Unallocated
Total Unallocated	2,459,327.0	2,459,327.0	1,259,000.0	1,240,000.0
Gross Total	202,998,591.0	191,640,334.0	209,510,318.0	162,405,804.0

Less Apropriations-in-Aid	4,490,937.0	388,416.0	2,418,416.0	2,365,210.0

Net Total	198,507,654.0	191,251,918.0	207,091,902.0	160,040,594.0

2010-2011 JAMAICA BUDGET

STATEMENT XIII

Functional Classification of Expenditure

For the Year 2010-2011 As Presented to the House of Representatives

Total Recurrent and Capital

	Actual Estimates 2008-2009	Approved Estimates 2009-2010	Revised Estimates 2009-2010	Estimates 2010-2011
1 General Government Services
1 Executive and Legislative Services	1,622,912.0	1,823,862.0	1,757,186.0	1,915,673.0
2 Economic and Fiscal Policies and Management	9,868,618.0	10,745,283.0	9,404,728.0	9,912,789.0
3 Personnel Management	3,178,259.0	2,947,620.0	2,984,545.0	3,490,842.0
4 Foreign Affairs	2,610,356.0	2,605,414.0	2,378,588.0	2,785,562.0
5 Economic Planning and Statistical Services	1,123,304.0	1,114,235.0	952,013.0	1,253,423.0
6 Public Works	837,367.0	705,596.0	687,363.0	651,913.0
7 Other General Government Services	15,974,102.0	17,172,661.0	17,812,058.0	20,939,508.0

Total General Government Services	36,543,270.0	37,450,787.0	36,270,334.0	41,242,327.0

2 Defence Affairs and Services
Total Defence Affairs and Services	10,677,479.0	10,018,895.0	9,895,583.0	8,992,001.0

3 Public Order and Safety Services
1 Police	27,274,029.0	28,047,352.0	25,569,870.0	26,432,118.0
2 Justice	3,757,558.0	3,695,710.0	3,345,057.0	3,570,463.0
3 Correctional Services	3,750,380.0	3,970,857.0	3,844,836.0	4,260,173.0

Total Public Order and Safety Services	34,781,967.0	35,123,174.0	32,759,763.0	34,262,754.0

4 Public Debt Management Services
1 Internal Debt	186,214,474.0	232,675,196.0	291,861,501.0	164,929,541.0
2 External Debt	82,037,649.0	76,729,736.0	67,244,684.0	74,054,052.0

Total Public Debt Management Services	268,252,123.0	309,404,932.0	359,106,185.0	238,983,593.0

5 Social Security and Welfare Services
Total Social Security and Welfare Services	5,061,275.0	5,875,324.0	5,864,204.0	6,846,478.0

6 Education Affairs and Services
Total Education Affairs and Services	63,776,912.0	70,191,222.0	73,027,488.0	71,605,213.0

7 Health Affairs and Services
Total Health Affairs and Services	28,859,017.0	29,291,438.0	30,244,071.0	31,623,436.0

8 Information and Broadcasting
Total Information and Broadcasting	714,600.0	606,026.0	578,920.0	553,291.0

9 Housing
Total Housing	369,909.0	429,948.0	284,304.0	291,207.0

10 Community Amenity Services
1 Community Development	5,842,108.0	4,476,898.0	4,505,965.0	4,181,591.0
2 Water Supply Services	2,007,966.0	2,136,640.0	1,732,755.0	2,202,203.0

Total Community Amenity Services	7,850,074.0	6,613,538.0	6,238,720.0	6,383,794.0

11 Art and Culture
Total Art and Culture	1,043,036.0	927,101.0	877,805.0	727,306.0

12 Other Social and Community Services
1 Sporting and Recreational Services	340,728.0	302,003.0	663,338.0	233,033.0
3 Youth Development Services	1,101,502.0	1,339,921.0	996,434.0	1,053,489.0
4 Other Services	340,263.0	661,433.0	484,766.0	509,237.0

5 Community Development	—	155,790.0	52,853.0	62,535.0

Total Other Social and Community Services	1,782,493.0	2,459,147.0	2,197,391.0	1,858,294.0

13 Industry and Commerce
Total Industry and Commerce	2,173,222.0	2,079,105.0	1,765,924.0	1,788,755.0

14 Agriculture
Total Agriculture	7,670,163.0	9,540,214.0	8,463,354.0	7,904,094.0

2010-2011 JAMAICA BUDGET

STATEMENT XIII

Functional Classification of Expenditure

For the Year 2010-2011 As Presented to the House of Representatives

Total Recurrent and Capital

	Actual Estimates 2008-2009	Approved Estimates 2009-2010	Revised Estimates 2009-2010	Estimates 2010-2011
15 Mining
Total Mining	3,161,786.0	3,775,910.0	8,276,212.0	105,147.0

16 Energy
Total Energy	264,760.0	272,567.0	220,212.0	270,078.0

17 Tourism
Total Tourism	3,632,609.0	2,836,631.0	2,646,573.0	2,210,414.0

18 Roads
Total Roads	11,384,317.0	8,372,365.0	6,568,756.0	9,074,946.0

19 Physical Planning and Development
Total Physical Planning and Development	2,163,632.0	2,206,772.0	1,806,287.0	4,391,033.0

20 Scientific and Technological Services
Total Scientific and Technological Services	620,715.0	588,057.0	559,862.0	592,175.0

21 Environmental Protection and Conservation
Total Environmental Protection and Conservation	690,208.0	636,660.0	614,239.0	714,822.0

22 Labour Relations and Employment Services
Total Labour Relations and Employment Services	908,536.0	884,331.0	835,569.0	824,039.0

23 Transport and Communication Services
1 Rail Transport	61,200.0	73,440.0	73,440.0	88,128.0
2 Shipping, Ports and Light Houses	334,761.0	341,568.0	339,197.0	306,792.0
3 Road Transport	1,272,929.0	1,208,261.0	1,108,128.0	7,528,073.0
4 Civil Aviation	266,626.0	33,750.0	33,750.0	22,500,000.0
5 Postal Services	1,761,152.0	1,778,483.0	1,830,341.0	1,822,639.0
6 Communication Services	759,879.0	1,507,363.0	1,530,624.0	1,576,691.0

Total Transport and Communication Services	4,456,547.0	4,942,865.0	4,915,480.0	33,822,323.0

24 Other Economic Services
Total Other Economic Services	13,600,000.0	—	—	—

25 Local Government Administration
Total Local Government Administration	2,823,943.0	2,382,837.0	3,861,568.0	2,785,590.0

99 Unallocated
Total Unallocated	2,459,327.0	11,459,327.0	1,259,000.0	3,240,000.0

Gross Total	515,721,920.0	558,959,918.0	599,137,804.0	511,093,110.0

Less Apropriations-in-Aid	7,749,851.0	3,919,812.0	6,073,530.0	7,122,659.0

Net Total	507,972,069.0	555,040,106.0	593,064,274.0	503,970,451.0

2010-2011 JAMAICA BUDGET

STATEMENT XIV

REVENUE AND LOAN RECEIPTS

SUMMARY

Head	Accounts 2008/09 $	Consolidated Fund Receipts 2009/10 $	Estimates 2010/11 $
I RECURRENT REVENUE

TAXATION

1 Customs	20,143,541,713	18,932,040,186	23,747,937,398
4 Income Tax	107,625,458,072	118,459,695,508	114,877,278,627
5 Land and Property Tax
7 Stamp Duties	9,550,417,656	7,423,727,878	7,386,061,944
8 Motor Vehicle Licences	1,685,935,034	1,724,612,805	1,974,849,328
9 Other Licences	417,488,089	462,839,817	510,498,022
11 Travel Tax	1,553,219,627	1,933,075,394	2,550,616,424
12 Betting,Gaming and Lotteries-Duties,Fees,Levies	1,288,456,341	1,487,540,103	1,675,771,144
14 Retail Sales Tax
16 Education Tax	11,798,866,274	12,302,755,859	12,399,038,480
17 Contractors Levy	787,396,649	755,593,682	851,207,923
18 General Consumption Tax	68,882,102,790	70,233,661,904	78,030,966,887
19 Special Consumption Tax	18,440,954,804	26,994,745,911	40,900,606,038
20 Environmental Levy	2,216,909,988	2,076,353,295	2,306,518,745

TOTAL	244,390,747,037	262,786,642,342	287,211,350,960

NON-TAX REVENUE

22 Post Office	821,278,452	838,264,153	1,115,650,000
23 Interest	1,031,716,483	1,588,951,767	1,267,460,884
24 Departmental and other Miscellaneous Revenue	14,189,109,580	18,108,846,388	17,634,904,723

TOTAL	16,042,104,515	20,536,062,309	20,018,015,607

TOTAL RECURRENT REVENUE	260,432,851,552	283,322,704,651	307,229,366,567

II CAPITAL REVENUE

25 Royalties	956,836,477	514,725,702	587,397,670
26 Land Sales
27 Loan Repayments	611,652,368	604,164,117	48,129,710
28 Extraordinary Receipts	5,044,579,508	10,313,825,159	17,688,322,000

TOTAL CAPITAL REVENUE	6,613,068,353	11,432,714,979	18,323,849,380

TOTAL RECURRENT AND CAPITAL REVENUE	267,045,919,905	294,755,419,630	325,553,215,947

2010-2011 JAMAICA BUDGET

STATEMENT XIV

REVENUE AND LOAN RECEIPTS

SUMMARY

Head	Accounts 2008/09 $	Consolidated Fund Receipts 2009/10 $	Estimates 2010/11 $
III TRANSFERS FROM CAPITAL DEVELOPMENT FUND
29 Transfers to Current Account	4,200,000,000	510,555,000	2,128,900,000
30 Transfers to Capital Account

TOTAL	4,200,000,000	510,555,000	2,128,900,000

IV LOAN RECEIPTS
31 Loan receipts	218,185,721,387	293,562,038,778	176,288,334,752

TOTAL LOAN RECEIPTS	218,185,721,387	293,562,038,778	176,288,334,752

TOTAL REVENUE AND LOAN RECEIPTS	489,431,641,292	588,828,013,408	503,970,450,699

The Consolidated Fund Receipts are subject to change

2010-2011 JAMAICA BUDGET

STATEMENT XV

DETAILS OF REVENUE AND LOAN RECEIPTS

HEAD	Accounts 2008/09 (1) J$	Estimates 2009/10 (2) J$	Consolidated Fund Receipts 2009/10 (3) J$	Estimates 2010/11 (4) J$	Increase (+) / Decrease (-) [(4)-(3)] J$

I RECURRENT REVENUE

Head 1 - Customs

1 Import Duties	20,143,541,713	24,130,088,757	18,923,981,959	23,740,937,398	4,816,955,439
2 Warehouse Fees			8,058,227	7,000,000

Total Head 1	20,143,541,713	24,130,088,757	18,932,040,186	23,747,937,398	4,816,955,439

Head 4 - Income Tax

1 Income Tax - Companies	26,917,312,696	28,976,649,171	29,851,843,268	34,638,867,041	4,787,023,773
2 Income Tax - Individuals	73,197,530,352	67,486,082,812	59,940,605,927	61,187,128,491	1,246,522,564
3 Excess Profit Tax
4 Tax on Interest/Dividend	7,510,615,024	25,262,530,096	28,667,246,313	19,051,283,095	(9,615,963,218)

Total Head 4	107,625,458,072	121,725,262,079	118,459,695,508	114,877,278,627	(3,582,416,881)

Head 7 - Stamp Duties	9,550,417,656	10,452,547,060	7,423,727,877.84	7,386,061,944	(37,665,934)

Total Head 7	9,550,417,656	10,452,547,060	7,423,727,878	7,386,061,944	(37,665,934)

Head 8 - Motor Vehicle Licences (Motor Vehicle Act)	1,685,935,034	1,815,765,940	1,724,612,805	1,974,849,328	250,236,523

Total Head 8	1,685,935,034	1,815,765,940	1,724,612,805	1,974,849,328	250,236,523

Head 9 - Other Licences

1 Customs Brokers	3,339,326	3,279,270	2,990,000	4,083,277	1,093,277
2 Gaming Machines	239,484,611	235,177,609	183,022,924	292,838,104	109,815,180
3 Tourist Shop Licence	23,560,765	23,137,037	24,076,783	28,809,741	4,732,958
4 Hotel Licence Duty	113,917,015	111,868,278	8,942,890	139,295,975	130,353,085
5 Other	37,186,373	36,517,596	243,807,220	45,470,926	(198,336,295)

Total Head 9	417,488,090	409,979,790	462,839,817	510,498,022	47,658,205

Head 11 - Travel Tax	1,553,219,627	1,519,619,640	1,933,075,394	2,550,616,424	617,541,030

Total Head 11	1,553,219,627	1,519,619,640	1,933,075,394	2,550,616,424	617,541,030

Head 12 - Betting, Gaming and Lotteries

1 Duties, Fees, Levies	1,288,456,341	1,387,678,486	1,487,540,103	1,675,771,144	188,231,041

Total Head 12	1,288,456,341	1,387,678,486	1,487,540,103	1,675,771,144	188,231,041

Head 16 - Education Tax	11,798,866,274	12,596,501,897	12,302,755,859	12,399,038,480	96,282,621

Total Head 16	11,798,866,274	12,596,501,897	12,302,755,859	12,399,038,480	96,282,621

Head 17 - Contractors Levy	787,396,649	848,026,041	755,593,682	851,207,923	95,614,241

Total Head 17	787,396,649	848,026,041	755,593,682	851,207,923	95,614,241

Head 18 - General Consumption Tax	68,882,102,790	77,290,086,488	70,233,661,904	78,030,966,887	7,797,304,983

Total Head 18	68,882,102,790	77,290,086,488	70,233,661,904	78,030,966,887	7,797,304,983

2010-2011 JAMAICA BUDGET

STATEMENT XV

DETAILS OF REVENUE AND LOAN RECEIPTS

HEAD	Accounts 2008/09 (1) J$	Estimates 2009/10 (2) J$	Consolidated Fund Receipts 2009/10 (3) J$	Estimates 2010/11 (4) J$	Increase (+) / Decrease (-) [(4)-(3)] J$
Head 19 - Special Consumption Tax	18,440,954,804	20,683,368,166	26,994,745,911	40,900,606,038	13,905,860,127

Total Head 19	18,440,954,804	20,683,368,166	26,994,745,911	40,900,606,038	13,905,860,127

Head 20 - Environmental Levy	2,216,909,988	2,084,566,554	2,076,353,295	2,306,518,745	230,165,450

Total Head 20	2,216,909,988	2,084,566,554	2,076,353,295	2,306,518,745	230,165,450

TOTAL TAX REVENUE	244,390,747,038	274,943,490,898	262,786,642,342	287,211,350,960	24,425,766,845

Head 22 - Post Office

(A) POSTAL REVENUE

1 Sales of Stamps	197,447,609	250,000,000	173,987,673	275,300,000	101,312,327
2 Postage, Prepayment	428,804,209	510,000,000	426,906,425	520,000,000	93,093,575
3 Commission on Money Order and Postal Orders		80,000	—		0
4 C.O.D. and Customs Clearance Fees on Parcels	7,850,173	5,000,000	1,372,740	2,000,000	627,260
5 Shares of Postage on Parcels	2,535,026	1,500,000	624,793	750,000	125,207
6 Rental of Property				15,000,000	15,000,000
7 Rental of Letter Boxes and Bags				67,100,000	67,100,000
8 Terminal Dues				55,000,000	55,000,000
9 Other Postal Business	184,641,436	190,000,000	186,488,430	130,000,000	(56,488,430)

TOTAL POSTAL REVENUE	821,278,453	956,580,000	789,380,061	1,065,150,000	275,769,939

(B) COMMISSION FEES

7 Commission fees from Jamaica National Small Business	6,761,197	6,500,000	3,556,871	5,500,000	1,943,129
8 Commission Fees from Ministry of Labour and Social Security for handling Welfare Payments	32,185,658	40,000,000	45,218,945	45,000,000	(218,945)
9 Commission on the sale of Ministry of Water & Housing Water Tanks and Water Coupons	206,468	230,000	108,276		(108,276)

TOTAL COMMISSION FEES	39,153,323	46,730,000	48,884,092	50,500,000	1,615,908

Total Head 22	860,431,776	1,003,310,000	838,264,153	1,115,650,000	277,385,847

Head 23 - Interest

1 Interest on On-lent loans	154,695,224	285,451,836	574,221,466	99,932,270	(474,289,196)
2 Interest Earned on Local Currency Bank Accounts	758,312,060	498,884,979	748,879,203	757,714,351	8,835,148
3 Interest Earned on Foreign Currency Bank Accounts	112,442,065	108,258,238	1,043,280	143,903,475	142,860,195
4 Interest Earned on Loans and Advances to Public Officers	6,267,134	6,031,936	10,928,686	10,446,177	(482,509)
5 Interest on Government Deposits (MDA)	266,639,308	262,656,466	253,879,132	255,464,611	1,585,479

Total Head 23	1,298,355,791	1,161,283,455	1,588,951,767	1,267,460,884	(321,490,884)

Head 24 - Departmental and Other
Miscellaneous Revenue

2010-2011 JAMAICA BUDGET

STATEMENT XV

DETAILS OF REVENUE AND LOAN RECEIPTS

HEAD	Accounts 2008/09 (1) J$	Estimates 2009/10 (2) J$	Consolidated Fund Receipts 2009/10 (3) J$	Estimates 2010/11 (4) J$	Increase (+) / Decrease (-) [(4)-(3)] J$
AUDITOR GENERAL’S DEPARTMENT

1 Audit fees	117,000	300,000	142,000	3,825,000	3,683,000
2 Miscellaneous Receipts	70,815	6,000	106,838	10,000	(96,838)

TOTAL - AUDITOR GENERAL’S DEPARTMENT	187,815	306,000	248,838	3,835,000	3,586,162

OFFICE OF THE CONTRACTOR GENERAL

1 Contractor’s Registration fees	11,399,000	12,310,000	6,536,000	14,678,000	8,142,000

TOTAL - OFFICE OF THE CONTRACTOR GENERAL	11,399,000	12,310,000	6,536,000	14,678,000	8,142,000

OFFICE OF THE SERVICES COMMISSIONS

1 Processing Fees		152,000			0
2 Miscellaneous Receipts		—			0

TOTAL OFFICE OF THE SERVICES COMMISSIONS	—	152,000	—	—	0

OFFICE OF THE PRIME MINISTER

1 Universal Services Levy	1,445,629,542	1,200,000,000	1,300,057,382	1,200,000,000	(100,057,382)
2 Miscellaneous Receipts	28,000	560,000	5,568,607	988,000	(4,580,607)

TOTAL OFFICE OF THE PRIME MINISTER	1,445,657,542	1,200,560,000	1,305,625,989	1,200,988,000	(104,637,989)

NATIONAL LAND AGENCY

SURVEY AND MAPPING DIVISION

1 Pre-Checked (Survey) Fees (50% of Gross Receipts)		7,000			0
2 Sale of Monuments (50% of Gross Receipts)		—			0
3 Sale of Maps (50% of Gross Receipts)		—			0
4 Hydrographic Surveys (50% of Gross Receipts)		—			0
5 Photographic and Mapping Services (50% of Gross Receipts)		3,000			0
6 Miscellaneous Receipts (50% of Gross Receipts)		17,090			0

TOTAL - SURVEY AND MAPPING DIVISION	—	27,090	—	—	0

LAND TITLING DIVISION

1 Registration Fees (50% of Gross Receipts)		672,298			0
2 Survey Fees		—			0
3 Search Certificates		3,895			0
4 Assurance Fund (50% of Gross Receipts)		—		5,900	5,900
5 General Searches/Photocopying		3,294			0
6 Miscellaneous Receipts (50% of Gross Receipts)		35,303			0

TOTAL - TITLES DIVISION	—	714,790	—	5,900	5,900

2010-2011 JAMAICA BUDGET

STATEMENT XV

DETAILS OF REVENUE AND LOAN RECEIPTS

HEAD	Accounts 2008/09 (1) J$	Estimates 2009/10 (2) J$	Consolidated Fund Receipts 2009/10 (3) J$	Estimates 2010/11 (4) J$	Increase (+) / Decrease (-) [(4)-(3)] J$
LAND VALUATION DIVISION

1 Valuation Services (50% of Gross Receipts)		7,000			0
2 Sale of Valuation Roll Data (50% of Gross Receipts)		900			0
3 Sale of Maps Etc.(50 % of Gross Receipts)		—			0
4 Subdivision Certification (50 % of Gross Receipts)		120			0
5 Miscellaneous Receipts (50 % of Gross Receipts)		100			0

TOTAL - LAND VALUATION DIVISION	—	8,120	—	—	0

TOTAL NATIONAL LAND AGENCY	—	750,000	—	5,900	5,900

NATIONAL ENVIRONMENT AND PLANNING AGENCY

1 Permits (Wastewater including Sewage)		7,352,690			(7,352,690)
2 CITES Permits and Certificates		200,000			(200,000)
3 NRCA Permits/Licences		22,000,000			(22,000,000)
4 Lifeguard Examination		1,000,000			(1,000,000)
5 Beach Licence Fees		15,000,000			(15,000,000)
6 Dredging Fees					0
7 Miscellaneous Receipts (50% of Gross Receipts)	20,511,365				0

TOTAL NATIONAL ENVIRONMENT AND PLANNING AGENCY	20,511,365	45,552,690	—	—	(45,552,690)

TOTAL OFFICE OF THE PRIME MINISTER AND DEPARTMENTS	1,466,168,907	1,246,862,690	1,305,625,989	1,200,993,900	(150,184,779)

OFFICE OF THE CABINET

1 Forfeiture of loan Agreement (MDB)	5,779,261	—	10,686,769		(10,686,769)
2 Miscellaneous Receipts	93,500	18,000	1,479,358	72,000	(1,407,358)

TOTAL OFFICE OF THE CABINET	5,872,761	18,000	12,166,128	72,000	(12,094,128)

MANAGEMENT INSTITUTE FOR NATIONAL DEVELOPMENT

1 Dean’s Office ( 50% of Gross Receipts)		—			0
2 Management Studies and Organisational Division ( 50% of Gross Receipts)		—			0
3 Finance and Accounts Division ( 50% of Gross Receipts)		—			0
4 Professionals Training Centre ( 50% of Gross Receipts)		—			0
5 Mandeville Office ( 50% of Gross Receipts)		—			0
6 Facilities Rental ( 50% of Gross Receipts)		—			0
7 Miscellaneous Receipts		—			0

TOTAL - MANAGEMENT INSTITUTE FOR NATIONAL DEVELOPMENT	—	—	—	—	0

2010-2011 JAMAICA BUDGET

STATEMENT XV

DETAILS OF REVENUE AND LOAN RECEIPTS

HEAD	Accounts 2008/09 (1) J$	Estimates 2009/10 (2) J$	Consolidated Fund Receipts 2009/10 (3) J$	Estimates 2010/11 (4) J$	Increase (+) / Decrease (-) [(4)-(3)] J$
TOTAL - OFFICE OF THE CABINET AND DEPARTMENT	5,872,761	18,000	12,166,128	72,000	(12,094,128)

MINISTRY OF TOURISM
1 Fees - Travel Agencies Registration Act	88,325	—	173,000	—	(173,000)
2 Fees - Registration of Clubs Act	1,644,500	—	1,286,300	—	(1,286,300)
3 Miscellaneous Receipts		—	2,480,750	87,000	(2,393,750)

TOTAL - MINISTRY OF TOURISM	1,732,825	—	3,940,050	87,000	(3,853,050)

OFFICE OF THE PRIME MINISTER (LOCAL GOVERNMENT)
1 Fire Inspection Fees		170,000		250,000	250,000
2 Fire Certification & Application	149,070	9,500,000		12,000,000	12,000,000
3 Tender Document Fees		550,000	35,918	90,000	54,082
4 Training of Safety Monitor & Demonstration		1,000,000		1,550,000	1,550,000
5 Repairs of Fire Hydrants		500,000		—	0
6 Permission to host events				780,000
7 Fines		—			0
8 6% Pension Contribution - Councillors	16,060,135	294,000	16,169,201		(16,169,201)
9 Miscellaneous Receipts	2,150,866	150,000	3,087	400,000	396,913

TOTAL OFFICE OF THE PRIME MINISTER (LOCAL GOVERNMENT)	18,360,071	12,164,000	16,208,207	15,070,000	(1,918,207)

MINISTRY OF FINANCE AND THE PUBLIC SERVICE
1 Fees - Banking Licence Registration 1973	116,092,464	114,908,000	122,832,193	100,000,000	(22,832,193)
2 Profits on Government owned Companies - Dividends	171,785,754	275,844,857	1,387,346,820	500,000,000	(887,346,820)
3 BOJ Profits		—	2,748,356,000	4,000,000,000	4,000,000,000
4 Sale of Unserviceable Stores	19,539,069	17,056,199	40,944,858	35,699,747	(5,245,111)
5 Sale of Gazettes	1,184,194	4,525,215		2,946,000	2,946,000
6 Fees - Scotia Bank Jamaica Economic Growth Fund	17,707,455	—	64,461,357	—	(64,461,357)
7 Provident Fund	327,000,000	34,905,147	44,000,000	30,567,496	(13,432,504)
8 Fees - FIA Licence Registration	236,841	—		6,627,113	6,627,113
9 Fees - Building Societies	11,768,442	12,000,000	4,873,586	14,468,000	9,594,414
10 Sale of Forfeited goods - F I D	—	3,897,929		126,000,000	126,000,000
11 Miscellaneous Receipts	7,164,061	72,773,753	101,436,533	9,361,000	(92,075,533)

TOTAL - MINISTRY OF FINANCE AND THE PUBLIC SERVICE	672,478,280	535,911,100	4,514,251,346	4,825,669,356	3,059,774,010

ACCOUNTANT GENERAL’S DEPARTMENT
1 Pension Contributions: Widows and Orphans	663,146,536	742,055,106	747,515,619	770,641,899	23,126,280
2 Pension Contributions: Members of the Legislature	10,003,371	10,930,928	19,534,091	20,267,626	733,534
3 Pension Contributions: Other Government Authorities for Seconded Officers	11,278,966	14,654,910	6,505,583	6,785,151	279,567
4 Registration of Jamaica Investment Capital Growth Funds		—			0
5 Fees on Government Guaranteed Loans		—			0
6 Recovery of Pension and Salary	14,051,360	19,476,519	34,227,889	36,500,000	2,272,111

2010-2011 JAMAICA BUDGET

STATEMENT XV

DETAILS OF REVENUE AND LOAN RECEIPTS

HEAD	Accounts 2008/09 (1) J$	Estimates 2009/10 (2) J$	Consolidated Fund Receipts 2009/10 (3) J$	Estimates 2010/11 (4) J$	Increase (+) / Decrease (-) [(4)-(3)] J$
7 Chancery Fund Commission	849,641	1,648,199	814,267	987,766	173,499
8 Sale of Receipt books	875,398	734,103	1,153,534	1,322,972	169,438
9 Executive Agency Investment Fund Management Fees		160,000		160,000	160,000
10 Recovery of Prior Years’ Expenditure		2,000,000			0
11 Processing Fees - salary deduction	1,392,201	1,700,000	1,442,204	1,700,000	257,796
12 Miscellaneous Receipts	83,120,188	4,000,000	78,112,086	90,105,247	11,993,162

TOTAL - ACCOUNTANT GENERAL’S DEPARTMENT	784,717,661	797,359,765	889,305,273	928,470,660	39,165,387

CUSTOMS DEPARTMENT

1 Receipts from Sale of Seized Items	86,603,548	73,581,930	239,479,743	150,460,584	(89,019,159)
2 Penalty Payments for Breaches of Customs Act and Regulations	259,518,256	65,327,970	110,328,448	136,774,000	26,445,552
3 Net Service Charge for Shipping and Airline Carriers	215,224,175	208,270,930	209,359,134	—	(209,359,134)
4 Processing Fees	552,018,500	579,785,300	753,560,210	705,825,000	(47,735,210)
5 Standard and Compliance Fees	17,055,569	15,890,290	18,544,294	22,121,000	3,576,706
6 Customs User fee	6,707,185,112	6,781,000,000	6,276,990,157	7,758,640,667	1,481,650,510
7 Excise Tax 2.5%		—		—	0
8 Special Consumption Tax 2.5%		—		—	0
9 Irrevocable Standing Orders	14,500	34,650	19,000	25,000	6,000
10 Miscellaneous Receipts	1,346,480	712,620	1,278,506	1,502,741	224,235

TOTAL - CUSTOMS DEPARTMENT	7,838,966,140	7,724,603,690	7,609,559,493	8,775,348,992	1,165,789,499

INLAND REVENUE DEPARTMENT

1 Penalty for late and non-payment of sundry taxes and licences	117,610	700,000	79,125	600,000	520,875
2 Penalty for Breaches of Spirit Licences	545,025	500,000	646,733	550,000	(96,733)
3 Property Tax (2.5%)	58,468,198	55,000,000	45,080,667	55,000,000	9,919,333
4 National Health Fund (NHF) 2.5%		—			0
5 Road Maintenance Fund 2.5%	18,153,028	16,000,000	18,378,887	30,000,000	11,621,113
6 Annual Charge on Assets of Corporate Bodies		—			0
7 Special Consumption Tax 2.5%	5,500	—			0
8 Trade Licence 2.5%	1,766,082	1,500,000	1,030,392	1,500,000	469,608
9 Miscellaneous Receipts	97,243	17,000,000	4,325,838	18,000,000	13,674,162

TOTAL - INLAND REVENUE DEPARTMENT	79,152,686	90,700,000	69,541,641	105,650,000	36,108,359

TAXPAYER AUDIT AND ASSESSMENT DEPARTMENT
Net Service Charge for services rendered by
1 Excise Officers	5,149,272	9,500,000	10,552,798	12,000,000	1,447,202
2 Miscellaneous Receipts	2,761,099	—	372,514	600,000	227,486

TOTAL - TAXPAYER AUDIT AND ASSESSMENT DEPARTMENT	7,910,371	9,500,000	10,925,312	12,600,000	1,674,688

TOTAL - MINISTRY OF FINANCE AND THE PUBLIC SERVICE AND DEPARTMENTS	9,383,225,138	9,158,074,555	13,093,583,065	14,647,739,008	4,302,511,943

MINISTRY OF NATIONAL SECURITY

2010-2011 JAMAICA BUDGET

STATEMENT XV

DETAILS OF REVENUE AND LOAN RECEIPTS

HEAD	Accounts 2008/09 (1) J$	Estimates 2009/10 (2) J$	Consolidated Fund Receipts 2009/10 (3) J$	Estimates 2010/11 (4) J$	Increase (+) / Decrease (-) [(4)-(3)] J$
1 Rental of Lettings (Land and Buildings)		—	—	10,000,000	10,000,000
2 Sale of Used and Obsolete Items		—	—		0
3 Soldiers’ Contributions to Various Services	3,890	7,000,000	—	9,900,000	9,900,000
4 Sale of Various Items to Officers	175,075	9,380,000	—	4,500,000	4,500,000
8 Ticketing		—	—		0
9 Miscellaneous Receipts	21,164,852	2,400,000	1,022,840	8,000,000	6,977,160

TOTAL MINISTRY OF NATIONAL SECURITY	21,343,817	18,780,000	1,022,840	32,400,000	31,377,160

POLICE DEPARTMENT

1 Sale of Unclaimed and Confiscated Items (Sale of Stores)	—	—	3,061	—	(3,061)
2 Band Receipts	—	—	—	—	0
3 Police Certificates	80,995,127	82,000,000	71,163,203	80,000,000	8,836,797
4 Finger Print Search (Formerly User Service Fees)	52,758,000	52,000,000	45,578,800	50,000,000	4,421,200
5 Pension Contributions: Constabulary	75,328,501	120,000,000	85,435,611	125,000,000	39,564,389
6 Pension Contributions: Special Constables	33,412,718	40,000,000	19,995,982	25,000,000	5,004,018
7 Accident Report	7,383,600	8,000,000	7,243,980	9,000,000	1,756,020
8 Miscellaneous Receipts	13,023,137	12,000,000	28,153,094	20,000,000	(8,153,094)

TOTAL - POLICE DEPARTMENT	262,901,083	314,000,000	257,573,731	309,000,000	51,426,269

DEPARTMENT OF CORRECTIONAL SERVICES

1 Sundry Fines and Contributions	1,476,644	408,000	118,000	609,600	491,600

TOTAL - DEPARTMENT OF CORRECTIONAL SERVICES	1,476,644	408,000	118,000	609,600	491,600

PASSPORT, IMMIGRATION AND CITIZENSHIP AGENCY

1 Naturalisation Fees	1,048,000	5,083,500	552,000	—	(552,000)
2 Issue of Passports	70,582	479,770,600	—	—	0
3 Sale of Services					0
4 Ticketing					0
5 Miscellaneous Receipts		15,088,000	—	—	0

TOTAL PASSPORT, IMMIGRATION AND CITIZENSHIP AGENCY	1,118,582	499,942,100	552,000	—	(552,000)

ELECTORAL OFFICE

1 Registration & ID Card Services	842,175	15,500,000	1,118,088	7,000,000	5,881,912
2 Sale of Software Licence		—			0
3 Miscellaneous Receipts	689,711	30,000		42,000	42,000

TOTAL ELECTORAL OFFICE	1,531,886	15,530,000	1,118,088	7,042,000	5,923,912

TOTAL MINISTRY OF NATIONAL SECURITY AND DEPARTMENTS	288,372,012	848,660,100	260,384,658	349,051,600	88,666,942

MINISTRY OF JUSTICE

1 Traffic Fines	188,755,124	140,000	—	—	0

2010-2011 JAMAICA BUDGET

STATEMENT XV

DETAILS OF REVENUE AND LOAN RECEIPTS

HEAD	Accounts 2008/09 (1) J$	Estimates 2009/10 (2) J$	Consolidated Fund Receipts 2009/10 (3) J$	Estimates 2010/11 (4) J$	Increase (+) / Decrease (-) [(4)-(3)] J$
2 Other Court Fines	43,631,812	126,000,000	105,139,764	120,300,000	15,160,236
3 Sale of Revised Laws of Jamaica to the Private Sector		400	—	400,000	400,000
4 Forfeited Recognizances (Funds)		5,000	—	5,000,000	5,000,000
5 Sale of Marriage Licences			—	57,000,000	57,000,000
6 Miscellaneous Receipts	324,820	40,584	2,303,868	5,584,000	3,280,132

TOTAL - MINISTRY OF JUSTICE	232,711,756	126,185,984	107,443,632	188,284,000	80,840,368

ADMINISTRATOR GENERAL’S DEPARTMENT

1 Charges for Administering Intestate Estate (50% of Gross Receipts)	5,694,817	—	2,394,516		(2,394,516)

TOTAL - ADMINISTRATOR GENERAL’S DEPARTMENT	5,694,817	—	2,394,516	—	(2,394,516)

TRUSTEE IN BANKRUPTCY DEPARTMENT

1 Commission, Fees and Charges against the Bankrupt	36,026,474	25,400,000	2,102,895	10,000,000	7,897,105

TOTAL - TRUSTEE IN BANKRUPTCY DEPARTMENT	36,026,474	25,400,000	2,102,895	10,000,000	7,897,105

TOTAL - MINISTRY OF JUSTICE AND DEPARTMENTS	274,433,047	151,585,984	111,941,042	198,284,000	86,342,958

MINISTRY OF FOREIGN AFFAIRS AND FOREIGN TRADE

1 Visa Fees from Overseas Missions	11,275,057	20,862,961	13,714,272	12,196,284	(1,517,988)
2 Authentication fees	10,379,957	13,114,476	9,489,393	12,016,886	2,527,493
3 Rush fees	843,111	658,109	847,037	806,531	(40,506)
4 Consul fees	23,595,655	32,891,552	25,036,857	17,415,102	(7,621,755)
5 Postage fees	1,605,637	187,858		142,435	142,435
6 Miscellaneous Receipts	41,215,056	2,311,964	25,125,226	1,962,571	(23,162,655)

TOTAL - MINISTRY OF FOREIGN AFFAIRS AND FOREIGN TRADE	88,914,473	70,026,920	74,212,785	44,539,809	(29,672,976)

MINISTRY OF LABOUR AND SOCIAL SECURITY

1 Reimbursement - NIS	393,986,833	467,983,202	459,316,696	428,416,000	(30,900,696)
2 Fees - Factories Registration Act	1,963,681	1,239,001	2,779,094	1,766,179	(1,012,915)
3 Fees - Employment Agencies Registration Act	3,120	4,700	10,770	4,960	(5,810)
4 Fees - Recruiting of Workers Act		—			0
5 Work Permit	496,932,325	510,000,000	335,750,000	400,000,000	64,250,000
6 Miscellaneous Receipts	93,261,885	400,000	9,712	436,354	426,642

TOTAL - MINISTRY OF LABOUR AND SOCIAL SECURITY	986,147,844	979,626,903	797,866,273	830,623,493	32,757,220

2010-2011 JAMAICA BUDGET

STATEMENT XV

DETAILS OF REVENUE AND LOAN RECEIPTS

HEAD	Accounts 2008/09 (1) J$	Estimates 2009/10 (2) J$	Consolidated Fund Receipts 2009/10 (3) J$	Estimates 2010/11 (4) J$	Increase (+) / Decrease (-) [(4)-(3)] J$

MINISTRY OF EDUCATION
1 Fees from Jamaica School Certificate Examinations	187,983	220,000		205,000	205,000
2 Rental of EDDC and other Buildings	1,166,727	6,600,000	298	6,500,000	6,499,702
3 Repayment of Bonds by Teachers	3,473,153	15,000,000		18,000,000	18,000,000
4 Transcripts	2,032	7,500		6,000	6,000
5 Recovery of Previous years Expenditure	861,148	25,000,000		15,000,000	15,000,000
6 Miscellaneous Receipts	580,466	3,500,000		5,000,000	5,000,000

TOTAL - MINISTRY OF EDUCATION	6,271,509	50,327,500	298	44,711,000	44,710,702

MINISTRY OF HEALTH

1 Registration of Pharmacies and Pharmacists	—	—	—	—	0
2 Registration of Drugs	1,604,500	1,300,000	1,949,776	2,000,000	50,224
3 Parents Contribution toward Maintenance of Children in Children’s Home		500,000	—	—	0
4 Drug Permits	2,459,900	3,000,000	2,295,140	3,000,000	704,860
5 Miscellaneous Receipts	11,653,092	1,000,000	4,099,241	2,000,000	(2,099,241)

TOTAL - MINISTRY OF HEALTH	15,717,492	5,800,000	8,344,157	7,000,000	(1,344,157)

GOVERNMENT CHEMIST

1 Fees from Laboratory analyses	636,282	840,000	775,050	1,750,000	974,950

TOTAL - GOVERNMENT CHEMIST	636,282	840,000	775,050	1,750,000	974,950

REGISTRAR GENERAL’S DEPARTMENT AND ISLAND RECORD OFFICE

1 Registration of Births, Deaths and Marriages (50% of Gross Receipts)		—			0
2 Island Record Office (50% of Gross Receipts)		—			0

TOTAL - REGISTRAR GENERAL’S DEPARTMENT & ISLAND RECORD OFFICE	—	—	—	—	0

TOTAL - MINISTRY OF HEALTH AND DEPARTMENTS	16,353,774	6,640,000	9,119,207	8,750,000	(369,207)

MINISTRY OF YOUTH, CULTURE AND SPORTS

1 Miscellaneous Receipts				372,000

TOTAL - MINISTRY OF YOUTH, CULTURE AND SPORTS	—	—	—	372,000	—

JAMAICA INFORMATION SERVICE

1 Sales of Publications and Advertising (50% of Gross Receipts)		—			0
2 Public Relation Fees (50% of Gross Receipts)		—	2,949,409		(2,949,409)
3 Printing Services (50% of Gross Receipts)		—			0
4 Radio Programmes (50% of Gross Receipts)		—			0
5 Editorial Revenue (50% of Gross Receipts)		—			0
6 Television Revenue (50% of Gross Receipts)		—			0
7 Administration (50% of Gross Receipts)		—			0

2010-2011 JAMAICA BUDGET

STATEMENT XV

DETAILS OF REVENUE AND LOAN RECEIPTS

HEAD	Accounts 2008/09 (1) J$	Estimates 2009/10 (2) J$	Consolidated Fund Receipts 2009/10 (3) J$	Estimates 2010/11 (4) J$	Increase (+) / Decrease (-) [(4)-(3)] J$

8 Computer Services and Research Services (50% of Gross Receipts)		—			0
9 Regional Services (50% of Gross Receipts)		—			0
10 Photography Services (50% of Gross Receipts)		—			0

TOTAL - JAMAICA INFORMATION SERVICE	—	—	2,949,409	—	(2,949,409)

TOTAL - MINISTRY OF YOUTH, CULTURE AND SPORTS AND DEPARTMENT	—	—	2,949,409	372,000	(2,949,409)

MINISTRY OF AGRICULTURE AND FISHERIES

1 Sale of livestock		—		—	0
2 Sale of Pigs		—		—	0
3 Sale of Milk		—		—	0
4 Other Receipts from Agricultural Stations	25,055	—		—	0
5 Veterinary Fees and Supplies		—		—	0
6 Quarantine Fees	965,200	925,000	807,100	—	(807,100)
7 Import Permits	15,938,423	16,384,000	12,644,976	—	(12,644,976)
8 Receipts from Zoo		—		—	0
9 Sale of Fish		—		—	0
10 Sale of Seedlings		—		—	0
11 Sale of Fingerlings	215,488	738,320	108,567	140,000	31,433
12 Receipts from sundry and other receipts	4,172,107	598,140	6,948,606	2,661,116	(4,287,490)
13 Rural Physical Planning		350,000	464,228	540,000	75,772
14 Hope Gardens	3,000	—		—	0
15 Fisheries	874,753	—	10,300	—	(10,300)

TOTAL MINISTRY OF AGRICULTURE AND FISHERIES	22,194,026	18,995,460	20,983,777	3,341,116	(17,642,661)

ESTATE MANAGEMENT DIVISION

1 Rents - Crown Lands and Other Government Properties		—		83,009	83,009
2 Land Settlement Properties		—		14,032	14,032
3 Rental of Land-Leased properties		—		900	900
4 Crown Property Sales				115,000	115,000
4 Attorney’s Fee/ Photocopying		—		—	0
5 Miscellaneous Receipts		—		70	70
6 Other Receipts		—		10,000	10,000

TOTAL ESTATE MANAGEMENT DIVISION	—	—	—	223,011	223,011

FORESTRY DEPARTMENT

1 Timber Sales	2,208,649	2,300,000	1,216,129	2,000,000	783,871
2 Sale of Seedlings	1,072,010	840,000	999,355	1,000,000	645
3 Miscellaneous Receipts	367,230	420,000	940,294	400,000	(540,294)

TOTAL FORESTRY DEPARTMENT	3,647,889	3,560,000	3,155,779	3,400,000	244,221

TOTAL MINISTRY OF AGRICULTURE AND FISHERIES AND DEPARTMENTS	25,841,915	22,555,460	24,139,555	6,964,127	(17,175,428)

MINISTRY OF INDUSTRY, INVESTMENT AND COMMERCE

2010-2011 JAMAICA BUDGET

STATEMENT XV

DETAILS OF REVENUE AND LOAN RECEIPTS

HEAD	Accounts 2008/09 (1) J$	Estimates 2009/10 (2) J$	Consolidated Fund Receipts 2009/10 (3) J$	Estimates 2010/11 (4) J$	Increase (+) / Decrease (-) [(4)-(3)] J$
MINISTRY OF INDUSTRY, INVESTMENT AND COMMERCE

1 Miscellaneous Receipts		—		—	0

TOTAL MINISTRY OF INDUSTRY, INVESTMENT AND COMMERCE	—	—	—	—	0

TRADE BOARD

1 Trade Board - Fees for Import Licences		74,571,365		46,000,000	46,000,000
2 Certification Fees				—	0
3 Scrap Metal		3,000,000		6,000,000	6,000,000
4 Car Dealers Registration				9,000,000	9,000,000
5 Collateral Letter				1,900,000	1,900,000
6 Letter of Transfer				6,400,000	6,400,000
7 Miscellaneous Receipts		3,000,000		1,300,000	1,300,000

TOTAL TRADE BOARD	—	80,571,365	—	70,600,000	70,600,000

FOOD STORAGE AND PREVENTION OF INFESTATION DIVISION

1 Food Storage and Prevention of Infestation Division - Sundry Fees		6,000,000		7,000,000	7,000,000

TOTAL - FOOD STORAGE AND PREVENTION OF INFESTATION DIVISION	—	6,000,000	—	7,000,000	7,000,000

MOTOR VEHICLE POLICY UNIT

1 Registration of New Car Dealers		—			0
2 Registration of Used Car Dealers	10,600,000	—		—	0

TOTAL - MOTOR VEHICLE POLICY UNIT	10,600,000	—	—	—	0

DEPARTMENT OF CO-OPERATIVE AND FRIENDLY SOCIETY

1 Amendment to Rules Fees	15,500	20,000	131,100	35,000	(96,100)
2 Registration Fees - Cooperative & Friendly Society	39,000	50,000	83,960	90,000	6,040
3 Registration of Special Resolution	5,500	10,000	249,255	5,000	(244,255)
4 Arbitration	165,900	125,000	140,320	125,000	(15,320)
5 Training	144,900	250,000	142,000	405,000	263,000
6 Miscellaneous Receipts	228,250	120,000	94,500	100,000	5,500

TOTAL - DEPARTMENT OF CO-OPERATIVE AND FRIENDLY SOCIETY	599,050	575,000	841,135	760,000	(81,135)

COMPANIES OFFICE OF JAMAICA

1 Fees for Registration of Companies (50% of Gross Receipts)		—	—		0
2 Fees for Registration of Business Names		—	—		0
3 Miscellaneous receipts	87,500	—	70,800		(70,800)

TOTAL COMPANIES OFFICE OF JAMAICA	87,500	—	70,800	—	(70,800)

2010-2011 JAMAICA BUDGET

STATEMENT XV

DETAILS OF REVENUE AND LOAN RECEIPTS

HEAD	Accounts 2008/09 (1) J$	Estimates 2009/10 (2) J$	Consolidated Fund Receipts 2009/10 (3) J$	Estimates 2010/11 (4) J$	Increase (+) / Decrease (-) [(4)-(3)] J$

JAMAICA INTELLECTUAL PROPERTY OFFICE

1 Fees for Registration of Trademark		25,853,550		22,903,346	22,903,346
2 Patent fees	—	1,518	—	1,518	1,518
3 Design Fees				60,600	60,600

TOTAL - JAMAICA INTELLECTUAL PROPERTY OFFICE	—	25,855,068	—	22,965,464	22,965,464

JAMAICA BUSINESS DEVELOPMENT CENTRE

1 Service Income (Graphic Services, Training & Prep. of Business Plans	—	10,350,000		—	0

TOTAL - JAMAICA BUSINESS DEVELOPMENT CENTRE	—	10,350,000	—	—	—

JAMAICA TRADE & INVEST (JAMPRO)

1 Direction & Administration				—	0
2 Overseas Representation & Regional Offices				—	0
3 Investment & Export Promotion Services				—	0

TOTAL - JAMAICA TRADE & INVEST	—	—	—	—	—

SCIENTIFIC RESEARCH COUNCIL

1 Information Services				—	0
2 Process Development				—	0
3 Product Research & Development				—	0
4 Promotion & Distribution of Products				—	0

TOTAL - SCIENTIFIC RESEARCH COUNCIL	—	—	—	—	—

TOTAL MINISTRY OF INDUSTRY, INVESTMENT AND COMMERCE AND DEPARTMENTS	11,286,550	123,351,433	911,935	101,325,464	100,413,529

MINISTRY OF ENERGY AND MINING

1 Miscellaneous Receipts			0.00	1,251,000.00

TOTAL MINISTRY OF ENERGY AND MINING	0.00	0.00	0.00	1,251,000.00	0.00

SPECTRUM MANAGEMENT AUTHORITY

1 Telecommunication Licence fees	97,417,101	76,280,000	230,695,127	72,507,322	(158,187,805)

TOTAL - SPECTRUM MANAGEMENT AUTHORITY	97,417,101	76,280,000	230,695,127	72,507,322	(158,187,805)

ELECTRICITY AUTHORITY

1 Fees - Electric Lighting Act	14,092,789	18,385,000	12,487,056	24,000,000	11,512,944

2010-2011 JAMAICA BUDGET

STATEMENT XV

DETAILS OF REVENUE AND LOAN RECEIPTS

HEAD	Accounts 2008/09 (1) J$	Estimates 2009/10 (2) J$	Consolidated Fund Receipts 2009/10 (3) J$	Estimates 2010/11 (4) J$	Increase (+) / Decrease (-) [(4)-(3)] J$

TOTAL - ELECTRICITY AUTHORITY	14,092,789	18,385,000	12,487,056	24,000,000	11,512,944

MINES AND GEOLOGY DIVISION

1 Quarry Tax	66,812,766	60,000,000	59,568,883	65,000,000	5,431,117
2 Receipts from issue of Sundry Permits	1,483,160	3,000,000	—	—	0
3 Laboratory Analysis -Metallic Minerals	1,520,870	3,000,000	—	—	0
4 Miscellaneous Receipts	20,491,958	—	2,462,637		(2,462,637)

TOTAL MINES ANDGEOLOGY DIVISION	90,308,754	66,000,000	62,031,520	65,000,000	2,968,480

TOTAL MINISTRY OF ENERGY AND MINING AND DEPARTMENTS	201,818,644	160,665,000	305,213,703	162,758,322	(143,706,381)

MINISTRY OF WATER AND HOUSING

1 Miscellaneous Receipts	245,925.00		340,474

TOTAL MINISTRY OF WATER AND HOUSING	245,925.00	0	340,474	0	0

MINISTRY OF TRANSPORT AND WORKS

1 Bluefield Guest House		—		—	0
2 Tender Document	10,000	10,000	40,000	50,000	10,000
3 On and Off Trailer Plates		—		—	0
4 Other Receipts		1,500,000	3,831,588	2,500,000	(1,331,588)
5 Miscellaneous Receipts	1,813,628	18,000,000	83,932,452	2,500,000	(81,432,452)

TOTAL MINISTRY OF TRANSPORT AND WORKS	1,823,628	19,510,000	87,804,041	5,050,000	(82,754,041)

NATIONAL WORKS AGENCY

1 Project Management fees (50% of Gross Receipts)	69,602,692	460,000,000	57,240,005	—	(57,240,005)
2 Hireage of Equipment (50% of Gross Receipts)		—	—	—	0
3 Tender Document Fees (50% of Gross Receipts)		2,500,000	—	—	0
4 Miscellaneous Receipts (50% of Gross Receipts)	336,186	14,000,000	320,000	—	(320,000)

TOTAL NATIONAL WORKS AGENCY	69,938,878	476,500,000	57,560,005	—	(57,560,005)

TOTAL - MINISTRY OF TRANSPORT AND WORKS AND DEPARTMENT	71,762,506	496,010,000	145,364,046	5,050,000	(140,314,046)

MISCELLANEOUS RECEIPTS (UNCLASSIFIED)	1,330,714,866	—	1,938,094,726	—	(1,938,094,726)

Total Head 24	14,189,109,582	13,339,336,545	18,108,846,388	17,634,904,723	2,226,799,119

		—

TOTAL NON-TAX REVENUE	16,347,897,149	15,503,930,000	20,536,062,309	20,018,015,607	2,182,694,082

	266,639,310	(46,730,000)

TOTAL RECURRENT REVENUE	260,738,644,187	290,447,420,898	283,322,704,651	307,229,366,567	26,608,460,928

2010-2011 JAMAICA BUDGET

STATEMENT XV

DETAILS OF REVENUE AND LOAN RECEIPTS

HEAD	Accounts 2008/09 (1) J$	Estimates 2009/10 (2) J$	Consolidated Fund Receipts 2009/10 (3) J$	Estimates 2010/11 (4) J$	Increase (+) / Decrease (-) [(4)-(3)] J$
II CAPITAL REVENUE

Head 25 - Royalties

1 Bauxite	956,836,477	594,910,000	514,241,363	587,397,670	73,156,307
2 Silica Sand		—			0
3 Marble		—	484,339		(484,339)

Total Head 25	956,836,477	594,910,000	514,725,702	587,397,670	72,671,968

Head 26 - Land Sales
1 Crown Lands/ Properties		—			0
2 Land Settlement Allotments		—	—	—	0
3 Mona Houses		—	—	—	0

Total Head 26	—	—	—	—	0

Head 27 - Loan Repayments

1 Municipal and Parish Councils		—			0
2 Dependencies and Local Bodies		—			0
3 Cocoa Board - Rehabilitation Scheme		—			0
4 Miscellaneous	611,652,368	5,641,988,852	604,164,117	48,129,710	(556,034,407)
5 Farm Improvement Scheme		—			0
6 Farm Development Scheme		—			0
7 Farm Recovery Loan		—			0
8 Housing Trust Fund		—			0
9 Bank of Jamaica Deposit		—			0
10 Transportation for Public Officers		—			0

Total Head 27	611,652,368	5,641,988,852	604,164,117	48,129,710	(556,034,407)

Head 28 - Extraordinary Receipts

1 Immigrant Deposits		—			0
2 Agriculture Recovery Programme - Sale of Mechanical Implements
3 Sale of unserviceable goods-Housing Dept and Supply Division Stores
4 Surplus on Sinking Fund		—			0
5 Proceeds from Foreshore Development		—			0
6 Grants from the European Union	4,734,579,508	6,664,488,000	3,673,913,829	12,529,553,000	8,855,639,171
7 Grants from Government of the Netherlands		—			0
8 Miscellaneous		1,200,000,000	4,089,868,099	2,072,648,000	(2,017,220,099)
9 Bauxite Alumina Trading Company		—			0
10 Other Grants		3,581,337,000	2,550,043,231	3,086,121,000	536,077,769
11 Proceeds from Divestment	310,000,000	12,900,000,000			0

Total Head 28	5,044,579,508	24,345,825,000	10,313,825,159	17,688,322,000	7,374,496,841

TOTAL CAPITAL REVENUE	6,613,068,353	30,582,723,852	11,432,714,979	18,323,849,380	6,891,134,401

III TRANSFERS FROM CAPITAL DEVELOPMENT FUND

Head 29 - Transfers to Current Account

2010-2011 JAMAICA BUDGET

STATEMENT XV

DETAILS OF REVENUE AND LOAN RECEIPTS

HEAD	Accounts 2008/09 (1) J$	Estimates 2009/10 (2) J$	Consolidated Fund Receipts 2009/10 (3) J$	Estimates 2010/11 (4) J$	Increase (+) / Decrease (-) [(4)-(3)] J$
(a) Transfers in lieu of Income Tax from Alumina Producers		—			0

(b) Other	4,200,000,000	750,000,000	510,555,000	2,128,900,000	1,618,345,000

Total Head 29	4,200,000,000	750,000,000	510,555,000	2,128,900,000	1,618,345,000

Head 30 - Transfers to Capital Account		—			0

Total Head 30	—	—	—	—	0

TOTAL - TRANSFERS FROM CAPITAL DEVELOPMENT FUND	4,200,000,000	750,000,000	510,555,000	2,128,900,000	1,618,345,000

IV LOAN RECEIPTS

EXTERNAL LOANS

Multilateral

Loans to be raised under Act 39 of 1964

1 World Bank Loans	14,993,601,148	11,084,365,000	19,183,854,708	12,093,854,000	(7,090,000,708)
2 Inter-American Development Bank	9,328,257,385	9,882,275,000	21,689,634,926	34,359,399,000	12,669,764,074
3 Caribbean Development Bank	3,245,606,836	5,097,493,000	995,594,328	7,627,989,000	6,632,394,672
4 European Union	839,157,132	700,000,000	61,996,000	0	(61,996,000)
5 World Bank/IDB		0		0	0
6 IFAD		33,000,000		—	0
7 OECF/USAID		—		—	0
8 OPEC		141,000,000	401,453,000	—	(401,453,000)
9 OECF	200,379,000	—		—	0
10 Other	124,556,000	580,735,000	1,112,550,000	328,393,400	(784,156,600)

Bilateral

11 Government of China	853,148,000	1,057,712,000	604,622,000	3,202,334,000	2,597,712,000
12 Government of Germany	82,879,000	—		—	0
13 JBIC		782,320,000		705,000,000	705,000,000
14 Kuwait	66,539,000	49,000,000			0
15 Saudi					0
16 PL480					0
17 Other	11,562,596,865		1,179,193,049		(1,179,193,049)

Other Loans					0

18 Capital Market	26,210,831,971	—			0
19 Other		—			0

TOTAL EXTERNAL LOANS	67,507,552,337	29,407,900,000	45,228,898,011	58,316,969,400	13,088,071,389

DOMESTIC LOANS

1 Local Commercial Banking Sector	12,272,230,000		221,937,624		(221,937,624)
2 Local Registered Stock, Debentures & Investment Bonds	122,904,714,521	186,378,474,549	243,892,806,342	117,971,365,352	(125,921,440,990)
3 Indexed Bonds & US$ Loans	15,501,224,530	—	4,218,396,801		(4,218,396,801)
4 Other		—			0

TOTAL DOMESTIC LOANS	150,678,169,051	186,378,474,549	248,333,140,767	117,971,365,352	(130,361,775,415)

2010-2011 JAMAICA BUDGET

STATEMENT XV

DETAILS OF REVENUE AND LOAN RECEIPTS

HEAD	Accounts 2008/09 (1) J$	Estimates 2009/10 (2) J$	Consolidated Fund Receipts 2009/10 (3) J$	Estimates 2010/11 (4) J$	Increase (+) / Decrease (-) [(4)-(3)] J$
TOTAL LOAN RECEIPTS	218,185,721,388	215,786,374,549	293,562,038,778	176,288,334,752	(117,273,704,026)

SUMMARY

Recurrent Revenue	260,738,644,187	290,447,420,898	283,322,704,651	307,229,366,567	23,906,661,916

Capital Revenue	6,613,068,353	30,582,723,852	11,432,714,979	18,323,849,380	6,891,134,401

Transfers from Capital Development Fund	4,200,000,000	750,000,000	510,555,000	2,128,900,000	1,618,345,000

Loan Receipts	218,185,721,388	215,786,374,549	293,562,038,778	176,288,334,752	(117,273,704,026)

TOTAL	489,737,433,928	537,566,519,299	588,828,013,408	503,970,450,699	(84,857,562,708)

The Consolidated Fund Receipts are subject to change